 As filed with the Securities and Exchange Commission on January 28, 2013

Securities Act registration no. 33-38953

Investment Company Act file no. 811-06279

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   ☒

Post-Effective Amendment No. 44 ☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   ☒

Amendment No.  46 ☒

HARRIS ASSOCIATES INVESTMENT TRUST

(Registrant)

Two North La Salle Street, Suite 500

Chicago, Illinois 60602-3790

Telephone number 312/621-0600

Janet L. Reali	Paulita A. Pike
Harris Associates L.P.	K&L Gates LLP
Two North La Salle Street, #500	70 West Madison Street, #3100
Chicago, Illinois 60602	Chicago, Illinois 60602

(Agents for service)

Amending Parts A, B and C and filing Exhibits

It is proposed that this filing will become effective:
☒ immediately upon filing pursuant to rule 485(b)

☐ on January 28, 2013 pursuant to rule 485(b)

☐ 60 days after filing pursuant to rule 485(a)(1)
☐ on pursuant to rule 485(a)(1)
☐ 75 days after filing pursuant to rule 485(a)(2)
☐ on pursuant to rule 485(a)(2)

PROSPECTUS

JANUARY 28, 2013

	Class I	Class II
Oakmark Fund	OAKMX	OARMX
Oakmark Select Fund	OAKLX	OARLX
Oakmark Equity and Income Fund	OAKBX	OARBX
Oakmark Global Fund	OAKGX	OARGX
Oakmark Global Select Fund	OAKWX	OARWX
Oakmark International Fund	OAKIX	OARIX
Oakmark International Small Cap Fund	OAKEX	OAREX

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Advised by Harris Associates L.P.

TABLE OF CONTENTS

OAKMARK FUND (OAKMX)	1
Investment Objective	1
Fees and Expenses	1
Principal Investment Strategy	2
Principal Investment Risks	3
Performance Information	4
Portfolio Management	5
Purchase and Sale of Fund Shares	5
Tax Information	6
Payments to Broker-Dealers and Other Financial Intermediaries	6
OAKMARK SELECT FUND (OAKLX)	7
Investment Objective	7
Fees and Expenses	7
Principal Investment Strategy	8
Principal Investment Risks	9
Performance Information	10
Portfolio Management	11
Purchase and Sale of Fund Shares	12
Tax Information	12
Payments to Broker-Dealers and Other Financial Intermediaries	12
OAKMARK EQUITY AND INCOME FUND (OAKBX)	13
Investment Objective	13
Fees and Expenses	13
Principal Investment Strategy	14
Principal Investment Risks	15
Performance Information	18
Portfolio Management	20
Purchase and Sale of Fund Shares	20
Tax Information	20
Payments to Broker-Dealers and Other Financial Intermediaries	20

OAKMARK GLOBAL FUND (OAKGX)	21
Investment Objective	21
Fees and Expenses	21
Principal Investment Strategy	22
Principal Investment Risks	23
Performance Information	25
Portfolio Management	26
Purchase and Sale of Fund Shares	26
Tax Information	26
Payments to Broker-Dealers and Other Financial Intermediaries	26
OAKMARK GLOBAL SELECT FUND (OAKWX)	27
Investment Objective	27
Fees and Expenses	27
Principal Investment Strategy	28
Principal Investment Risks	29
Performance Information	31
Portfolio Management	32
Purchase and Sale of Fund Shares	32
Tax Information	32
Payments to Broker-Dealers and Other Financial Intermediaries	32
OAKMARK INTERNATIONAL FUND (OAKIX)	33
Investment Objective	33
Fees and Expenses	33
Principal Investment Strategy	34
Principal Investment Risks	35
Performance Information	37
Portfolio Management	38
Purchase and Sale of Fund Shares	38
Tax Information	38
Payments to Broker-Dealers and Other Financial Intermediaries	38
OAKMARK INTERNATIONAL SMALL CAP FUND (OAKEX)	39
Investment Objective	39
Fees and Expenses	39
Principal Investment Strategy	40
Principal Investment Risks	41
Performance Information	43
Portfolio Management	44
Purchase and Sale of Fund Shares	44
Tax Information	45
Payments to Broker-Dealers and Other Financial Intermediaries	45
HOW THE FUNDS PURSUE THEIR INVESTMENT OBJECTIVES	46
Investment Objectives	46
Change in Objective	46
Principal Investment Strategies	46
Investment Techniques	49
Risk Factors	50

MANAGEMENT OF THE FUNDS	55
INVESTING WITH THE OAKMARK FUNDS	57
Eligibility To Buy Shares	57
Types of Accounts – Class I Shares	57
Types of Accounts – Class II Shares	58
Investment Minimums	58
Share Price	58
General Purchasing Policies	60
General Redemption Policies	61
HOW TO BUY CLASS I SHARES	64
By Internet	64
By Check	64
By Wire Transfer	65
By Electronic Transfer	65
By Automatic Investment	66
By Payroll Deduction	66
By Exchange	67
By Telephone	68
HOW TO REDEEM CLASS I SHARES	69
By Internet	69
In Writing	69
By Telephone	69
By Electronic Transfer	70
By Exchange	70
By Wire Transfer	71
By Automatic Redemption	71
Signature Guarantee	72
Small Account Fee Policy	72
Small Account Redemption	72
SHAREHOLDER SERVICES	73
Class I Shareholders	73
Class II Shareholders	75
DISTRIBUTIONS AND TAXES	76
Distributions	76
Taxes	76
FINANCIAL HIGHLIGHTS	79
Oakmark Fund	80
Select Fund	81
Equity and Income Fund	82
Global Fund	83
Global Select Fund	84
International Fund	85
International Small Cap Fund	86

(This page left blank intentionally.)

OAKMARK FUND

INVESTMENT OBJECTIVE

Oakmark Fund seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class II
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Redemption fee	None	None
Exchange fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class II
Management fees	0.87%	0.87%
Distribution (12b-1) fees	None	None
Other expenses	0.16%	0.43%
Total Annual Fund Operating Expenses	1.03%	1.30%

Example. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual returns and costs may be higher or lower, based on these assumptions your expenses would be:

	Class I	Class II
1 Year	$105	$132
3 Years	328	412
5 Years	569	713
10 Years	1,259	1,568

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares

PROSPECTUS

are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 27% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests primarily in a diversified portfolio of common stocks of U.S. companies. The Fund generally invests in the securities of larger capitalization companies. The Fund uses a value investment philosophy in selecting equity securities. This investment philosophy is based upon the belief that, over time, a company's stock price converges with the company's intrinsic or true business value. By "true business value," we mean an estimate of the price a knowledgeable buyer would pay to acquire the entire business. We believe that investing in securities priced significantly below their true business value presents the best opportunity to achieve the Fund's investment objective.

The Fund's investment adviser, Harris Associates L.P. (the "Adviser"), uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values. In assessing such companies, the Adviser looks for the following characteristics, although not all of the companies selected will have all of these attributes: (1) free cash flows and intelligent investment of excess cash; (2) earnings that are growing and are reasonably predictable; and (3) high level of manager ownership.

Key Tenets of the Oakmark Investment Philosophy:

1.  Buy businesses that are trading at a significant discount to the Adviser's estimate of the company's intrinsic value. At the time the Adviser buys a company, the Adviser wants the company's stock to be inexpensive relative to what it believes the entire business is worth.

2.  Invest with companies expected to grow shareholder value over time. Value investors can sometimes fall into the trap of buying a stock that is inexpensive for a reason—because the company just does not grow. The Adviser looks for good quality, growing businesses with positive free cash flow and intelligent investment of cash.

3.  Invest with management teams that think and act as owners. The Adviser seeks out companies with management teams that understand the dynamics of per share value growth and are focused on achieving such growth. Stock ownership and incentives that align managements' interests with those of shareholders are key components of this analysis.

In making its investment decisions, the Adviser uses a "bottom-up" approach focused on individual companies, rather than focusing on specific economic factors or specific industries. In order to select investments that meet the criteria described above, the Adviser uses independent, in-house research to analyze each company. As part of this selection process, the Adviser's analysts typically visit companies and conduct other research on the companies and their industries.

OAKMARK FUND

Once the Adviser determines that a stock is selling at a significant discount and that the company has the additional qualities mentioned above, the Adviser may consider buying that stock for the Fund. The Adviser usually sells a stock when the price approaches its estimated worth. This means the Adviser sets specific "buy" and "sell" targets for each stock held by the Fund. The Adviser also monitors each holding and adjusts those price targets as warranted to reflect changes in a company's fundamentals.

The Adviser believes that holding a relatively small number of stocks allows its "best ideas" to have a meaningful impact on the Fund's performance. Therefore, the Fund's portfolio typically holds thirty to sixty stocks rather than hundreds, and a higher percentage of the Fund's total assets may also be invested in a particular sector or industry.

PRINCIPAL INVESTMENT RISKS

As an investor in the Fund, you should have a long-term perspective and be able to tolerate potentially wide fluctuations in the value of your Fund shares. Your investment in the Fund is subject to risks, including the possibility that the value of the Fund's portfolio holdings may fluctuate in response to events specific to the companies in which the Fund invests, as well as economic, political or social events in the U.S. or abroad. As a result, when you redeem your Fund shares, they may be worth more or less than you paid for them.

Although the Fund makes every effort to achieve its objective, it cannot guarantee it will attain that objective. The principal risks of investing in the Fund are:

Market Risk. The Fund is subject to market risk—the risk that securities markets and individual securities will increase or decrease in value. Market risk applies to every market and every security. Security prices may fluctuate widely over short or extended periods in response to market or economic news and conditions, and securities markets also tend to move in cycles. If there is a general decline in the securities markets, it is possible your investment may lose value regardless of the individual results of the companies in which the Fund invests. The magnitude of up and down price or market fluctuations over time is sometimes referred to as "volatility," which, at times, can be significant. In addition, different asset classes and geographic markets may experience periods of significant correlation with each other. As a result of this correlation, the securities and markets in which the Fund invests may experience volatility due to market, economic, political or social events and conditions that may not readily appear to directly relate to such securities, the securities' issuer or the markets in which they trade.

Common Stock Risk. Common stocks are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company's business performance, investor perceptions, stock market trends and general economic conditions. The rights of common stockholders are subordinate to all other claims on a company's assets including debt holders and preferred stockholders; therefore, the Fund could lose money if a company in which it invests becomes financially distressed.

Value Style Risk. Investing in "value" stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the

PROSPECTUS

market fails to recognize what the Adviser considers to be the companies' true business values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Focused Portfolio Risk. The Fund's portfolio tends to be invested in a relatively small number of stocks—thirty to sixty rather than hundreds. As a result, the appreciation or depreciation of any one security held by the Fund will have a greater impact on the Fund's net asset value than it would if the Fund invested in a larger number of securities. Although that strategy has the potential to generate attractive returns over time, it also increases the Fund's volatility.

Sector or Industry Risk. If the Fund has invested a higher percentage of its total assets in a particular sector or industry, changes affecting that sector or industry, or the perception of that sector or industry, may have a significant impact on the performance of the Fund's overall portfolio.

Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

PERFORMANCE INFORMATION

The Fund's past performance (before and after taxes), as provided by the bar chart and performance table that follow, is not an indication of how the Fund will perform in the future. This information can help you evaluate the potential risk and reward of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year. The information illustrates the volatility of the Fund's historical returns and shows how the Fund's average annual returns compare with those of a broad measure of market performance. Updated performance information is available at oakmark.com or by calling 1-800-OAKMARK.

Since 2003, the highest and lowest quarterly returns for the Fund's Class I Shares were:
• Highest quarterly return: 23.2%, during the quarter ended June 30, 2009
• Lowest quarterly return: -23.0%, during the quarter ended December 31, 2008

OAKMARK FUND

Average Annual Total Returns for Periods Ended December 31, 2012

	1 Year	5 Years	10 Years
Oakmark Fund – Class I
Return before taxes	20.97%	6.16%	7.82%
Return after taxes on distributions	20.29%	5.80%	7.38%
Return after taxes on distributions and sale of Fund shares	14.53%	5.23%	6.82%
Oakmark Fund – Class II
Return before taxes	20.64%	5.85%	7.48%
S&P 500 Index (does not reflect the deduction of fees, expenses or taxes)	16.00%	1.66%	7.10%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown only for Class I shares. After-tax returns for Class II shares will vary from returns shown for Class I.

INVESTMENT ADVISER

Harris Associates L.P. is the investment adviser to the Oakmark Fund.

PORTFOLIO MANAGERS

William C. Nygren, CFA and Kevin G. Grant, CFA manage the Fund's portfolio. Mr. Nygren is a Vice President, portfolio manager and analyst of the Adviser. He joined the Adviser in 1983 and has managed the Fund since 2000. Mr. Grant is a portfolio manager and analyst of the Adviser. He joined the Adviser in 1988 and has managed the Fund since 2000.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased and sold (redeemed) on any business day, normally any day when the New York Stock Exchange is open for regular trading. Such purchases and redemptions can be made through a broker-dealer or other financial intermediary, or directly with the Fund by writing to The Oakmark Funds at P.O. Box 219558 Kansas City, MO 64121-9558, or accessing our website (oakmark.com).

The minimum initial investment for the Fund's Class I Shares is $1,000, and the minimum for each subsequent investment is $100.

The Fund's Class II Shares are offered only for purchase through certain retirement plans, such as 401(k) and profit sharing plans. To purchase or redeem Class II Shares you must do so through a financial intermediary.

PROSPECTUS

TAX INFORMATION

The Fund's distributions may be taxable to you as ordinary income and/or capital gains, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its distributor and/or the Adviser may pay the intermediary for services provided to the Fund and its shareholders. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

OAKMARK FUND

OAKMARK SELECT FUND

INVESTMENT OBJECTIVE

Oakmark Select Fund seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class II
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Redemption fee	None	None
Exchange fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class II
Management fees	0.92%	0.92%
Distribution (12b-1) fees	None	None
Other expenses	0.13%	0.44%
Total Annual Fund Operating Expenses	1.05%	1.36%

Example. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual returns and costs may be higher or lower, based on these assumptions your expenses would be:

	Class I	Class II
1 Year	$107	$138
3 Years	334	431
5 Years	579	745
10 Years	1,283	1,635

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares

PROSPECTUS

are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 32% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests primarily in common stocks of U.S. companies. The Fund is non-diversified, which means that it may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. The Fund could own as few as twelve securities, but generally will have approximately twenty securities in its portfolio and as a result, a higher percentage of the Fund's total assets may also be invested in a particular sector or industry. The Fund generally invests in the securities of large- and mid-capitalization companies.

The Fund uses a value investment philosophy in selecting equity securities. This investment philosophy is based upon the belief that, over time, a company's stock price converges with the company's intrinsic or true business value. By "true business value," we mean an estimate of the price a knowledgeable buyer would pay to acquire the entire business. We believe that investing in securities priced significantly below their true business value presents the best opportunity to achieve the Fund's investment objective.

The Fund's investment adviser, Harris Associates L.P. (the "Adviser"), uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values. In assessing such companies, the Adviser looks for the following characteristics, although not all of the companies selected will have all of these attributes: (1) free cash flows and intelligent investment of excess cash; (2) earnings that are growing and are reasonably predictable; and (3) high level of manager ownership.

Key Tenets of the Oakmark Investment Philosophy:

1.  Buy businesses that are trading at a significant discount to the Adviser's estimate of the company's intrinsic value. At the time the Adviser buys a company, the Adviser wants the company's stock to be inexpensive relative to what it believes the entire business is worth.

2.  Invest with companies expected to grow shareholder value over time. Value investors can sometimes fall into the trap of buying a stock that is inexpensive for a reason—because the company just does not grow. The Adviser looks for good quality, growing businesses with positive free cash flow and intelligent investment of cash.

3.  Invest with management teams that think and act as owners. The Adviser seeks out companies with management teams that understand the dynamics of per share value growth and are focused on achieving such growth. Stock ownership and incentives that align managements' interests with those of shareholders are key components of this analysis.

In making its investment decisions, the Adviser uses a "bottom-up" approach focused on individual companies, rather than focusing on specific economic factors or specific industries. In order to select investments that meet the criteria described

OAKMARK SELECT FUND

above, the Adviser uses independent, in-house research to analyze each company. As part of this selection process, the Adviser's analysts typically visit companies and conduct other research on the companies and their industries.

Once the Adviser determines that a stock is selling at a significant discount and that the company has the additional qualities mentioned above, the Adviser may consider buying that stock for the Fund. The Adviser usually sells a stock when the price approaches its estimated worth. This means the Adviser sets specific "buy" and "sell" targets for each stock held by the Fund. The Adviser also monitors each holding and adjusts those price targets as warranted to reflect changes in a company's fundamentals.

PRINCIPAL INVESTMENT RISKS

As an investor in the Fund, you should have a long-term perspective and be able to tolerate potentially wide fluctuations in the value of your Fund shares. Your investment in the Fund is subject to risks, including the possibility that the value of the Fund's portfolio holdings may fluctuate in response to events specific to the companies in which the Fund invests, as well as economic, political or social events in the U.S. or abroad. As a result, when you redeem your Fund shares, they may be worth more or less than you paid for them.

Although the Fund makes every effort to achieve its objective, it cannot guarantee it will attain that objective. The principal risks of investing in the Fund are:

Market Risk. The Fund is subject to market risk—the risk that securities markets and individual securities will increase or decrease in value. Market risk applies to every market and every security. Security prices may fluctuate widely over short or extended periods in response to market or economic news and conditions, and securities markets also tend to move in cycles. If there is a general decline in the securities markets, it is possible your investment may lose value regardless of the individual results of the companies in which the Fund invests. The magnitude of up and down price or market fluctuations over time is sometimes referred to as "volatility," which, at times, can be significant. In addition, different asset classes and geographic markets may experience periods of significant correlation with each other. As a result of this correlation, the securities and markets in which the Fund invests may experience volatility due to market, economic, political or social events and conditions that may not readily appear to directly relate to such securities, the securities' issuer or the markets in which they trade.

Common Stock Risk. Common stocks are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company's business performance, investor perceptions, stock market trends and general economic conditions. The rights of common stockholders are subordinate to all other claims on a company's assets including debt holders and preferred stockholders; therefore, the Fund could lose money if a company in which it invests becomes financially distressed.

Value Style Risk. Investing in "value" stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies' true business values or because the Adviser misjudged those values. In addition, value

PROSPECTUS

stocks may fall out of favor with investors and underperform growth stocks during given periods.

Non-Diversification Risk. A non-diversified fund (generally, a fund that may invest in a limited number of issuers) may be subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the value of a non-diversified fund's shares. The Fund could hold as few as twelve securities, but generally will have approximately twenty securities in its portfolio. Lack of broad diversification also may cause a non-diversified fund to be more susceptible to economic, political or regulatory events than a diversified fund. A non-diversification strategy may increase the Fund's volatility.

Sector or Industry Risk. If the Fund has invested a higher percentage of its total assets in a particular sector or industry, changes affecting that sector or industry, or the perception of that sector or industry, may have a significant impact on the performance of the Fund's overall portfolio.

Mid Cap Securities Risk. Investments in mid cap companies may be riskier than investments in larger, more established companies. Mid cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, and may be more susceptible to particular economic events or competitive factors than large capitalization companies. The securities of mid cap companies may trade less frequently and in smaller volumes, and as a result, may be less liquid than securities of larger companies. In addition, mid cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

PERFORMANCE INFORMATION

The Fund's past performance (before and after taxes), as provided by the bar chart and performance table that follow, is not an indication of how the Fund will perform in the future. This information can help you evaluate the potential risk and reward of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year. The information illustrates the volatility of the Fund's historical returns and shows how the Fund's annual average returns compare with those of a broad measure of market performance. Updated performance information is available at oakmark.com or by calling 1-800-OAKMARK.

OAKMARK SELECT FUND

Since 2003, the highest and lowest quarterly returns for the Fund's Class I Shares were:
• Highest quarterly return: 25.7%, during the quarter ended June 30, 2009
• Lowest quarterly return: -20.2%, during the quarter ended December 31, 2008

Average Annual Total Returns for Periods Ended December 31, 2012

	1 Year	5 Years	10 Years
Select Fund – Class I
Return before taxes	21.74%	6.49%	7.09%
Return after taxes on distributions	20.09%	6.12%	6.44%
Return after taxes on distributions and sale of Fund shares	16.28%	5.57%	6.16%
Select Fund – Class II
Return before taxes	21.39%	6.23%	6.81%
S&P 500 Index (does not reflect the deduction of fees, expenses or taxes)	16.00%	1.66%	7.10%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown only for Class I shares. After-tax returns for Class II shares will vary from returns shown for Class I.

INVESTMENT ADVISER

Harris Associates L.P. is the investment adviser to the Select Fund.

PORTFOLIO MANAGERS

William C. Nygren, CFA, Anthony P. Coniaris, CFA and Thomas W. Murray manage the Fund's portfolio. Mr. Nygren is a Vice President, portfolio manager and analyst of the Adviser. He joined the Adviser in 1983 and has managed the Fund since its inception. Mr. Coniaris is a portfolio manager and analyst of the Adviser. He joined

PROSPECTUS

the Adviser in 1999 and has managed the Fund since January 2013. Mr. Murray is a Vice President, Director of Domestic Research, portfolio manager and analyst of the Adviser. He joined the Adviser in 2003 and has managed the Fund since January 2013.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased and sold (redeemed) on any business day, normally any day when the New York Stock Exchange is open for regular trading. Such purchases and redemptions can be made through a broker-dealer or other financial intermediary, or directly with the Fund by writing to The Oakmark Funds at P.O. Box 219558 Kansas City, MO 64121-9558, or accessing our website (oakmark.com).

The minimum initial investment for the Fund's Class I Shares is $1,000, and the minimum for each subsequent investment is $100.

The Fund's Class II Shares are offered only for purchase through certain retirement plans, such as 401(k) and profit sharing plans. To purchase or redeem Class II Shares you must do so through a financial intermediary.

TAX INFORMATION

The Fund's distributions may be taxable to you as ordinary income and/or capital gains, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its distributor and/or the Adviser may pay the intermediary for services provided to the Fund and its shareholders. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

OAKMARK SELECT FUND

OAKMARK EQUITY AND
INCOME FUND

INVESTMENT OBJECTIVE

Oakmark Equity and Income Fund seeks income and preservation and growth of capital.

FEES AND EXPENSES OF THE FUND

Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class II
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Redemption fee	None	None
Exchange fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class II
Management fees	0.67%	0.67%
Distribution (12b-1) fees	None	None
Other expenses	0.11%	0.42%
Total Annual Fund Operating Expenses	0.78%	1.09%

Example. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual returns and costs may be higher or lower, based on these assumptions your expenses would be:

	Class I	Class II
1 Year	$80	$111
3 Years	249	347
5 Years	433	601
10 Years	966	1,329

PROSPECTUS

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 29% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests primarily in a diversified portfolio of U.S. equity and debt securities (although the Fund may invest up to 35% of its total assets in equity and debt securities of non-U.S. issuers). The Fund is intended to present a balanced investment program between growth and income by investing approximately 40-75% of its total assets in common stock, including securities convertible into common stock, and up to 60% of its assets in U.S. government securities and debt securities, including inflation-indexed securities, rated at time of purchase within the two highest grades assigned by Moody's Investors Service, Inc. or by Standard & Poor's Corporation Ratings Group, a division of The McGraw-Hill Companies. The Fund also may invest up to 20% of its total assets in unrated or lower rated debt securities, sometimes called junk bonds. The types of equity securities in which the Fund may invest include common and preferred stocks and warrants or other similar rights and convertible securities. The types of debt securities in which the Fund may invest include debt securities of both governmental and corporate issuers. The Fund may invest in the securities of large-, mid-, and small-capitalization companies.

The Fund uses a value investment philosophy in selecting equity securities. This investment philosophy is based upon the belief that, over time, a company's stock price converges with the company's intrinsic or true business value. By "true business value," we mean an estimate of the price a knowledgeable buyer would pay to acquire the entire business. We believe that investing in securities priced significantly below their true business value presents the best opportunity to achieve the Fund's investment objective.

The Fund's investment adviser, Harris Associates L.P. (the "Adviser"), uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values. In assessing such companies, the Adviser looks for the following characteristics, although not all of the companies selected will have all of these attributes: (1) free cash flows and intelligent investment of excess cash; (2) earnings that are growing and are reasonably predictable; and (3) high level of manager ownership.

OAKMARK EQUITY AND INCOME FUND

Key Tenets of the Oakmark Investment Philosophy—Equity Portion of the Fund:

1.  Buy businesses that are trading at a significant discount to the Adviser's estimate of the company's intrinsic value. At the time the Adviser buys a company, the Adviser wants the company's stock to be inexpensive relative to what it believes the entire business is worth.

2.  Invest with companies expected to grow shareholder value over time. Value investors can sometimes fall into the trap of buying a stock that is inexpensive for a reason—because the company just does not grow. The Adviser looks for good quality, growing businesses with positive free cash flow and intelligent investment of cash.

3.  Invest with management teams that think and act as owners. The Adviser seeks out companies with management teams that understand the dynamics of per share value growth and are focused on achieving such growth. Stock ownership and incentives that align managements' interests with those of shareholders are key components of this analysis.

In making its investment decisions, the Adviser uses a "bottom-up" approach focused on individual companies, rather than focusing on specific economic factors or specific industries. In order to select investments that meet the criteria described above, the Adviser uses independent, in-house research to analyze each company. As part of this selection process, the Adviser's analysts typically visit companies and conduct other research on the companies and their industries.

Once the Adviser determines that a stock is selling at a significant discount and that the company has the additional qualities mentioned above, the Adviser may consider buying that stock for the Fund. The Adviser usually sells a stock when the price approaches its estimated worth. This means the Adviser sets specific "buy" and "sell" targets for each stock held by the Fund. The Adviser also monitors each holding and adjusts those price targets as warranted to reflect changes in a company's fundamentals.

The Adviser believes that holding a relatively small number of stocks allows its "best ideas" to have a meaningful impact on the Fund's performance. Therefore, the Fund's portfolio typically holds thirty to sixty stocks rather than hundreds, and a higher percentage of the Fund's total assets may also be invested in a particular sector or industry.

PRINCIPAL INVESTMENT RISKS

As an investor in the Fund, you should have a long-term perspective and be able to tolerate potentially wide fluctuations in the value of your Fund shares. Your investment in the Fund is subject to risks, including the possibility that the value of the Fund's portfolio holdings may fluctuate in response to events specific to the companies in which the Fund invests, as well as economic, political or social events in the U.S. or abroad. As a result, when you redeem your Fund shares, they may be worth more or less than you paid for them.

Although the Fund makes every effort to achieve its objective, it cannot guarantee it will attain that objective. The principal risks of investing in the Fund are:

Market Risk. The Fund is subject to market risk—the risk that securities markets and individual securities will increase or decrease in value. Market risk applies to every

PROSPECTUS

market and every security. Security prices may fluctuate widely over short or extended periods in response to market or economic news and conditions, and securities markets also tend to move in cycles. If there is a general decline in the securities markets, it is possible your investment may lose value regardless of the individual results of the companies in which the Fund invests. The magnitude of up and down price or market fluctuations over time is sometimes referred to as "volatility," which, at times, can be significant. In addition, different asset classes and geographic markets may experience periods of significant correlation with each other. As a result of this correlation, the securities and markets in which the Fund invests may experience volatility due to market, economic, political or social events and conditions that may not readily appear to directly relate to such securities, the securities' issuer or the markets in which they trade.

Common Stock Risk. Common stocks are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company's business performance, investor perceptions, stock market trends and general economic conditions. The rights of common stockholders are subordinate to all other claims on a company's assets including debt holders and preferred stockholders; therefore, the Fund could lose money if a company in which it invests becomes financially distressed.

Value Style Risk. Investing in "value" stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies' true business values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Focused Portfolio Risk. The equity portion of the Fund's portfolio tends to be invested in a relatively small number of stocks—thirty to sixty rather than hundreds. As a result, the appreciation or depreciation of any one security held by the Fund will have a greater impact on the Fund's net asset value than it would if the Fund invested in a larger number of securities. Although that strategy has the potential to generate attractive returns over time, it also increases the Fund's volatility.

Small and Mid Cap Securities Risk. Investments in small and mid cap companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes, and as a result, may be less liquid than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Sector or Industry Risk. If the Fund has invested a higher percentage of its total assets in a particular sector or industry, changes affecting that sector or industry, or the perception of that sector or industry, may have a significant impact on the performance of the Fund's overall portfolio.

OAKMARK EQUITY AND INCOME FUND

Debt Securities Risk. Debt securities are subject to credit risk, interest rate risk and liquidity risk. Credit risk is the risk the issuer or guarantor of a debt security will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Interest rate risk is the risk of losses due to changes in interest rates. In general, the prices of debt securities rise when interest rates fall, and the prices fall when interest rates rise. Liquidity risk is the risk a particular security may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price. The Fund's investments in government-sponsored entity securities also exhibit these risks, although the degree of such risks may vary significantly among the different government-sponsored entity securities. Some securities issued or guaranteed by U.S. government agencies or instrumentalities are not backed by the full faith and credit of the U.S. and may only be supported by the right of the agency or instrumentality to borrow from the U.S. Treasury. There can be no assurance that the U.S. government will always provide financial support to those agencies or instrumentalities. Foreign sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt. There is no legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a government entity has not repaid may be collected. Below investment grade securities (commonly referred to as junk bonds) are regarded as having predominately speculative characteristics and may be more susceptible to credit, interest rate or liquidity risk than a debt security rated investment grade.

Inflation-Indexed Securities Risk. The principal value of an investment is not protected or otherwise guaranteed by virtue of the Fund's investments in inflation-indexed bonds. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal value.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the Fund's gross income. Due to original issue discount, the Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to

PROSPECTUS

deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

Non-U.S. Securities Risk. Investments in securities issued by entities based outside the United States involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may result in the Fund experiencing rapid and extreme value changes due to currency controls; different accounting, auditing, financial reporting, and legal standards and practices; political and diplomatic changes and developments; expropriation; changes in tax policy; a lack of available public information regarding non-U.S. issuers; greater market volatility; a lack of sufficient market liquidity; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in issuers located in developing and emerging countries, and in issuers in more developed countries that conduct substantial business in such developing and emerging countries. Fluctuations in the exchange rates between currencies may negatively affect an investment in non-U.S. securities. Investments in securities issued by entities domiciled in the United States also may be subject to many of these risks.

Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

PERFORMANCE INFORMATION

The Fund's past performance (before and after taxes), as provided by the bar chart and performance table that follow, is not an indication of how the Fund will perform in the future. This information can help you evaluate the potential risk and reward of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year. The information illustrates the volatility of the Fund's historical returns and shows how the Fund's annual average returns compare with those of a broad measure of market performance. Updated performance information is available at oakmark.com or by calling 1-800-OAKMARK.

OAKMARK EQUITY AND INCOME FUND

Since 2003, the highest and lowest quarterly returns for the Fund's Class I Shares were:
• Highest quarterly return: 13.2%, during the quarter ended June 30, 2003
• Lowest quarterly return: -12.8%, during the quarter ended September 30, 2011

Average Annual Total Returns for Periods Ended December 31, 2012

	1 Year	5 Years	10 Years
Equity and Income Fund – Class I
Return before taxes	9.05%	3.84%	8.26%
Return after taxes on distributions	8.49%	3.39%	7.64%
Return after taxes on distributions and sale of Fund shares	6.61%	3.20%	7.14%
Equity and Income Fund – Class II
Return before taxes	8.75%	3.51%	7.93%
Lipper Balanced Funds Index (does not reflect the deduction of fees, expenses or taxes)	11.94%	2.82%	6.51%
S&P 500 Index (does not reflect the deduction of fees, expenses or taxes)	16.00%	1.66%	7.10%
Barclays U.S. Government/Credit Index (does not reflect the deduction of fees, expenses or taxes)	4.82%	6.06%	5.25%

Lipper Balanced Funds Index is an index of the thirty largest balanced funds tracked by Lipper, Inc. All returns reflect reinvested dividends. This information shows how the Fund's returns compare with the returns of an index comprised of the thirty largest balanced funds tracked by Lipper, Inc.

The S&P 500 Index is a widely quoted, unmanaged, market weighted index that includes 500 of the largest publicly traded companies in the U.S. All returns reflect reinvested dividends. This information shows how the Fund's returns compare with a broad-based securities market index.

The Barclays U.S. Government & Credit Index measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government-related bonds and investment grade U.S. corporate bonds that have a remaining maturity of greater than or equal to one year. This information shows how the Fund's returns compare with a broad-based securities market index.

PROSPECTUS

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown only for Class I shares. After-tax returns for Class II shares will vary from returns shown for Class I.

INVESTMENT ADVISER

Harris Associates L.P. is the investment adviser to the Equity and Income Fund.

PORTFOLIO MANAGERS

Clyde S. McGregor, CFA manages the Fund's portfolio. Mr. McGregor is a Vice President and portfolio manager of the Adviser. He joined the Adviser in 1981 and has managed the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased and sold (redeemed) on any business day, normally any day when the New York Stock Exchange is open for regular trading. Such purchases and redemptions can be made through a broker-dealer or other financial intermediary, or directly with the Fund by writing to The Oakmark Funds at P.O. Box 219558 Kansas City, MO 64121-9558, or accessing our website (oakmark.com).

The minimum initial investment for the Fund's Class I Shares is $1,000, and the minimum for each subsequent investment is $100.

The Fund's Class II Shares are offered only for purchase through certain retirement plans, such as 401(k) and profit sharing plans. To purchase or redeem Class II Shares you must do so through a financial intermediary.

TAX INFORMATION

The Fund's distributions may be taxable to you as ordinary income and/or capital gains, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its distributor and/or the Adviser may pay the intermediary for services provided to the Fund and its shareholders. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

OAKMARK EQUITY AND INCOME FUND

OAKMARK GLOBAL FUND

INVESTMENT OBJECTIVE

Oakmark Global Fund seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class II
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Redemption fee	None	None
Exchange fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class II
Management fees	1.00%	1.00%
Distribution (12b-1) fees	None	None
Other expenses	0.16%	0.50%
Total Annual Fund Operating Expenses	1.16%	1.50%

Example. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual returns and costs may be higher or lower, based on these assumptions your expenses would be:

	Class I	Class II
1 Year	$118	$153
3 Years	368	474
5 Years	638	818
10 Years	1,409	1,791

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares

PROSPECTUS

are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 26% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests primarily in a diversified portfolio of common stocks of U.S. and non-U.S. companies. The Fund invests in the securities of companies located in at least three countries. Typically, the Fund invests between 25-75% of its total assets in securities of U.S. companies and between 25-75% of its total assets in securities of non-U.S. companies. There are no geographic limits on the Fund's non-U.S. investments, and the Fund may invest in securities of companies located in developed or emerging markets. The Fund may invest in the securities of large-, mid-, and small-capitalization companies.

The Fund uses a value investment philosophy in selecting equity securities. This investment philosophy is based upon the belief that, over time, a company's stock price converges with the company's intrinsic or true business value. By "true business value," we mean an estimate of the price a knowledgeable buyer would pay to acquire the entire business. We believe that investing in securities priced significantly below their true business value presents the best opportunity to achieve the Fund's investment objective.

The Fund's investment adviser, Harris Associates L.P. (the "Adviser"), uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values. In assessing such companies, the Adviser looks for the following characteristics, although not all of the companies selected will have all of these attributes: (1) free cash flows and intelligent investment of excess cash; (2) earnings that are growing and are reasonably predictable; and (3) high level of manager ownership.

Key Tenets of the Oakmark Investment Philosophy:

1.  Buy businesses that are trading at a significant discount to the Adviser's estimate of the company's intrinsic value. At the time the Adviser buys a company, the Adviser wants the company's stock to be inexpensive relative to what it believes the entire business is worth.

2.  Invest with companies expected to grow shareholder value over time. Value investors can sometimes fall into the trap of buying a stock that is inexpensive for a reason—because the company just does not grow. The Adviser looks for good quality, growing businesses with positive free cash flow and intelligent investment of cash.

3.  Invest with management teams that think and act as owners. The Adviser seeks out companies with management teams that understand the dynamics of per share value growth and are focused on achieving such growth. Stock ownership and incentives that align managements' interests with those of shareholders are key components of this analysis.

In making its investment decisions, the Adviser uses a "bottom-up" approach focused on individual companies, rather than focusing on specific economic factors

THE OAKMARK GLOBAL FUND

or specific industries. In order to select investments that meet the criteria described above, the Adviser uses independent, in-house research to analyze each company. As part of this selection process, the Adviser's analysts typically visit companies and conduct other research on the companies and their industries.

Once the Adviser determines that a stock is selling at a significant discount and that the company has the additional qualities mentioned above, the Adviser may consider buying that stock for the Fund. The Adviser usually sells a stock when the price approaches its estimated worth. This means the Adviser sets specific "buy" and "sell" targets for each stock held by the Fund. The Adviser also monitors each holding and adjusts those price targets as warranted to reflect changes in a company's fundamentals.

The Adviser believes that holding a relatively small number of stocks allows its "best ideas" to have a meaningful impact on the Fund's performance. Therefore, the Fund's portfolio typically holds thirty to sixty stocks rather than hundreds, and a higher percentage of the Fund's total assets may also be invested in a particular region, sector or industry.

PRINCIPAL INVESTMENT RISKS

As an investor in the Fund, you should have a long-term perspective and be able to tolerate potentially wide fluctuations in the value of your Fund shares. Your investment in the Fund is subject to risks, including the possibility that the value of the Fund's portfolio holdings may fluctuate in response to events specific to the companies in which the Fund invests, as well as economic, political or social events in the U.S. or abroad. As a result, when you redeem your Fund shares, they may be worth more or less than you paid for them.

Although the Fund makes every effort to achieve its objective, it cannot guarantee it will attain that objective. The principal risks of investing in the Fund are:

Market Risk. The Fund is subject to market risk—the risk that securities markets and individual securities will increase or decrease in value. Market risk applies to every market and every security. Security prices may fluctuate widely over short or extended periods in response to market or economic news and conditions, and securities markets also tend to move in cycles. If there is a general decline in the securities markets, it is possible your investment may lose value regardless of the individual results of the companies in which the Fund invests. The magnitude of up and down price or market fluctuations over time is sometimes referred to as "volatility," which, at times, can be significant. In addition, different asset classes and geographic markets may experience periods of significant correlation with each other. As a result of this correlation, the securities and markets in which the Fund invests may experience volatility due to market, economic, political or social events and conditions that may not readily appear to directly relate to such securities, the securities' issuer or the markets in which they trade.

Common Stock Risk. Common stocks are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company's business performance, investor perceptions, stock market trends and general economic conditions. The rights of common stockholders are subordinate to all other claims on a company's assets including debt holders and preferred

PROSPECTUS

stockholders; therefore, the Fund could lose money if a company in which it invests becomes financially distressed.

Value Style Risk. Investing in "value" stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies' true business values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Focused Portfolio Risk. The Fund's portfolio tends to be invested in a relatively small number of stocks, thirty to sixty rather than hundreds. As a result, the appreciation or depreciation of any one security held by the Fund will have a greater impact on the Fund's net asset value than it would if the Fund invested in a larger number of securities. Although that strategy has the potential to generate attractive returns over time, it also increases the Fund's volatility.

Region, Sector or Industry Risk. If the Fund has invested a higher percentage of its total assets in a particular region, sector or industry, changes affecting that region, sector or industry, or the perception of that region, sector or industry, may have a significant impact on the performance of the Fund's overall portfolio.

Non-U.S. Securities Risk. Investments in securities issued by entities based outside the United States involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may result in the Fund experiencing rapid and extreme value changes due to currency controls; different accounting, auditing, financial reporting, and legal standards and practices; political and diplomatic changes and developments; expropriation; changes in tax policy; a lack of available public information regarding non-U.S. issuers; greater market volatility; a lack of sufficient market liquidity; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in issuers located in developing and emerging countries, and in issuers in more developed countries that conduct substantial business in such developing and emerging countries. Fluctuations in the exchange rates between currencies may negatively affect an investment in non-U.S. securities. Investments in securities issued by entities domiciled in the United States also may be subject to many of these risks. The Fund may hedge its exposure to foreign currencies. Although hedging may be used to protect the Fund from adverse currency movements, the use of such hedges may reduce or eliminate the potentially positive effect of currency revaluations on the Fund's total return, and there is no guarantee that the Fund's hedging strategy will be successful.

Small and Mid Cap Securities Risk. Investments in small and mid cap companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes, and as a result, may be less liquid than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry

THE OAKMARK GLOBAL FUND

changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

PERFORMANCE INFORMATION

The Fund's past performance (before and after taxes), as provided by the bar chart and performance table that follow, is not an indication of how the Fund will perform in the future. This information can help you evaluate the potential risk and reward of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year. The information illustrates the volatility of the Fund's historical returns and shows how the Fund's average annual returns compare with those of a broad measure of market performance. Updated performance information is available at oakmark.com or by calling 1-800-OAKMARK.

Since 2003, the highest and lowest quarterly returns for the Fund's Class I Shares were:
• Highest quarterly return: 33.5%, during the quarter ended June 30, 2003
• Lowest quarterly return: -24.1%, during the quarter ended December 31, 2008

Average Annual Total Returns for Periods Ended December 31, 2012

	1 Year	5 Years	10 Years
Global Fund – Class I
Return before taxes	20.16%	1.07%	10.61%
Return after taxes on distributions	19.78%	0.84%	10.00%
Return after taxes on distributions and sale of Fund shares	13.38%	0.86%	9.45%
Global Fund – Class II
Return before taxes	19.86%	0.72%	10.23%
MSCI World Index (does not reflect the deduction of fees, expenses or taxes)	15.83%	-1.18%	7.51%

PROSPECTUS

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown only for Class I shares. After-tax returns for Class II shares will vary from returns shown for Class I.

INVESTMENT ADVISER

Harris Associates L.P. is the investment adviser to the Global Fund.

PORTFOLIO MANAGERS

Clyde S. McGregor, CFA and Robert A. Taylor, CFA manage the Fund's portfolio. Mr. McGregor is a Vice President and portfolio manager of the Adviser. He joined the Adviser in 1981 and has managed the Fund since 2003. Mr. Taylor is the Director of International Research, Vice President, portfolio manager and analyst of the Adviser. He joined the Adviser in 1994 and has managed the Fund since 2005.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased and sold (redeemed) on any business day, normally any day when the New York Stock Exchange is open for regular trading. Such purchases and redemptions can be made through a broker-dealer or other financial intermediary, or directly with the Fund by writing to The Oakmark Funds at P.O. Box 219558 Kansas City, MO 64121-9558, or accessing our website (oakmark.com).

The minimum initial investment for the Fund's Class I Shares is $1,000, and the minimum for each subsequent investment is $100.

The Fund's Class II Shares are offered only for purchase through certain retirement plans, such as 401(k) and profit sharing plans. To purchase or redeem Class II Shares you must do so through a financial intermediary.

TAX INFORMATION

The Fund's distributions may be taxable to you as ordinary income and/or capital gains, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its distributor and/or the Adviser may pay the intermediary for services provided to the Fund and its shareholders. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

THE OAKMARK GLOBAL FUND

OAKMARK GLOBAL SELECT FUND

INVESTMENT OBJECTIVE

Oakmark Global Select Fund seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class II
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Redemption fee	None	None
Exchange fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class II
Management fees	0.99%	0.99%
Distribution (12b-1) fees	None	None
Other expenses	0.24%	0.49%
Total Annual Fund Operating Expenses	1.23%	1.48%

Example. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual returns and costs may be higher or lower, based on these assumptions your expenses would be:

	Class I	Class II
1 Year	$125	$151
3 Years	390	468
5 Years	676	808
10 Years	1,489	1,768

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the

PROSPECTUS

most recent fiscal year, the Fund's portfolio turnover rate was 36% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests primarily in common stocks of U.S. and non-U.S. companies. The Fund invests in the securities of companies located in at least three countries. The Fund is non-diversified, which means that it may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. The Fund could own as few as twelve securities, but generally will have approximately twenty securities in its portfolio and as a result, a higher percentage of the Fund's total assets may also be invested in a particular region, sector or industry. Typically, the Fund will invest at least 40% of its total assets in securities of non-U.S. companies (unless Harris Associates L.P., the Fund's investment adviser (the "Adviser"), deems market conditions and/or company valuations less favorable to non-U.S. companies, in which case the Fund will invest at least 30% of its total assets in securities of non-U.S. companies). There are no geographic limits on the Fund's non-U.S. investments, and the Fund may invest in securities of companies located in developed or emerging markets. The Fund generally invests in the securities of larger capitalization companies.

The Fund uses a value investment philosophy in selecting equity securities. This investment philosophy is based upon the belief that, over time, a company's stock price converges with the company's intrinsic or true business value. By "true business value," we mean an estimate of the price a knowledgeable buyer would pay to acquire the entire business. We believe that investing in securities priced significantly below their true business value presents the best opportunity to achieve the Fund's investment objective.

The Adviser uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values. In assessing such companies, the Adviser looks for the following characteristics, although not all of the companies selected will have all of these attributes: (1) free cash flows and intelligent investment of excess cash; (2) earnings that are growing and are reasonably predictable; and (3) high level of manager ownership.

Key Tenets of the Oakmark Investment Philosophy:

1.  Buy businesses that are trading at a significant discount to the Adviser's estimate of the company's intrinsic value. At the time the Adviser buys a company, the Adviser wants the company's stock to be inexpensive relative to what it believes the entire business is worth.

2.  Invest with companies expected to grow shareholder value over time. Value investors can sometimes fall into the trap of buying a stock that is inexpensive for a reason—because the company just does not grow. The Adviser looks for good quality, growing businesses with positive free cash flow and intelligent investment of cash.

3.  Invest with management teams that think and act as owners. The Adviser seeks out companies with management teams that understand the dynamics of per share value growth and are focused on achieving such growth. Stock ownership and incentives that align managements' interests with those of shareholders are key components of this analysis.

THE OAKMARK GLOBAL SELECT FUND

In making its investment decisions, the Adviser uses a "bottom-up" approach focused on individual companies, rather than focusing on specific economic factors or specific industries. In order to select investments that meet the criteria described above, the Adviser uses independent, in-house research to analyze each company. As part of this selection process, the Adviser's analysts typically visit companies and conduct other research on the companies and their industries.

Once the Adviser determines that a stock is selling at a significant discount and that the company has the additional qualities mentioned above, the Adviser may consider buying that stock for the Fund. The Adviser usually sells a stock when the price approaches its estimated worth. This means the Adviser sets specific "buy" and "sell" targets for each stock held by the Fund. The Adviser also monitors each holding and adjusts those price targets as warranted to reflect changes in a company's fundamentals.

PRINCIPAL INVESTMENT RISKS

As an investor in the Fund, you should have a long-term perspective and be able to tolerate potentially wide fluctuations in the value of your Fund shares. Your investment in the Fund is subject to risks, including the possibility that the value of the Fund's portfolio holdings may fluctuate in response to events specific to the companies in which the Fund invests, as well as economic, political or social events in the U.S. or abroad. As a result, when you redeem your Fund shares, they may be worth more or less than you paid for them.

Although the Fund makes every effort to achieve its objective, it cannot guarantee it will attain that objective. The principal risks of investing in the Fund are:

Market Risk. The Fund is subject to market risk—the risk that securities markets and individual securities will increase or decrease in value. Market risk applies to every market and every security. Security prices may fluctuate widely over short or extended periods in response to market or economic news and conditions, and securities markets also tend to move in cycles. If there is a general decline in the securities markets, it is possible your investment may lose value regardless of the individual results of the companies in which the Fund invests. The magnitude of up and down price or market fluctuations over time is sometimes referred to as "volatility," which, at times, can be significant. In addition, different asset classes and geographic markets may experience periods of significant correlation with each other. As a result of this correlation, the securities and markets in which the Fund invests may experience volatility due to market, economic, political or social events and conditions that may not readily appear to directly relate to such securities, the securities' issuer or the markets in which they trade.

Common Stock Risk. Common stocks are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company's business performance, investor perceptions, stock market trends and general economic conditions. The rights of common stockholders are subordinate to all other claims on a company's assets including debt holders and preferred stockholders; therefore, the Fund could lose money if a company in which it invests becomes financially distressed.

PROSPECTUS

Value Style Risk. Investing in "value" stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies' true business values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Non-U.S. Securities Risk. Investments in securities issued by entities based outside the United States involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may result in the Fund experiencing rapid and extreme value changes due to currency controls; different accounting, auditing, financial reporting, and legal standards and practices; political and diplomatic changes and developments; expropriation; changes in tax policy; a lack of available public information regarding non-U.S. issuers; greater market volatility; a lack of sufficient market liquidity; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in issuers located in developing and emerging countries, and in issuers in more developed countries that conduct substantial business in such developing and emerging countries. Fluctuations in the exchange rates between currencies may negatively affect an investment in non-U.S. securities. Investments in securities issued by entities domiciled in the United States also may be subject to many of these risks. The Fund may hedge its exposure to foreign currencies. Although hedging may be used to protect the Fund from adverse currency movements, the use of such hedges may reduce or eliminate the potentially positive effect of currency revaluations on the Fund's total return, and there is no guarantee that the Fund's hedging strategy will be successful.

Non-Diversification Risk. A non-diversified fund (generally, a fund that may invest in a limited number of issuers) may be subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the value of a non-diversified fund's shares. The Fund could hold as few as twelve securities, but generally will have approximately twenty securities in its portfolio. Lack of broad diversification also may cause a non-diversified fund to be more susceptible to economic, political or regulatory events than a diversified fund. A non-diversification strategy may increase the Fund's volatility.

Region, Sector or Industry Risk. If the Fund has invested a higher percentage of its total assets in a particular region, sector or industry, changes affecting that region, sector or industry, or the perception of that region, sector or industry, may have a significant impact on the performance of the Fund's overall portfolio.

Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

THE OAKMARK GLOBAL SELECT FUND

PERFORMANCE INFORMATION

The Fund's past performance (before and after taxes), as provided by the bar chart and performance table that follow, is not an indication of how the Fund will perform in the future. This information can help you evaluate the potential risk and reward of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year. The information illustrates the volatility of the Fund's historical returns and shows how the Fund's annual average returns compare with those of a broad measure of market performance. Updated performance information is available at oakmark.com or by calling 1-800-OAKMARK.

Since 2007, the highest and lowest quarterly returns for the Fund's Class I Shares were:
• Highest quarterly return: 26.6%, during the quarter ended June 30, 2009
• Lowest quarterly return: -16.3%, during the quarter ended December 31, 2008

Average Annual Total Returns for Periods Ended December 31, 2012

	1 Year	5 Years	Since Class I Inception (10/2/06)
Global Select Fund – Class I
Return before taxes	23.95%	6.09%	5.93%
Return after taxes on distributions	23.52%	5.75%	5.47%
Return after taxes on distributions and sale of Fund shares	16.01%	5.10%	4.92%
MSCI World Index (does not reflect the deduction of fees, expenses or taxes)	15.83%	-1.18%	1.71%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown only for Class I shares. After-tax returns for Class II shares will vary from returns shown for Class I.

PROSPECTUS

INVESTMENT ADVISER

Harris Associates L.P. is the investment adviser to the Global Select Fund.

PORTFOLIO MANAGERS

William C. Nygren, CFA and David G. Herro, CFA manage the Fund's portfolio. Mr. Nygren is a Vice President, portfolio manager and analyst of the Adviser. He joined the Adviser in 1983 and has managed the Fund since its inception. Mr. Herro is Chief Investment Officer of International Equity, Vice President and a portfolio manager of the Adviser. He joined the Adviser in 1992 and has managed the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased and sold (redeemed) on any business day, normally any day when the New York Stock Exchange is open for regular trading. Such purchases and redemptions can be made through a broker-dealer or other financial intermediary, or directly with the Fund by writing to The Oakmark Funds at P.O. Box 219558 Kansas City, MO 64121-9558, or accessing our website (oakmark.com).

The minimum initial investment for the Fund's Class I Shares is $1,000, and the minimum for each subsequent investment is $100.

The Fund's Class II Shares are offered only for purchase through certain retirement plans, such as 401(k) and profit sharing plans. To purchase or redeem Class II Shares you must do so through a financial intermediary.

TAX INFORMATION

The Fund's distributions may be taxable to you as ordinary income and/or capital gains, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its distributor and/or the Adviser may pay the intermediary for services provided to the Fund and its shareholders. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

THE OAKMARK GLOBAL SELECT FUND

OAKMARK INTERNATIONAL FUND

INVESTMENT OBJECTIVE

Oakmark International Fund seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class II
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Redemption fee	None	None
Exchange fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class II
Management fees	0.88%	0.88%
Distribution (12b-1) fees	None	None
Other expenses	0.18%	0.51%
Total Annual Fund Operating Expenses	1.06%	1.39%

Example. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual returns and costs may be higher or lower, based on these assumptions your expenses would be:

	Class I	Class II
1 Year	$108	$142
3 Years	337	440
5 Years	585	761
10 Years	1,294	1,669

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares

PROSPECTUS

are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 38% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests primarily in a diversified portfolio of common stocks of non-U.S. companies. The Fund may invest in non-U.S. markets throughout the world, including emerging markets. Ordinarily, the Fund will invest in the securities of at least five countries outside the U.S. There are no geographic limits on the Fund's non-U.S. investments. The Fund may invest in securities of large-, mid-, and small-capitalization companies.

The Fund uses a value investment philosophy in selecting equity securities. This investment philosophy is based upon the belief that, over time, a company's stock price converges with the company's intrinsic or true business value. By "true business value," we mean an estimate of the price a knowledgeable buyer would pay to acquire the entire business. We believe that investing in securities priced significantly below their true business value presents the best opportunity to achieve the Fund's investment objective.

The Fund's investment adviser, Harris Associates L.P. (the "Adviser"), uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values. In assessing such companies, the Adviser looks for the following characteristics, although not all of the companies selected will have all of these attributes: (1) free cash flows and intelligent investment of excess cash; (2) earnings that are growing and are reasonably predictable; and (3) high level of manager ownership.

Key Tenets of the Oakmark Investment Philosophy:

1.  Buy businesses that are trading at a significant discount to the Adviser's estimate of the company's intrinsic value. At the time the Adviser buys a company, the Adviser wants the company's stock to be inexpensive relative to what it believes the entire business is worth.

2.  Invest with companies expected to grow shareholder value over time. Value investors can sometimes fall into the trap of buying a stock that is inexpensive for a reason—because the company just does not grow. The Adviser looks for good quality, growing businesses with positive free cash flow and intelligent investment of cash.

3.  Invest with management teams that think and act as owners. The Adviser seeks out companies with management teams that understand the dynamics of per share value growth and are focused on achieving such growth. Stock ownership and incentives that align managements' interests with those of shareholders are key components of this analysis.

In making its investment decisions, the Adviser uses a "bottom-up" approach focused on individual companies, rather than focusing on specific economic factors or specific industries. In order to select investments that meet the criteria described above, the Adviser uses independent, in-house research to analyze each company. As

THE OAKMARK INTERNATIONAL FUND

part of this selection process, the Adviser's analysts typically visit companies and conduct other research on the companies and their industries.

Once the Adviser determines that a stock is selling at a significant discount and that the company has the additional qualities mentioned above, the Adviser may consider buying that stock for the Fund. The Adviser usually sells a stock when the price approaches its estimated worth. This means the Adviser sets specific "buy" and "sell" targets for each stock held by the Fund. The Adviser also monitors each holding and adjusts those price targets as warranted to reflect changes in a company's fundamentals.

The Adviser believes that holding a relatively small number of stocks allows its "best ideas" to have a meaningful impact on the Fund's performance. Therefore, the Fund's portfolio typically holds thirty to sixty stocks rather than hundreds, and a higher percentage of the Fund's total assets may also be invested in a particular region, sector or industry.

PRINCIPAL INVESTMENT RISKS

As an investor in the Fund, you should have a long-term perspective and be able to tolerate potentially wide fluctuations in the value of your Fund shares. Your investment in the Fund is subject to risks, including the possibility that the value of the Fund's portfolio holdings may fluctuate in response to events specific to the companies in which the Fund invests, as well as economic, political or social events in the U.S. or abroad. As a result, when you redeem your Fund shares, they may be worth more or less than you paid for them.

Although the Fund makes every effort to achieve its objective, it cannot guarantee it will attain that objective. The principal risks of investing in the Fund are:

Market Risk. The Fund is subject to market risk—the risk that securities markets and individual securities will increase or decrease in value. Market risk applies to every market and every security. Security prices may fluctuate widely over short or extended periods in response to market or economic news and conditions, and securities markets also tend to move in cycles. If there is a general decline in the securities markets, it is possible your investment may lose value regardless of the individual results of the companies in which the Fund invests. The magnitude of up and down price or market fluctuations over time is sometimes referred to as "volatility," which, at times, can be significant. In addition, different asset classes and geographic markets may experience periods of significant correlation with each other. As a result of this correlation, the securities and markets in which the Fund invests may experience volatility due to market, economic, political or social events and conditions that may not readily appear to directly relate to such securities, the securities' issuer or the markets in which they trade.

Common Stock Risk. Common stocks are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company's business performance, investor perceptions, stock market trends and general economic conditions. The rights of common stockholders are subordinate to all other claims on a company's assets including debt holders and preferred stockholders; therefore, the Fund could lose money if a company in which it invests becomes financially distressed.

PROSPECTUS

Value Style Risk. Investing in "value" stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies' true business values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Focused Portfolio Risk. The Fund's portfolio tends to be invested in a relatively small number of stocks, thirty to sixty rather than hundreds. As a result, the appreciation or depreciation of any one security held by the Fund will have a greater impact on the Fund's net asset value than it would if the Fund invested in a larger number of securities. Although that strategy has the potential to generate attractive returns over time, it also increases the Fund's volatility.

Region, Sector or Industry Risk. If the Fund has invested a higher percentage of its total assets in a particular region, sector or industry, changes affecting that region, sector or industry, or the perception of that region, sector or industry, may have a significant impact on the performance of the Fund's overall portfolio.

Non-U.S. Securities Risk. Investments in securities issued by entities based outside the United States involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may result in the Fund experiencing rapid and extreme value changes due to currency controls; different accounting, auditing, financial reporting, and legal standards and practices; political and diplomatic changes and developments; expropriation; changes in tax policy; a lack of available public information regarding non-U.S. issuers; greater market volatility; a lack of sufficient market liquidity; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in issuers located in developing and emerging countries, and in issuers in more developed countries that conduct substantial business in such developing and emerging countries. Fluctuations in the exchange rates between currencies may negatively affect an investment in non-U.S. securities. The Fund may hedge its exposure to foreign currencies. Although hedging may be used to protect the Fund from adverse currency movements, the use of such hedges may reduce or eliminate the potentially positive effect of currency revaluations on the Fund's total return, and there is no guarantee that the Fund's hedging strategy will be successful.

Small and Mid Cap Securities Risk. Investments in small and mid cap companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes, and as a result, may be less liquid than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may

THE OAKMARK INTERNATIONAL FUND

depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

PERFORMANCE INFORMATION

The Fund's past performance (before and after taxes), as provided by the bar chart and performance table that follow, is not an indication of how the Fund will perform in the future. This information can help you evaluate the potential risk and reward of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year. The information illustrates the volatility of the Fund's historical returns and shows how the Fund's annual average returns compare with those of a broad measure of market performance. Updated performance information is available at oakmark.com or by calling 1-800-OAKMARK.

Since 2003, the highest and lowest quarterly returns for the Fund's Class I Shares were:
• Highest quarterly return: 33.2%, during the quarter ended June 30, 2009
• Lowest quarterly return: -21.4%, during the quarter ended December 31, 2008

Average Annual Total Returns for Periods Ended December 31, 2012

	1 Year	5 Years	10 Years
International Fund – Class I
Return before taxes	29.22%	3.52%	11.23%
Return after taxes on distributions	28.84%	2.99%	10.33%
Return after taxes on distributions and sale of Fund shares	19.55%	2.83%	9.91%
International Fund – Class II
Return before taxes	28.70%	3.21%	10.85%
MSCI World ex U.S. Index (does not reflect the deduction of fees, expenses or taxes)	16.41%	-3.43%	8.60%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

PROSPECTUS

Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown only for Class I shares. After-tax returns for Class II shares will vary from returns shown for Class I.

INVESTMENT ADVISER

Harris Associates L.P. is the investment adviser to the International Fund.

PORTFOLIO MANAGERS

David G. Herro, CFA and Robert A. Taylor, CFA are the portfolio managers of the Fund. Mr. Herro is Chief Investment Officer of International Equity, Vice President and a portfolio manager of the Adviser. He joined the Adviser in 1992 and has managed the Fund since its inception. Mr. Taylor is Director of International Research, Vice President, portfolio manager and analyst of the Adviser. He joined the Adviser in 1994 and has managed the Fund since 2008.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased and sold (redeemed) on any business day, normally any day when the New York Stock Exchange is open for regular trading. Such purchases and redemptions can be made through a broker-dealer or other financial intermediary, or directly with the Fund by writing to The Oakmark Funds at P.O. Box 219558 Kansas City, MO 64121-9558, or accessing our website (oakmark.com).

The minimum initial investment for the Fund's Class I Shares is $1,000, and the minimum for each subsequent investment is $100.

The Fund's Class II Shares are offered only for purchase through certain retirement plans, such as 401(k) and profit sharing plans. To purchase or redeem Class II Shares you must do so through a financial intermediary.

TAX INFORMATION

The Fund's distributions may be taxable to you as ordinary income and/or capital gains, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its distributor and/or the Adviser may pay the intermediary for services provided to the Fund and its shareholders. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

THE OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL
SMALL CAP FUND

INVESTMENT OBJECTIVE

Oakmark International Small Cap Fund seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class II
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Redemption fee (as a percentage of amount redeemed on shares held for 90 days or less)	2%	2%
Exchange fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class II
Management fees	1.15%	1.15%
Distribution (12b-1) fees	None	None
Other expenses	0.26%	0.54%
Total Annual Fund Operating Expenses	1.41%	1.69%

Example. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual returns and costs may be higher or lower, based on these assumptions your expenses would be:

	Class I	Class II
1 Year	$144	$172
3 Years	446	533
5 Years	771	918
10 Years	1,691	1,998

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may

PROSPECTUS

indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 33% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests primarily in a diversified portfolio of common stocks of non-U.S. companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the stocks of "small cap companies." A small cap company is one whose market capitalization is less than $5 billion at the time of investment.

The Fund may invest in non-U.S. markets throughout the world, including emerging markets. Ordinarily, the Fund will invest in the securities of at least five countries outside the U.S. There are no geographic limits on the Fund's non-U.S. investments.

The Fund uses a value investment philosophy in selecting equity securities. This investment philosophy is based upon the belief that, over time, a company's stock price converges with the company's intrinsic or true business value. By "true business value," we mean an estimate of the price a knowledgeable buyer would pay to acquire the entire business. We believe that investing in securities priced significantly below their true business value presents the best opportunity to achieve the Fund's investment objective.

The Fund's investment adviser, Harris Associates L.P. (the "Adviser"), uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values. In assessing such companies, the Adviser looks for the following characteristics, although not all of the companies selected will have all of these attributes: (1) free cash flows and intelligent investment of excess cash; (2) earnings that are growing and are reasonably predictable; and (3) high level of manager ownership.

Key Tenets of the Oakmark Investment Philosophy:

1.  Buy businesses that are trading at a significant discount to the Adviser's estimate of the company's intrinsic value. At the time the Adviser buys a company, the Adviser wants the company's stock to be inexpensive relative to what it believes the entire business is worth.

2.  Invest with companies expected to grow shareholder value over time. Value investors can sometimes fall into the trap of buying a stock that is inexpensive for a reason—because the company just does not grow. The Adviser looks for good quality, growing businesses with positive free cash flow and intelligent investment of cash.

3.  Invest with management teams that think and act as owners. The Adviser seeks out companies with management teams that understand the dynamics of per share value growth and are focused on achieving such growth. Stock ownership and incentives that align managements' interests with those of shareholders are key components of this analysis.

THE OAKMARK INTERNATIONAL SMALL CAP FUND

In making its investment decisions, the Adviser uses a "bottom-up" approach focused on individual companies, rather than focusing on specific economic factors or specific industries. In order to select investments that meet the criteria described above, the Adviser uses independent, in-house research to analyze each company. As part of this selection process, the Adviser's analysts typically visit companies and conduct other research on the companies and their industries.

Once the Adviser determines that a stock is selling at a significant discount and that the company has the additional qualities mentioned above, the Adviser may consider buying that stock for the Fund. The Adviser usually sells a stock when the price approaches its estimated worth. This means the Adviser sets specific "buy" and "sell" targets for each stock held by the Fund. The Adviser also monitors each holding and adjusts those price targets as warranted to reflect changes in a company's fundamentals.

The Adviser believes that holding a relatively small number of stocks allows its "best ideas" to have a meaningful impact on the Fund's performance. Therefore, the Fund's portfolio typically holds thirty to seventy stocks rather than hundreds, and as a result, a higher percentage of the Fund's total assets may also be invested in a particular region, sector or industry.

PRINCIPAL INVESTMENT RISKS

As an investor in the Fund, you should have a long-term perspective and be able to tolerate potentially wide fluctuations in the value of your Fund shares. Your investment in the Fund is subject to risks, including the possibility that the value of the Fund's portfolio holdings may fluctuate in response to events specific to the companies in which the Fund invests, as well as economic, political or social events in the U.S. or abroad. As a result, when you redeem your Fund shares, they may be worth more or less than you paid for them.

Although the Fund makes every effort to achieve its objective, it cannot guarantee it will attain that objective. The principal risks of investing in the Fund are:

Market Risk. The Fund is subject to market risk—the risk that securities markets and individual securities will increase or decrease in value. Market risk applies to every market and every security. Security prices may fluctuate widely over short or extended periods in response to market or economic news and conditions, and securities markets also tend to move in cycles. If there is a general decline in the securities markets, it is possible your investment may lose value regardless of the individual results of the companies in which the Fund invests. The magnitude of up and down price or market fluctuations over time is sometimes referred to as "volatility," which, at times, can be significant. In addition, different asset classes and geographic markets may experience periods of significant correlation with each other. As a result of this correlation, the securities and markets in which the Fund invests may experience volatility due to market, economic, political or social events and conditions that may not readily appear to directly relate to such securities, the securities' issuer or the markets in which they trade.

Common Stock Risk. Common stocks are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company's business performance, investor perceptions, stock market trends and general economic conditions. The rights of common stockholders are subordinate to all

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other claims on a company's assets including debt holders and preferred stockholders; therefore, the Fund could lose money if a company in which it invests becomes financially distressed.

Value Style Risk. Investing in "value" stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies' true business values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Focused Portfolio Risk. The Fund's portfolio tends to be invested in a relatively small number of stocks, thirty to seventy rather than hundreds. As a result, the appreciation or depreciation of any one security held by the Fund will have a greater impact on the Fund's net asset value than it would if the Fund invested in a larger number of securities. Although that strategy has the potential to generate attractive returns over time, it also increases the Fund's volatility.

Region, Sector or Industry Risk. If the Fund has invested a higher percentage of its total assets in a particular region, sector or industry, changes affecting that region, sector or industry, or the perception of that region, sector or industry, may have a significant impact on the performance of the Fund's overall portfolio.

Non-U.S. Securities Risk. Investments in securities issued by entities based outside the United States involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may result in the Fund experiencing rapid and extreme value changes due to currency controls; different accounting, auditing, financial reporting, and legal standards and practices; political and diplomatic changes and developments; expropriation; changes in tax policy; a lack of available public information regarding non-U.S. issuers; greater market volatility; a lack of sufficient market liquidity; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in issuers located in developing and emerging countries, and in issuers in more developed countries that conduct substantial business in such developing and emerging countries. Fluctuations in the exchange rates between currencies may negatively affect an investment in non-U.S. securities. The Fund may hedge its exposure to foreign currencies. Although hedging may be used to protect the Fund from adverse currency movements, the use of such hedges may reduce or eliminate the potentially positive effect of currency revaluations on the Fund's total return, and there is no guarantee that the Fund's hedging strategy will be successful.

Small Cap Securities Risk. Investments in small cap companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes, and as a result, may be less liquid than securities of larger companies. Therefore, when purchasing and selling smaller cap securities, the Fund may experience higher transactional costs due to the

THE OAKMARK INTERNATIONAL SMALL CAP FUND

length of time that might be needed to purchase or sell such securities. Additionally, if the Fund is forced to sell securities to meet redemption requests or other cash needs, it may be forced to dispose of those securities under disadvantageous circumstances and at a loss. Smaller companies also may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

PERFORMANCE INFORMATION

The Fund's past performance (before and after taxes), as provided by the bar chart and performance table that follow, is not an indication of how the Fund will perform in the future. This information can help you evaluate the potential risk and reward of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year. The information illustrates the volatility of the Fund's historical returns and shows how the Fund's annual average returns compare with a broad measure of market performance. Updated performance information is available at oakmark.com or by calling 1-800-OAKMARK.

Since 2003, the highest and lowest quarterly returns for the Fund's Class I Shares were:
• Highest quarterly return: 43.7%, during the quarter ended June 30, 2009
• Lowest quarterly return: -27.3%, during the quarter ended December 31, 2008

PROSPECTUS

Average Annual Total Returns for Periods Ended December 31, 2012

	1 Year	5 Years	10 Years
International Small Cap Fund – Class I
Return before taxes	18.39%	1.80%	12.41%
Return after taxes on distributions	18.23%	1.28%	11.03%
Return after taxes on distributions and sale of Fund shares	12.41%	1.35%	10.94%
International Small Cap Fund – Class II
Return before taxes	18.13%	1.51%	12.21%
MSCI World ex U.S. Small Cap Index	17.48%	-0.70%	12.04%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown only for Class I shares. After-tax returns for Class II shares will vary from returns shown for Class I.

INVESTMENT ADVISER

Harris Associates L.P. is the investment adviser to the International Small Cap Fund.

PORTFOLIO MANAGERS

David G. Herro, CFA and Michael L. Manelli, CFA manage the Fund's portfolio. Mr. Herro is Chief Investment Officer of International Equity, Vice President and a portfolio manager of the Adviser. He joined the Adviser in 1992 and has managed the Fund since its inception. Mr. Manelli is a portfolio manager and analyst of the Adviser. He joined the Adviser in 2005 and has managed the Fund since May 2011.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased and sold (redeemed) on any business day, normally any day when the New York Stock Exchange is open for regular trading. Such purchases and redemptions can be made through a broker-dealer or other financial intermediary, or directly with the Fund by writing to The Oakmark Funds at P.O. Box 219558 Kansas City, MO 64121-9558, or accessing our website (oakmark.com).

The minimum initial investment for the Fund's Class I Shares is $1,000, and the minimum for each subsequent investment is $100.

The Fund's Class II Shares are offered only for purchase through certain retirement plans, such as 401(k) and profit sharing plans. To purchase or redeem Class II Shares you must do so through a financial intermediary.

THE OAKMARK INTERNATIONAL SMALL CAP FUND

TAX INFORMATION

The Fund's distributions may be taxable to you as ordinary income and/or capital gains, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its distributor and/or Adviser may pay the intermediary for services provided to the Fund and its shareholders. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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HOW THE FUNDS PURSUE THEIR
INVESTMENT OBJECTIVES

INVESTMENT OBJECTIVES

Oakmark Fund ("Oakmark Fund"), Oakmark Select Fund ("Select Fund"), Oakmark Global Fund ("Global Fund"), Oakmark Global Select Fund ("Global Select Fund"), Oakmark International Fund ("International Fund") and Oakmark International Small Cap Fund ("International Small Cap Fund") seek long-term capital appreciation. Oakmark Equity and Income Fund ("Equity and Income Fund") seeks income and preservation and growth of capital.

Change in Objective

Each Fund's investment objective may be changed by the board of trustees without shareholder approval. Shareholders will receive at least thirty days' written notice of any change in a Fund's objective. If the board of trustees approves a change in a Fund's investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs. There can be no assurance that a Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

Philosophy

The Oakmark Funds (the "Funds") use a value investment philosophy in selecting equity securities. This investment philosophy is based upon the belief that, over time, a company's stock price converges with the company's intrinsic or true business value. By "true business value," we mean an estimate of the price a knowledgeable buyer would pay to acquire the entire business. We believe that investing in securities priced significantly below their true business value presents the best opportunity to achieve a Fund's investment objective.

The Adviser uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values.

In assessing such companies, the Adviser looks for the following characteristics, although not all of the companies selected will have all of these attributes:

•  free cash flows and intelligent investment of excess cash;

•  earnings that are growing and are reasonably predictable; and

•  high level of manager ownership.

THE OAKMARK FUNDS

Key Tenets of the Oakmark Investment Philosophy:

1.  Buy businesses that are trading at a significant discount to the Adviser's estimate of the company's intrinsic value. At the time the Adviser buys a company, the Adviser wants the company's stock to be inexpensive relative to what it believes the entire business is worth.

2.  Invest with companies expected to grow shareholder value over time. Value investors can sometimes fall into the trap of buying a stock that is inexpensive for a reason—because the company just does not grow. The Adviser looks for good quality, growing businesses with positive free cash flow and intelligent investment of cash.

3.  Invest with management teams that think and act as owners. The Adviser seeks out companies with management teams that understand the dynamics of per share value growth and are focused on achieving such growth. Stock ownership and incentives that align managements' interests with those of shareholders are key components of this analysis.

Process

In making its investment decisions, the Adviser uses a "bottom-up" approach focused on individual companies, rather than focusing on specific economic factors or specific industries. In order to select investments that meet the criteria described above, the Adviser uses independent, in-house research to analyze each company. The Adviser does not rely on recommendations generated by "Wall Street." As part of this selection process, the Adviser's analysts typically visit companies and conduct other research on the companies and their industries.

The chief consideration in the selection of stocks for the Funds is the size of the discount of a company's stock price compared to the company's perceived true business value. Once the Adviser determines that a stock is selling at a significant discount and that the company has the additional qualities mentioned above, the Adviser may consider buying that stock for a Fund. The Adviser usually sells a stock when the price approaches its estimated worth. This means the Adviser sets specific "buy" and "sell" targets for each stock held by a Fund. The Adviser also monitors each holding and adjusts those price targets as warranted to reflect changes in a company's fundamentals.

Bottom-Up Investment Process

All portfolio managers at the Adviser strive to abide by a consistent philosophy and process. This process involves a collective effort to identify what the managers believe are the best values in the marketplace. Each Fund manager typically constructs a focused portfolio from a list of approved stocks, built on a

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stock by stock basis from the bottom up. The following chart illustrates this bottom-up process:

Managing Risk

The Adviser tries to manage some of the risks of investing in common stocks by purchasing stocks whose prices it considers low relative to the companies' intrinsic value. The Adviser seeks companies with solid finances and proven records and continuously monitors each portfolio holding.

For Equity and Income Fund, the Adviser attempts to manage the risks of investing in debt by conducting independent evaluations of the creditworthiness of the debt securities and their issuers and by actively managing the debt's average duration in anticipation of interest rate changes.

Furthermore, for Global Fund, Global Select Fund, International Fund and International Small Cap Fund, the Adviser attempts to manage some of the risks of investing in securities of non-U.S. issuers by considering the relative political and economic stability of a company's home country, the company's ownership structure, and the company's accounting practices.

Equity Securities

The types of equity securities in which each Fund may invest include common and preferred stocks and warrants or other similar rights and convertible securities. The chief consideration in selecting an equity security for a Fund is the size of the discount of the market price relative to the Adviser's determination of the true business value of the company.

Debt Securities

Each Fund may invest in debt securities of both governmental and corporate issuers. Each of Oakmark Fund, Select Fund, Global Fund and Global Select Fund may invest up to 25% of its total assets (each, valued at the time of investment), Equity and Income Fund may invest up to 20% of its total assets (valued at the time of investment), and each of International Fund and International Small Cap Fund may invest up to 10% of its total assets (each, valued at the time of investment) in debt

THE OAKMARK FUNDS

securities that are rated below investment grade (commonly called junk bonds), without a minimum rating requirement. Descriptions of the ratings used by Standard & Poor's Corporation Ratings Group, a division of The McGraw-Hill Companies ("S&P"), and Moody's Investors Service, Inc. ("Moody's") are included in Appendix A to the Statement of Additional Information.

Portfolio Structure

The Adviser believes that holding a relatively small number of stocks allows its "best ideas" to have a meaningful impact on Fund performance; therefore, the portfolio of each Fund, except International Small Cap Fund, Select Fund and Global Select Fund, typically holds thirty to sixty stocks rather than hundreds. International Small Cap Fund typically holds thirty to seventy stocks rather than hundreds. Select Fund and Global Select Fund each generally holds approximately twenty stocks in its portfolio. The Funds may invest in small-, mid-, and large-capitalization companies, but Select Fund generally invests in securities of large- and mid-capitalization companies, and Oakmark Fund and Global Select Fund generally invest in securities of larger capitalization companies.

The Adviser's value strategy also emphasizes investing for the long-term. The Adviser believes that the market will ultimately discover these undervalued companies, so it gives them the time such recognition requires. The Adviser has found that generally it takes three to five years for the gap between stock price and true business value to close. Therefore, successful implementation of this value investment philosophy requires that the Funds and their shareholders have a long-term investment horizon.

Investment Techniques

Each of the Funds may employ the following techniques in pursuing the principal investment strategies described above.

Currency Exchange Transactions. Each Fund may engage in currency exchange transactions either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract ("forward contract"). A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks and broker-dealers, are not exchange-traded and are usually for less than one year, but may be renewed.

Forward currency transactions may involve currencies of the different countries in which a Fund may invest, and serve as hedges against possible variations in the exchange rate between these currencies. The Funds' forward currency transactions are limited to transaction hedging and portfolio hedging. Transaction hedging is the purchase or sale of a forward contract with respect to a specific receivable or payable of a Fund accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a forward contract with respect to an actual or anticipated portfolio security position that is denominated or quoted in a particular currency or that is exposed to foreign currency fluctuations. The Funds may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in, or

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exposed to, a specific currency or currencies. When a Fund owns or anticipates owning securities in countries whose currencies are linked, the Fund may aggregate such positions as to the currency hedged.

A Fund may incur costs in connection with conversions between various currencies, and the Fund will be subject to increased illiquidity and counterparty risk because forward contracts are not traded on an exchange and often are not standardized. Although forward contracts may be used to protect a Fund from adverse currency movements, the use of such hedges may reduce or eliminate the potentially positive effect of currency revaluations on the Fund's total return, and there is no guarantee that a Fund's hedging strategy will be successful.

Short-Term Investments. In seeking to achieve its investment objective, a Fund ordinarily invests on a long-term basis, but on occasion also may invest on a short-term basis, for example, where short-term perceptions have created a significant gap between price and value. Occasionally, securities purchased on a long-term basis may be sold within 12 months after purchase in light of a change in the circumstances of a particular company or industry or in light of general market or economic conditions or if a security achieves its price target in an unexpected shorter period.

Temporary Defensive Investments. In response to adverse market, economic, political, or other unusual conditions, a Fund may utilize a temporary defensive investment strategy by holding cash (U.S. dollars, foreign currencies, or multinational currency units) or investing without limitation in high-quality debt obligations, money market instruments or repurchase agreements. Under normal market conditions, the potential for income or capital growth on these securities will tend to be lower than the potential for income or capital growth on other securities that may be owned by the Fund. During periods when the Fund has assumed a temporary defensive position, it may miss certain other investment opportunities and it may not achieve its investment objective.

RISK FACTORS

In addition to the risks described in each Fund's summary section, you may be subject to the following principal risks if you invest in any of the Funds:

General Risks. All investments, including those in mutual funds, have risks, and no one investment is suitable for all investors. Each Fund is intended for long-term investors. Only Equity and Income Fund is intended to present a balanced investment program between growth and income.

To the extent that a Fund invests in the following types of securities, you also may be subject to other risks:

Small and Mid Cap Securities Risk (a principal risk for Select Fund, Equity and Income Fund, Global Fund, International Fund and International Small Cap Fund). During some periods, the securities of small and mid cap companies, as a class, have performed better than the securities of large companies, and in some periods they have performed worse. Stocks of small and mid cap companies tend to be more volatile and less liquid than stocks of large companies.

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Small and mid cap companies, as compared to larger companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, may have a less diversified product line making them susceptible to market pressure, and may have a smaller public market for their shares.

Non-U.S. Securities Risk (a principal risk for each of Equity and Income Fund, Global Fund, Global Select Fund, International Fund and International Small Cap Fund). International investing allows you to achieve greater diversification and to take advantage of changes in foreign economies and market conditions. Many foreign economies have, from time to time, grown faster than the U.S. economy, and the returns on investments in those countries have exceeded those of similar U.S. investments, although there can be no assurance that those conditions will continue.

You should understand and consider carefully the greater risks involved in investing internationally. These include: less public information with respect to companies; less governmental supervision of stock exchanges, securities brokers and companies; different accounting, auditing and financial reporting standards; different settlement periods and trading practices; less liquidity and frequently greater price volatility in non-U.S. markets; imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign subcustodial arrangements.

Although the Funds try to invest in companies located in countries having stable political environments, there is the possibility of restriction of foreign investment, expropriation of assets, or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other political, social or diplomatic developments that could adversely affect investment in these countries. Economies in individual emerging markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging market countries have experienced high rates of inflation for many years, which have had and may continue to have very negative effects on the economies and securities markets of those countries.

The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations may be extremely limited.

The Funds may invest in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) or Global Depositary Receipts (GDRs) that are not sponsored by the issuer of the underlying security. To the extent it does so, a Fund would probably bear its proportionate share of the expenses of the depository and might have greater difficulty in receiving copies of the issuer's shareholder communications than would be the case with a sponsored ADR, EDR or GDR.

PROSPECTUS

The cost of investing in securities of non-U.S. issuers typically is higher than the cost of investing in U.S. securities. International Fund, International Small Cap Fund, Global Fund and Global Select Fund provide an efficient way for an individual to participate in non-U.S. markets, but their expenses, including advisory and custody fees, are higher than for a typical domestic equity fund.

Non-U.S. securities are generally denominated and traded in foreign currencies. The exchange rates between currencies can fluctuate daily. As a result, the values of a Fund's non-U.S. securities may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar rises compared to a foreign currency, the value of an investment traded in that currency will fall because it will be worth fewer U.S. dollars. The Funds may try to hedge the risk of loss resulting from currency exchange fluctuation; however, there can be no guarantee that any hedging activity will be undertaken or, if undertaken, be successful. Further, hedging activity may reduce the risk of loss from currency fluctuations, but also may limit or reduce the opportunity for gain. Other currency-related risks include the possible imposition of exchange control regulations and currency restrictions that would prevent cash from being brought back to the U.S.

Debt Securities Risk (a principal risk for Equity and Income Fund). Each Fund may invest in debt securities of both governmental and corporate issuers. A decline in prevailing levels of interest rates generally increases the value of debt securities in a Fund's portfolio, while an increase in rates usually reduces the value of those securities. As a result, to the extent that a Fund invests in debt securities, interest rate fluctuations will generally affect its net asset value, but generally not the income it receives from debt securities it owns. In addition, if the debt securities contain call, prepayment, or redemption provisions, during a period of declining interest rates, those securities are likely to be redeemed, and the Fund would probably be unable to replace them with securities having as great a yield.

Investment in medium- and lower-grade debt securities involves greater risk, including the possibility of issuer default or bankruptcy. Lower-grade debt securities (commonly called "junk bonds") are obligations of companies rated BB or lower by S&P or Ba or lower by Moody's. Lower-grade debt securities are considered speculative and may be in poor standing or actually in default. Medium-grade debt securities are those rated BBB by S&P or Baa by Moody's. Securities so rated are considered to have speculative characteristics. An economic downturn could severely disrupt the market in medium and lower grade debt securities and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

The market for medium- and lower-grade debt securities tends to be less broad than the market for higher-quality debt securities. The market for unrated debt securities is even narrower. During periods of thin trading in these markets,

THE OAKMARK FUNDS

the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling these debt securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

Foreign sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entities' debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund, European Commission or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Government-Sponsored Entity Securities Risk (a principal risk for Equity and Income Fund). Each Fund may invest in government-sponsored entity securities, which are securities issued or guaranteed by entities such as the Federal National Mortgage Association ("Fannie Mae"), the Government National Mortgage Association ("Ginnie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal Home Loan Banks, among others.

There are different types of U.S. government securities with different levels of credit risk. Some U.S. government securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States, such as securities issued by the Export-Import Bank of the United States, Farm Credit System Financial Assistance Corporation, Farmers Home Administration, Federal Housing Administration, General Services Administration, Ginnie Mae, Maritime Administration or Small Business Administration. These securities have the lowest credit risk. Other types of securities issued or guaranteed by U.S. government agencies or instrumentalities are not backed by the full faith and credit of the U.S. For example, some securities are supported by the right of the agency or instrumentality to borrow from the U.S. Treasury, such as securities issued by the Federal Home Loan Banks, Freddie Mac, Fannie Mae, or Student Loan Marketing Association and other securities are supported only by the credit of the agency or instrumentality, such as securities issued by the Federal Farm Credit Banks Funding Corporation or Tennessee Valley Authority. As a result, you should be aware that although an issuer may be chartered or sponsored by Acts of Congress, an issuer may not be funded by congressional appropriations, and as such its securities are neither guaranteed nor insured by the U.S. Treasury.

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. If the securities issued or guaranteed by a U.S. government agency or instrumentality are not backed by the full faith and credit of the U.S., there can be no assurance that the U.S. government will always provide financial support to the agency or instrumentality. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as

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changes in global economic conditions affect the demand for these securities. A Fund will invest in securities of agencies or instrumentalities only if the Adviser believes that the credit risk involved is acceptable.

It is possible that the securities discussed in this section could be adversely affected by the actions (or inactions) of the U.S. government.

Inflation-Indexed Securities Risk (a principal risk for Equity and Income Fund). The principal value of an investment is not protected or otherwise guaranteed by virtue of the Fund's investments in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal value.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the Fund's gross income. Due to original issue discount, the Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

PORTFOLIO HOLDINGS DISCLOSURE

Information on the Funds' portfolio holdings disclosure policies and procedures is available in the Statement of Additional Information.

THE OAKMARK FUNDS

MANAGEMENT OF THE FUNDS

The Oakmark Funds' investments and business affairs are managed by Harris Associates L.P. The Adviser also serves as investment adviser or sub-adviser to individuals, trusts, retirement plans, endowments, foundations and other mutual funds and as manager to private partnerships. Together with a predecessor, the Adviser has advised and managed mutual funds since 1970. The Adviser's address is Two North LaSalle Street, Suite 500, Chicago, Illinois 60602-3790.

Subject to the overall authority of the board of trustees, the Adviser furnishes continuous investment supervision and management to the Funds and also furnishes office space, equipment, and management personnel.

Each Fund pays a management fee to the Adviser for serving as investment adviser and for providing administrative services. The fees reflected below are expressed as a percentage of average daily net assets. For the fiscal year ended September 30, 2012, the management fees paid by the Funds, as a percentage of average daily net assets, were:

Fund
Oakmark Fund	0.87%
Select Fund	0.92
Equity and Income Fund	0.67
Global Fund	1.00
Global Select Fund	0.99
International Fund	0.88
International Small Cap Fund	1.15

The Adviser has contractually agreed to reimburse each Fund to the extent that its annual ordinary operating expenses of a class exceed the following percentages of the average daily net assets of that class:

Fund*	Class I	Class II
Oakmark Fund	1.50%	1.75%
Select Fund	1.50	1.75
Equity and Income Fund	1.00	1.25
Global Fund	1.75	2.00
Global Select Fund	1.75	2.00
International Fund	2.00	2.25
International Small Cap Fund	2.00	2.25

*  The Adviser is entitled to recoup from any Fund class, in any fiscal year through the Funds' fiscal year ending September 30, 2017, amounts reimbursed to that Fund class, except to the extent that the Fund class already has paid such recoupment to the Adviser or such recoupment would cause the annual ordinary operating expenses of a Fund class for that fiscal year to exceed the applicable limit shown above.

The agreement is effective through January 31, 2014.

PROSPECTUS

A discussion regarding the basis for the approval of the Funds' current investment advisory agreements with the Adviser by the board of trustees will be available in the Funds' semi-annual report to shareholders dated March 31, 2013.

Oakmark Fund is managed by William C. Nygren, CFA, and Kevin G. Grant, CFA Mr. Nygren joined the Adviser as an analyst in 1983 and was the Adviser's Director of Research from September 1990 to March 1998. He holds an M.S. in Finance from the University of Wisconsin—Madison (1981) and a B.S. in Accounting from the University of Minnesota (1980). Mr. Grant joined the Adviser as an analyst in 1988. He holds an M.B.A. in Finance from Loyola University—Chicago (1991) and a B.S. in Computer Science from the University of Wisconsin—Madison (1987).

Select Fund is managed by Mr. Nygren, Anthony P. Coniaris, CFA, and Thomas W. Murray. Mr. Coniaris joined the adviser as a research associate in 1999 and has been an analyst since 2003. He holds a B.A. from Wheaton College (1999) and an M.B.A. from Northwestern University (2005). Mr. Murray joined the adviser as an analyst in 2003. He has a B.A. from the University of North Carolina (1992) and an M.B.A. from Georgia State University (1996).

Equity and Income Fund is managed by Clyde S. McGregor, CFA. Mr. McGregor joined the Adviser as an analyst in 1981 and began managing portfolios in 1986. He holds an M.B.A. in Finance from the University of Wisconsin—Madison (1977) and a B.A. in Economics and Religion from Oberlin College (1974).

Global Fund is managed by Robert A. Taylor, CFA, and Mr. McGregor. Mr. McGregor manages the Fund's U.S. holdings, and Mr. Taylor manages the Fund's non-U.S. holdings. Mr. Taylor joined the adviser as an international analyst in 1994. He has been the Director of International Research since 2004. He holds a B.B.A. from the University of Wisconsin—Madison (1994).

Global Select Fund is managed by Mr. Nygren and David G. Herro, CFA Mr. Nygren manages the Fund's U.S. holdings, and Mr. Herro manages the Fund's non-U.S. holdings. Mr. Herro joined the Adviser in 1992 as a portfolio manager and analyst. He holds an M.A. in Economics from the University of Wisconsin—Milwaukee (1985) and a B.S. in Business and Economics from the University of Wisconsin—Platteville (1983).

International Fund is managed by Mr. Herro and Mr. Taylor.

International Small Cap Fund is managed by Mr. Herro and Michael L. Manelli, CFA. Mr. Manelli joined the Adviser as an international analyst in 2005. He holds a B.B.A. from the University of Iowa (2000).

The Statement of Additional Information provides additional information regarding portfolio manager compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of shares of the Fund(s) each such portfolio manager manages.

THE OAKMARK FUNDS

INVESTING WITH
THE OAKMARK FUNDS

The Funds are "no-load" mutual funds, which means that they do not impose any commission or sales charge when shares are purchased or sold. However, International Small Cap Fund imposes a 2% redemption fee on redemptions of Class I Shares and Class II Shares held for 90 days or less. See "Investing with The Oakmark Funds—General Redemption Policies—90-Day Redemption Fee on Fund Shares."

ELIGIBILITY TO BUY SHARES

All Funds. Each Fund generally is available for purchase only by residents of the U.S., Puerto Rico, Guam, and the U.S. Virgin Islands.

Oakmark Units. Oakmark Units are the FST Administration Shares of the Financial Square Federal Fund. The Financial Square Federal Fund is a portfolio of the Goldman Sachs Trust. If exchanging into a Fund, the new account must meet the minimum balance of $1,000 or $500 with an Automatic Investment Plan or for Coverdell Education Savings Accounts.

For a prospectus and more complete information on the Oakmark Units, including management fees and expenses, please call 1-800-OAKMARK (1-800-625-6275) or visit oakmark.com. Please read the prospectus carefully before you invest or send money.

TYPES OF ACCOUNTS – CLASS I SHARES

A Fund's Class I Shares are offered to members of the general public. You may set up your account in any of the following ways:

Individual or Joint Ownership. Individual accounts are owned by one person. Joint accounts can have two or more owners, and provide for rights of survivorship.

Gift or Transfer to a Minor (UGMA, UTMA). These gift or transfer accounts let you give money to a minor for any purpose. The gift is irrevocable and the minor gains control of the account once he/she reaches the age of majority. Your application should include the minor's social security number.

Trust for Established Employee Benefit or Profit-Sharing Plan. The trust or plan must be established before you can open an account and you must include the date of establishment of the trust or plan on your application.

Business or Organization. You may invest money on behalf of a corporation, association, partnership or similar institution. You should include a resolution with your application that indicates which officers are authorized to act on behalf of the entity.

Retirement. A qualified retirement account enables you to defer taxes on investment income and capital gains. Your contributions may be tax-deductible. For

PROSPECTUS

detailed information on the tax advantages and consequences of investing in individual retirement accounts (IRAs) and retirement plan accounts, please consult your tax advisor. The types of IRAs available to you are: Traditional IRA, Roth IRA, Rollover IRA, SEP IRA, SIMPLE IRA, and Coverdell Education Savings Account (CESA). For detailed information on these accounts, see the Oakmark IRA Booklet and Coverdell Education Savings Booklet.

The Funds may be used as an investment in other kinds of retirement plans, including, but not limited to, Keogh plans maintained by self-employed individuals or owner-employees, traditional pension plans, corporate profit-sharing and money purchase pension plans, section 403(b)(7) custodial tax-deferred annuity plans, other plans maintained by tax-exempt organizations, cash balance plans and any and all other types of retirement plans. All of these accounts need to be established by the plan's trustee, and the plan's trustee should contact the Fund regarding the establishment of an investment relationship.

TYPES OF ACCOUNTS – CLASS II SHARES

A Fund's Class II Shares are offered only for purchase through certain retirement plans, such as 401(k) and profit sharing plans. To purchase or redeem Class II Shares you must do so through an Intermediary. The purchase of Class II Shares is contingent upon an agreement between the Intermediary and the Fund(s). A Fund's Class II Shares pay a service fee at the annual rate of up to 0.25% of the average annual value of the Fund's Class II Shares. This service fee is paid to the Intermediary for performing services associated with the administration of a retirement plan.

If you invest in Class II Shares, the procedures by which you can purchase or redeem shares are governed by the terms of your retirement plan. Please contact your plan sponsor or service provider for information on how to buy and sell your Class II Shares, or contact an Oakmark investor services representative at 1-800-OAKMARK.

INVESTMENT MINIMUMS

(Applies to Class I Shares Only)

Type of Account	Initial Investment	Subsequent Investment
Regular investing account	$1,000	$100
Traditional, SEP or Roth IRA	1,000	100
SIMPLE IRA	Determined on a case by case basis	Determined on a case by case basis
Coverdell Education Savings Account (CESA)	500	100
Automatic Investment Plan or Payroll Deduction Plan	500	100

SHARE PRICE

Net Asset Value. The share price is also called the net asset value (the "NAV") of a share. The NAV of a Class I or Class II share is determined by the Fund's custodian as

THE OAKMARK FUNDS

of the close of regular session trading (usually 4:00 p.m. Eastern time) on the New York Stock Exchange (the "NYSE") on any day on which the NYSE is open for regular trading. The NYSE is closed on Saturdays and Sundays and on New Year's Day, the third Mondays in January and February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. A Fund's NAV will not be calculated on days when the NYSE is closed.

The NAV of a class of Fund shares is determined by dividing the value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares of the class outstanding.

Trading in securities of non-U.S. issuers takes place in various markets on some days and at times when the NYSE is not open for trading. In addition, securities of non-U.S. issuers may not trade on some days when the NYSE is open for trading. The value of the Funds' portfolios may change on days when the Funds are not open for business and you cannot purchase or redeem Fund shares.

Securities held by the Funds are generally valued at market value. Short-term debt instruments (i.e., those debt instruments whose maturities or expiration dates at the time of acquisition are one year or less) or money market instruments maturing in 61 days or more from the date of valuation are valued at the latest bid quotation or at an evaluated price provided by an independent pricing service. Short-term debt instruments maturing in 60 days or less from the date of valuation are valued at amortized cost, which approximates market value. All other debt instruments are valued at the latest bid quotation or at an evaluated price provided by an independent pricing service. If these values or prices are not readily available or are deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the primary market or exchange on which that security is traded and before the close of the NYSE, the security will be valued at a fair value determined in good faith in accordance with Fund policies and procedures. The Funds may use a systematic fair valuation model provided by an independent pricing service to value securities of non-U.S. issuers in order to adjust for changes in value that may occur between the close of certain foreign exchanges and the NYSE.

Although fair valuation may be more commonly used with equity securities of non-U.S. issuers it also may be used in a range of other circumstances, including thinly-traded domestic securities or fixed-income securities. When fair value pricing is employed, the value of a portfolio security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security.

Purchase Price and Effective Date. Each purchase of a Fund's Class I Shares is made at the NAV of Class I Shares next determined as follows:

•  A purchase by check, wire transfer or electronic transfer is made at the NAV next determined after receipt and acceptance by the Funds' transfer agent of your check or wire transfer or your electronic transfer investment instruction. An order is not accepted until the Funds' transfer agent has received an application or appropriate instruction along with the intended investment, if applicable, and any other required documentation.

PROSPECTUS

•  A purchase through an Intermediary, such as a broker-dealer, bank, retirement plan service provider, or retirement plan sponsor that is the Fund's authorized agent for the receipt of orders, is made at the NAV next determined after the Intermediary receives and accepts the order.

•  A purchase through an Intermediary that is not an authorized agent of the Fund for the receipt of orders, is made at the NAV next determined after the Fund's transfer agent receives and accepts the order.

Each purchase of a Fund's Class II Shares through an Intermediary is made at the NAV of Class II Shares next determined after the Intermediary receives and accepts the order.

Each Fund reserves the right to reject any purchase order accepted by an Intermediary if it determines that the order is not in the best interests of the Fund or its shareholders.

Price information may be obtained by visiting The Oakmark Funds' website at oakmark.com or by calling 1-800-OAKMARK and choosing menu option 1 to access our voice recognition system.

GENERAL PURCHASING POLICIES

You may open an account and add to an account by purchasing directly from a Fund or through an Intermediary.

•  If you buy shares of a Fund through an Intermediary, the Intermediary may charge a fee for its services. Any such charge could constitute a substantial portion of a smaller account and may not be in your best interest. You may purchase a Fund's shares directly from the Fund without the imposition of any charges other than those described in this prospectus. See "How to Buy Class I Shares."

•  Once a Fund accepts your purchase order, you may not cancel or revoke it; however, you may redeem the shares. The Fund may withhold redemption proceeds until it is reasonably satisfied it has received your payment. This confirmation process may take up to 10 days.

•  Each Fund reserves the right to cancel any purchase or exchange order it accepts.

Excessive and Short-Term Trading. The Funds are intended for long-term investment purposes, and thus purchases, redemptions and exchanges of Fund shares should be made with a view toward long-term investment objectives. Excessive trading, short-term trading and other abusive trading activities may be detrimental to a Fund and its long-term shareholders by disrupting portfolio management strategies, increasing brokerage and administrative cost, harming Fund performance and diluting the value of shares. Such trading also may require a Fund to sell securities to meet redemptions, which could cause taxable events that impact shareholders. If your investment horizon is not long-term, then you should not invest in the Funds.

The Funds' board of trustees has adopted policies and procedures that do not accommodate and seek to discourage excessive or short-term trading activities. These policies and procedures include, among other things: (1) monitoring trading activity to detect excessive, short-term and other abusive trading in the Funds'

THE OAKMARK FUNDS

shares; (2) utilizing a third-party systematic fair valuation service; and (3) imposing a redemption fee on International Small Cap Fund. In addition, each Fund reserves the right to reject or restrict, without prior notice, any purchase or exchange order it receives, including any order from a retirement plan participant, and any order transmitted by a shareholder's or retirement plan participant's Intermediary, that Fund management determines, in its sole discretion, not to be in the Fund's best interest. The Funds also reserve the right to reject or restrict all purchases received from any shareholder or Intermediary, including retirement plans, even if not all shareholders or plan participants investing through that Intermediary are involved in excessive or short-term trading.

Despite the Funds' efforts to detect and prevent abusive trading activity, there can be no assurance that the Funds will be able to identify all of those who may engage in abusive trading and curtail their activity in every instance. In particular, it may be difficult to identify such activity in certain omnibus accounts and other accounts traded through Intermediaries, some of which may be authorized agents of the Funds. Omnibus accounts are comprised of multiple investors whose purchases, exchanges and redemptions are aggregated before being submitted to the Funds. Consequently, the Funds may not have knowledge of the identity of investors and their transactions as those transactions are submitted to the Funds.

Under a federal rule, the Funds are required to have an agreement with many of their Intermediaries obligating the Intermediaries to provide, upon a Fund's request, information regarding the Intermediaries' customers and their transactions. However, there can be no guarantee that all excessive, short-term or other abusive trading activity will be detected, even with such agreements in place. The Funds may not accept purchase orders from Intermediaries who materially fail to comply with such agreements.

To the degree the Funds are able to detect excessive or short-term trading in accounts maintained by an Intermediary, the Funds will seek the cooperation of the Intermediary to stop such trading. However, there can be no assurance that the Intermediary will cooperate in all instances. Certain Intermediaries may not presently possess the operational or technical capabilities to track purchase, redemption or exchange orders made by an individual investor as requested by the Funds. Certain Intermediaries, in particular retirement plan administrators and sponsors, may possess other capabilities or utilize other techniques to deter excess or short-term trading upon which the Funds may rely. These other capabilities and techniques may be more or less restrictive than those utilized by the Funds. Accordingly, you should consult with your Intermediary to determine what purchase and exchange limitations may be applicable to your transactions.

GENERAL REDEMPTION POLICIES

You may redeem your shares by contacting a Fund directly or through an Intermediary.

•  The price at which your redemption order will be processed is the NAV next determined after proper redemption instructions are received, as described below under "How to Redeem Class I Shares." See "Investing with The Oakmark Funds—Share Price—Net Asset Value."

PROSPECTUS

•  The Funds cannot accept a redemption request that specifies a particular redemption date or price.

•  Once a Fund receives your redemption order, you may not cancel or revoke it.

•  The Funds generally will mail redemption proceeds within seven days after receipt of your redemption request. If you recently made a purchase, the Funds may withhold redemption proceeds until they are reasonably satisfied that they have received your payment. This confirmation process may take up to 10 days from the purchase date.

•  The Funds reserve the right at any time without prior notice to suspend, limit, modify or terminate any privilege, including the telephone exchange privilege, or its use in any manner by any person or class.

Redemption in Kind. The Funds generally intend to pay all redemptions in cash. Each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund's NAV during any 90-day period for any one shareholder. Redemptions in excess of those amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of securities. Brokerage costs may be incurred by a shareholder who receives securities and desires to convert them to cash.

90-Day Redemption Fee on Certain Fund Shares. The International Small Cap Fund imposes a short-term trading fee on redemptions of its shares held for 90 days or less to discourage abusive trading and to help offset two types of costs to the Fund caused by such trading: portfolio transaction and market impact costs associated with erratic redemption activity and administrative costs associated with processing redemptions. For example, if you purchase shares on March 1, you must hold the shares for at least 91 days or until May 30; otherwise, you will be assessed the redemption fee. The fee is paid to the Fund and is 2% of the redemption value and is deducted from either the redemption proceeds or from the balance in the account. An exchange transaction is a redemption of shares and a purchase of shares and may result in a 2% redemption fee on shares held for 90 days or less.

The "first-in, first-out" (FIFO) method is used to determine the holding period, which means that if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the short-term trading fee applies.

Certain Intermediaries, who utilize omnibus accounts with the Fund, have agreed to charge the Fund's redemption fee on their customers' accounts and remit such fee to the Fund. In this case, the amount of the fee and the holding period generally will be consistent with the Fund's short-term trading fee. However, due to operational requirements, an Intermediary's methods for tracking and calculating the fee may differ from those utilized by the Fund.

If approved pursuant to the policies and procedures of the Funds, the redemption fee does not apply to certain types of accounts held through Intermediaries, including: (i) certain employer-sponsored retirement plans; (ii) certain asset allocation programs that rebalance their investments only infrequently; and (iii) certain omnibus accounts where the omnibus accounts holder does not have the operational capability to impose a redemption fee on its underlying customer's accounts. To be eligible for one of these exemptions, the entity seeking a waiver of

THE OAKMARK FUNDS

the imposition of redemption fees must identify itself to and receive prior written approval from the Funds. The Funds may request additional information from the entity sufficient to enable the Funds to determine that the plan or asset-allocation program is not designed to serve and/or is not serving as a vehicle for excessive, short-term or other abusive trading activity. Such additional information may include, but is not limited to, regulatory disclosures and sales literature that the entity provides to its clients about the plan or asset-allocation program and copies of policies and procedures adopted by the plan or program designed to deter excessive and short-term trading.

Redemption fees also may be waived under certain circumstances involving involuntary redemptions imposed by Intermediaries. When cooperation from an Intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the Intermediary. If you purchase Fund shares through an Intermediary, you should contact your Intermediary or refer to your plan documents for more information on whether a redemption fee will be applied to redemptions of your shares.

In addition, the Funds' procedures adopted to discourage short-term, excessive or abusive trading activities do not apply to:

•  shares acquired by automatic reinvestment of dividends or distributions of a Fund;

•  shares redeemed pursuant to a systematic withdrawal plan;

•  shares redeemed following the death or disability (as defined in the Internal Revenue Code) of the shareholder, including a registered joint owner;

•  shares redeemed as a result of involuntary redemptions, such as those resulting from a shareholder's failure to maintain a minimum investment in a Fund or pursuant to the requirements of the Funds' anti-money laundering policies and procedures;

•  shares redeemed to return excess contributions or in connection with required minimum distributions from retirement accounts;

•  shares redeemed in connection with a court order, including a qualified domestic relations order, or in connection with a shareholder's forfeiture of assets;

•  shares acquired in connection with a change in account registration; and

•  shares redeemed by a liquidity service provider under a liquidity program.

In addition to the circumstances previously noted, the Funds reserve the right to waive the redemption fee or any purchase and exchange restrictions at its sole discretion where it believes such action is in the Fund's best interests, including but not limited to when it determines that imposition of a redemption fee is not necessary to protect the Fund from the effects of abusive trading. In order to determine your eligibility to receive a waiver, it may be necessary for you to provide the Funds or your Intermediary with information and records regarding your circumstance. Each Fund reserves the right to modify or eliminate the redemption fee or waivers at any time.

PROSPECTUS

HOW TO BUY CLASS I SHARES

For investors who purchase directly from the Funds and not through an Intermediary.

BY INTERNET

Opening an Account

•  Visit The Oakmark Funds' website at oakmark.com, choose "Open an Account" in the drop-down menu under the "Investing with Us" tab and then follow the instructions.

•  Your initial investment into your new account must be at least $1,000.

Adding to an Account

•  Visit The Oakmark Funds' website at oakmark.com, log in to your account and then follow the instructions.

•  Your subsequent investments must be at least $100.

BY CHECK

Opening an Account

•  Complete and sign the New Account Registration Form, enclose a check made payable to The Oakmark Funds and mail the Form and your check to:

The Oakmark Funds
P.O. Box 219558
Kansas City, MO 64121-9558

•  Your initial investment must be at least $1,000. A minimum investment of $500 is allowed for Coverdell Education Savings Accounts, accounts set up with an Automatic Investment Plan and accounts set up with a Payroll Deduction Plan.

•  PLEASE NOTE: The Funds do not accept cash, travelers checks, credit card convenience checks, starter checks, checks made payable to a party other than The Oakmark Funds, checks drawn on banks outside of the U.S. or purchase orders specifying a particular purchase date or price per share.

•  The Funds will withhold redemption proceeds for up to 10 days after purchase of shares by check.

Adding to an Account

•  Mail your check made payable to The Oakmark Funds with either the investment stub included as part of your confirmation or quarterly account statement or a note with the amount of the purchase, the Fund name, your account number, and the name in which your account is registered to:

The Oakmark Funds
P.O. Box 219558
Kansas City, MO 64121-9558

•  Your subsequent investments must be at least $100.

THE OAKMARK FUNDS

BY WIRE TRANSFER

Opening an Account

•  Generally, you may not open an account by wire transfer.

Adding to an Account

•  Instruct your bank to transfer funds to State Street Bank and Trust Co., ABA#011000028, DDA# 9904-632-8. Specify the Fund name, your account number and the registered account name(s) in the instructions.

•  Your subsequent investments must be at least $100.

BY ELECTRONIC TRANSFER

Opening an Account

•  You may open a new account by electronic transfer only by visiting oakmark.com. Choose "Open an Account" in the drop-down menu under the "Investing with Us" tab and then follow the instructions.

•  The maximum initial investment via oakmark.com is $100,000.

•  The Funds will withhold redemption proceeds for up to 10 days after purchase of shares by electronic transfer.

Adding to an Account

•  If you established the electronic transfer privilege on your New Account Registration Form, call the Funds' Voice Recognition System at 1-800-OAKMARK.

•  Your subsequent investments must be at least $100.

•  If you did not establish the electronic transfer privilege on your New Account Registration Form, you may add the privilege by obtaining a Shareholder Services Form by visiting the Oakmark Funds' website at oakmark.com or by calling an investor service representative at 1-800-OAKMARK. If the Oakmark account owners' names are not identical to the bank account owners' names and if there is no name in common between the Oakmark account owners and the bank account owners, a Medallion Signature Guarantee will be required.

Confirm with your bank or credit union that it is a member of the Automated Clearing House (ACH) system.

PROSPECTUS

BY AUTOMATIC INVESTMENT

Opening an Account

•  Choose the Automatic Investment Plan on your New Account Registration Form.

•  Your initial investment must be at least $500 and be made by check payable to The Oakmark Funds.

•  In addition to your investment check, send a check marked "Void" or a deposit slip from your bank account along with your New Account Registration Form.

Adding to an Account

•  If you chose the Automatic Investment Plan when you opened your account, subsequent purchases of shares will be made automatically, either monthly or quarterly, by electronic transfer from your bank account in the dollar amount you specified.

•  Your subsequent investments must be at least $100.

•  If you did not establish the electronic transfer privilege on your New Account Registration Form, you may add the privilege by obtaining a Shareholder Services Form by visiting The Oakmark Funds' website at oakmark.com or by calling an investor service representative at 1-800-OAKMARK. If the Oakmark account owners' names are not identical to the bank account owners' names and if there is no name in common between the Oakmark account owners and the bank account owners, a Medallion Signature Guarantee will be required.

BY PAYROLL DEDUCTION

Opening an Account

•  Complete and sign the New Account Registration Form and the Payroll Deduction Plan Application, enclose a check made payable to The Oakmark Funds and return both forms and the check for at least $500 to:

The Oakmark Funds
P.O. Box 219558
Kansas City, MO 64121-9558

•  Your initial investment must be at least $500 and be made by check.

•  The Payroll Deduction Plan Application allows you to purchase shares of the Fund on a monthly, bi-monthly, or quarterly basis by instructing your employer to deduct from your paycheck a specified dollar amount.

Adding to an Account

•  If you completed the Payroll Deduction Plan Application, subsequent purchases of shares will be made automatically, either monthly, bi-monthly or quarterly, by deducting the dollar amount you specified from your pay.

•  Your subsequent investments must be at least $100.

•  If you want to establish the Payroll Deduction Plan, obtain a Payroll Deduction Plan Application by visiting The Oakmark Funds' website at oakmark.com or by calling an investor service representative at 1-800-OAKMARK.

THE OAKMARK FUNDS

BY EXCHANGE

You may purchase shares of a Fund by exchange of shares of another Fund or by exchange of Oakmark Units (see "Investing with The Oakmark Funds—Eligibility to Buy Shares—Oakmark Units" above).

Opening an Account

•  Call an investor service representative at 1-800-OAKMARK. The new account into which you are making the exchange will have exactly the same registration as the account from which you are exchanging shares.

•  Your initial investment into your new account must be at least $1,000.

•  Obtain a current prospectus for the Fund into which you are exchanging by visiting The Oakmark Funds' website at oakmark.com or calling an investor service representative at 1-800-OAKMARK.

Adding to an Account

•  Call the Funds' Voice Recognition System at 1-800-OAKMARK and choose menu option 1, and follow the instructions, or call an investor service representative at 1-800-OAKMARK.

•  Send a letter of instruction, indicating your name, the name of the Fund, and the Fund account number from which you wish to redeem shares, and the name of the Fund and the Fund account number into which you wish to buy shares, to:

The Oakmark Funds
P.O. Box 219558
Kansas City, MO 64121-9558

•  Your subsequent investments must be at least $100.

•  The Funds may refuse at any time any exchange request it considers detrimental to a Fund.

•  An exchange transaction is a redemption of shares in one Fund and a simultaneous purchase of shares in a different Fund that, for federal income tax purposes, may result in a capital gain or loss. An exchange may result in a 2% redemption fee on shares of International Small Cap Fund held for 90 days or less.

PROSPECTUS

BY TELEPHONE

Opening an Account

•  You may open a new account by telephone only by exchange of shares of another Fund or by exchange of Oakmark Units. Call an investor service representative at 1-800-OAKMARK. The new account into which you are making the exchange will have exactly the same registration as the account from which you are exchanging shares.

•  Your initial investment into your new account must be at least $1,000.

•  Obtain a current summary or statutory prospectus for the Fund into which you are exchanging by visiting The Oakmark Funds' website at oakmark.com or calling an investor service representative at 1-800-OAKMARK.

Adding to an Account

•  If you established the electronic transfer privilege on your New Account Registration Form, call the Funds' Voice Recognition System at 1-800-OAKMARK.

•  Your subsequent investments must be at least $100.

•  If you did not establish the electronic transfer privilege on your New Account Registration Form, you may add the privilege by obtaining a Shareholder Services Form by visiting the Oakmark Funds' website at oakmark.com or by calling an investor service representative at 1-800-OAKMARK. If the Oakmark account owners' names are not identical to the bank account owners' names and if there is no name in common between the Oakmark account owners and the bank account owners, a Medallion Signature Guarantee will be required.

THE OAKMARK FUNDS

HOW TO REDEEM CLASS I SHARES

For investors who redeem directly from the Funds and not through an Intermediary.

BY INTERNET

•  Visit The Oakmark Funds' website at oakmark.com, log in to your account and then follow the instructions.

IN WRITING

By mail:

The Oakmark Funds
P.O. Box 219558
Kansas City, MO 64121-9558

Express delivery or courier:

The Oakmark Funds
330 West 9th Street
Kansas City, MO 64105-1514
Ph: 617-483-8327

Your redemption request must:

•  identify the Fund and give your account number;

•  specify the number of shares or dollar amount to be redeemed;

•  be signed in ink by all account owners exactly as their names appear on the account registration; and

•  in some instances have a Medallion Signature Guarantee (See "How to Redeem Class I Shares—Signature Guarantee)

BY TELEPHONE

•  You may redeem shares from your account by calling the Funds' Voice Recognition System 1-800-OAKMARK.

•  A check for the proceeds will be sent to your address of record, generally within seven days of receiving your proper request, or within 10 days of your purchase if you purchased the shares by check. You may select the overnight delivery option for your check for a fee. Overnight delivery is not available to a P.O. Box. See "Investing with The Oakmark Funds—General Redemption Policies."

•  A redemption request received by telephone after the close of regular session trading on the NYSE (usually 4:00 p.m. Eastern time) is deemed received on the next business day.

•  You may not redeem by telephone shares held in an account for which you have changed the address within the preceding 30 days.

PROSPECTUS

BY ELECTRONIC TRANSFER

•  To redeem shares from your account by electronic transfer, call the Funds' Voice Recognition System.

•  Payment of the proceeds will be made by electronic transfer only to a checking account previously designated by you at a bank that is a member of the ACH system. Confirm with your bank or credit union that it is a member of ACH.

•  Payment of the proceeds will normally be sent on the next business day after receipt of your request or within 10 days of your purchase if you purchased the shares by electronic transfer.

•  A redemption request received by telephone after the close of regular session trading on the NYSE (usually 4:00 p.m. Eastern time) is deemed received on the next business day.

•  If the proceeds of your redemption are sent by electronic transfer, your bank will be notified of the transfer on the day the proceeds are sent, but your bank account may not receive "good funds" for at least one week thereafter.

BY EXCHANGE

•  You may redeem some or all of your shares of a Fund and use the proceeds to buy shares of another Oakmark Fund or Oakmark Units either in writing or by calling the Funds' Voice Recognition System 1-800-OAKMARK.

•  Obtain a current prospectus for a Fund into which you are exchanging by visiting The Oakmark Funds' website at oakmark.com or by calling an investor service representative at 1-800-OAKMARK.

•  An exchange request received by telephone after the close of regular session trading on the NYSE (usually 4:00 p.m. Eastern time) is deemed received on the next business day.

•  The Funds may refuse at any time any exchange request it considers detrimental to a Fund.

•  An exchange transaction is a redemption of shares in one Fund and a simultaneous purchase of shares in a different Fund that, for federal income tax purposes, may result in a capital gain or loss. An exchange may result in a 2% redemption fee on shares of International Small Cap Fund held for 90 days or less.

See also the section entitled "How to Buy Class I Shares—By Exchange."

THE OAKMARK FUNDS

BY WIRE TRANSFER

•  To redeem shares from your account by wire transfer, call an investor service representative at 1-800-OAKMARK.

•  The proceeds will be paid by wire transfer to your bank account.

•  The cost of the wire transfer (currently $5) will be deducted from your account, or from the redemption proceeds if you redeem your entire account. Your bank also may charge an incoming wire fee.

•  Some transactions require a Medallion Signature Guarantee. See "How to Redeem Class I Shares—Signature Guarantee."

•  Payment of the proceeds will normally be wired on the next business day after receipt of your request.

•  A redemption request received by telephone after the close of regular session trading on the NYSE (usually 4:00 p.m. Eastern time) is deemed received on the next business day.

•  A wire transfer will normally result in your bank receiving "good funds" on the business day following the date of redemption of your shares.

BY AUTOMATIC REDEMPTION

•  You may automatically redeem a fixed dollar amount of shares each month or quarter and have the proceeds sent by check to you or deposited by electronic transfer into your bank account by so electing on your Shareholder Services Form.

•  Because withdrawal payments may have tax consequences, you should consult your tax advisor before establishing such a plan.

PROSPECTUS

SIGNATURE GUARANTEE

A Stamp 2000 Medallion Signature Guarantee must be included in your request to redeem your Fund shares, and your request must be in writing, if:

•  your account registration has been changed within the last 30 days;

•  the redemption check is to be mailed to an address different from the one on your account;

•  the redemption check is to be made payable to someone other than the registered account owner; or

•  you are instructing a Fund to transmit the proceeds to a bank account that you have not previously designated as the recipient of such proceeds.

The signature guarantee must be a Stamp 2000 Medallion Signature Guarantee. You may be able to obtain such a signature guarantee from a bank, securities broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. You cannot obtain a signature guarantee from a notary public.

If you are requesting to add bank information to an existing Oakmark account, the Oakmark account owners' names must be IDENTICAL to the bank account owners' names. If the account owners' names are not identical, ALL Oakmark account owners must obtain a Medallion Signature Guarantee. Also, if there is no name in common between the Oakmark account owners and the bank account owners, ALL Oakmark account owners and bank account owners must obtain a Medallion Signature Guarantee.

SMALL ACCOUNT FEE POLICY

Each Fund reserves the right to assess an annual fee of $25 on any account that, due to redemptions, falls below the minimum amount required to establish the account, as described above. The fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The fee does not apply to an account with an active investment builder or payroll deduction programs or to a retirement account.

SMALL ACCOUNT REDEMPTION

Each Fund reserves the right to redeem shares in any account, including any account held in the name of an Intermediary, and send the proceeds to the registered owner of the account if the account value has been reduced below $1,000 as a result of redemptions. A Fund or its agent will make a reasonable effort to notify the registered owner if the account falls below the minimum in order to give the owner 30 days to increase the account value to $1,000 or more.

THE OAKMARK FUNDS

SHAREHOLDER SERVICES

For investors who hold shares direct with the Funds and not through an Intermediary.

CLASS I SHAREHOLDERS

If you are a holder of a Fund's Class I Shares, the following services are available to you.

Reporting to Shareholders. You will receive a confirmation statement reflecting each of your purchases and sales of Fund shares, as well as periodic statements detailing distributions made by the Funds. Shares purchased by reinvestment of dividends or pursuant to an automatic investment plan will be confirmed to you quarterly. In addition, the Funds will send you periodic reports showing Fund portfolio holdings and will provide you annually with tax information. We suggest that you keep your account statements with your other important financial papers. You may need them for tax purposes.

The Funds reduce the number of duplicate prospectuses, annual and semi-annual reports your household receives by sending only one copy of each to those addresses shared by two or more accounts. Call the Funds at 1-800-OAKMARK to request individual copies of these documents. The Funds will begin sending individual copies thirty days after receiving your request.

Electronic Delivery of Fund Documents. You may elect to receive the Funds' prospectus, shareholder reports and other Fund documents electronically in lieu of paper form by enrolling on the Funds' website (oakmark.com). To receive the Funds' documents electronically, you must have an e-mail address. You may change your electronic delivery preferences or revoke your election to receive Fund documents electronically at any time.

Customer Identification Program. Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account.

In order to open an account, the Funds will ask you to provide certain identifying information on the account application, including your full name, address, date of birth and social security number or taxpayer identification number. If you fail to provide the appropriate information, we may reject your application and all monies received to establish your account will be returned to you. As a result, it is very important that the application be filled out completely in order to establish an account.

After your account is established, the Funds are required to take steps to verify your identity. These actions may include checking your identifying information against various databases. If the Funds are unable to verify your identity from the information you provide, you may be restricted from making future purchases for or transfers of shares from your account; or, your account may be closed and the redemption proceeds will be paid to you. You will receive the share price next calculated after the Funds determine that they are unable to verify your identity; so,

PROSPECTUS

your redemption proceeds may be more or less than the amount you paid for your shares and the redemption may be a taxable transaction.

Additionally, the Funds are required to comply with various anti-money laundering laws and regulations. Consequently, a Fund may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons. In addition, the Fund may be required to transfer the account or proceeds of the account to a government agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken these actions.

IRA Plans. The Funds have a master IRA plan that allows you to invest in a Traditional IRA, Roth IRA, Coverdell Education Savings Account, SEP IRA or SIMPLE IRA on a tax-sheltered basis in the Funds or Oakmark Units. The plan also permits you to "roll over" or transfer to your Traditional IRA a lump sum distribution from a qualified pension or profit-sharing plan, thereby postponing federal income tax on the distribution. If your employer has a SEP, you may establish a Traditional IRA with a Fund to which your employer may contribute, subject to special rules designed to avoid discrimination. Information on IRAs may be obtained by visiting The Oakmark Funds' website at oakmark.com or calling an investor service representative at 1-800-OAKMARK.

Establishing Privileges. You may establish any of the shareholder privileges when you complete an application to purchase shares of a Fund. If you have already established an account and want to add or change a privilege, visit The Oakmark Funds' website at oakmark.com to obtain a Shareholder Services Form and return the completed form to the Oakmark Funds, or call an investor service representative at 1-800-OAKMARK to request the appropriate form.

Voice Recognition System. To obtain information about your account, such as account balance, last transaction and distribution information, to purchase, redeem or exchange shares of a Fund or Oakmark Units, or to order duplicate statements, call the Funds' Voice Recognition System, at 1-800-OAKMARK. Please note: you must have a personal identification number (a "PIN") to access account information through 1-800-OAKMARK.

Website. To learn more about The Oakmark Funds, or to obtain a prospectus, account application, shareholder report, account servicing form, or each Fund's daily NAV, or to read portfolio manager commentaries visit The Oakmark Funds' website at oakmark.com. To perform transactions, establish systematic investing privileges, change your address, order duplicate statements or obtain information about your account, such as your account balance, average cost information, your last transaction and account history, log into your account and follow the instructions.

Telephone and Internet Transactions. You may perform many transactions—including exchanges, purchases and redemptions—by telephone and over the Internet. To prevent unauthorized transactions in your account, the Funds will take precautions designed to confirm that instructions communicated through the telephone or Internet are genuine. For example, the Funds or their agents may record a telephone call, request a PIN or password, request more information and

THE OAKMARK FUNDS

send written confirmations of telephone and Internet transactions. The Funds request that shareholders review these written confirmations and notify the Funds immediately if there is a problem. A Fund will not be responsible for any loss, liability, cost or expense resulting from an unauthorized transaction initiated by telephone or the Internet if it or its transfer agent follows reasonable procedures designed to verify the identity of the caller or Internet user.

Account Address Change. You may change the address of record for your Fund account by sending written instructions to the Funds at The Oakmark Funds, P.O. Box 219558, Kansas City, MO 64121-9558 or by telephoning an investor service representative at 1-800-OAKMARK. You may change your address by visiting The Oakmark Funds' website at oakmark.com and logging in to your account and following the instructions. You also may change your address by noting the change on the investment slip included as part of your quarterly account statement. Please be sure to sign the slip as authorization. P.O. Box addresses will only be accepted with accompanying street address information. If you change your address of record without a Medallion Signature Guarantee, unless you request that the redemption proceeds be sent to your bank account of record with the Funds, the Funds will not honor the redemption request for the following 30 days. During that period, the Funds will require written redemption requests with Medallion Signature Guarantees.

Account Registration Change. You may change the name on your account registration only by sending your written instructions with a Stamp 2000 Medallion Signature Guarantee, as described above, to the transfer agent at The Oakmark Funds, P.O. Box 219558, Kansas City, MO 64121-9558. See "How to Redeem Class I Shares—Signature Guarantee." Please note that a new account application or other documentation may be required depending on the type of account registration.

Account Transcripts. You may order a transcript of activity in your account(s) by calling an investor service representative at 1-800-OAKMARK. The Funds may assess a processing charge for a transcript order.

CLASS II SHAREHOLDERS

If you are a holder of a Fund's Class II Shares, your 401(k) or other retirement plan will provide shareholder services to you as required in accordance with your plan agreement. You should contact your plan sponsor or service provider for information about the services available to you under the terms of your plan.

EXPENSES

"Other expenses" shown above for each Fund in the section entitled "Fees and Expenses of the Fund" includes legal and auditing fees, transfer agency expenses, shareholder report expenses, custodian fees, shareholder servicing fees and some other expenses.

PROSPECTUS

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

Each Fund distributes to its shareholders substantially all net investment income as dividends and any net capital gains realized from sales of the Fund's portfolio securities. Each of the other Funds expects to declare and pay dividends annually. Net realized long-term capital gains, if any, are paid to shareholders at least annually.

All of your income dividends and capital gain distributions will be reinvested in additional shares unless you elect to have distributions paid by check. If any check from a Fund mailed to you is returned as undeliverable or is not presented for payment within six months, the Funds reserve the right to reinvest the check proceeds and future distributions in additional Fund shares.

Annual distribution estimates may be available prior to payment and may be obtained by calling 1-800-OAKMARK (1-800-625-6275) or visiting oakmark.com.

TAXES

The following discussion of U.S. and foreign taxation applies only to U.S. shareholders and is not intended to be a full discussion of income tax laws and their effect. You may wish to consult your own tax advisor.

Taxes on Transactions. When you redeem shares, you will experience a capital gain or loss if there is a difference between the tax basis of your shares and the price you receive when you redeem them. The federal tax treatment will depend on how long you owned the shares and your individual tax position. You may be subject to state and local taxes on your investment in a Fund, depending on the laws of your home state or locality.

In general, distributions from a Traditional IRA are taxable in the year you receive them. If you withdraw from your Traditional IRA, federal income tax will be withheld at a flat rate of 10% (unless when you request your distribution you elect not to have tax withheld or you elect a different withholding amount). Withdrawals from your Roth IRA are not generally subject to tax withholding.

Exchanges. If you perform an exchange transaction, it is considered a sale and purchase of shares for federal income tax purposes and may result in a capital gain or loss.

Distributions. Distributions from investment income (dividends) and net short-term capital gains are taxable as ordinary income except as noted below. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time you have held your Fund shares. Distributions will be taxable to you whether received in cash or reinvested in Fund shares.

The Funds will send you an annual statement to advise you as to the source of your distributions for tax purposes. If you are not subject to income taxation, you will not be required to pay tax on amounts distributed to you.

THE OAKMARK FUNDS

Taxes on Distributions. Distributions are subject to federal income tax, and may be subject to state or local taxes. If you are a U.S. citizen residing outside the U.S., your distributions also may be taxed by the country in which you reside.

Your distributions are taxable whether you take them in cash or reinvest them in additional shares.

For federal tax purposes, the Fund's income and short-term capital gain distributions are taxed as ordinary income and long-term capital gain distributions are taxed as long-term capital gains, except that "qualified dividend income" of noncorporate investors who satisfy certain holding period requirements is taxed at long-term capital gain rates, which currently reach a maximum of 20%. The character of a capital gain depends on the length of time that the Fund held the asset it sold.

Every year, each of your Funds will send you and the Internal Revenue Service ("IRS") a statement called Form 1099 showing the amount of taxable distributions you received (including those reinvested in additional shares) in the previous calendar year.

Cost Basis Reporting. The Funds are required to report to the IRS and furnish to their shareholders "cost basis" information for Fund shares acquired on or after January 1, 2012 ("covered shares") and sold on or after that date. These requirements do not apply to investments through a tax-deferred accounts, such as a 401(k) plan or an individual retirement plan. If you redeem covered shares during any year, the Funds will report the cost basis of such covered shares to the IRS and you on Form 1099-B along with the gross proceeds received on the redemption, the gain or loss realized on such redemption and the holding period of the redeemed shares.

The Funds' default cost basis methodology will be an average cost calculation of all covered shares. If you and your financial or tax advisor determine another method to be more beneficial to your situation, you will be able to change your default setting to another IRS-accepted cost basis method via the Funds' website, oakmark.com, or by notifying the Funds' transfer agent in writing. The elected cost basis (or the default cost basis method) for each sale of Fund shares may not be changed following the settlement date of each such sale of Fund shares.

You are encouraged to consult your tax advisor regarding the application of the new cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

Buying Into a Distribution. Purchasing a Fund's shares in a taxable account shortly before a distribution by the Fund is sometimes called "buying into a distribution." You pay income taxes on a distribution whether you reinvest the distribution in shares of the Fund or receive it in cash. In addition, you pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought shares of the Fund.

A Fund may build up capital gains during the period covered by a distribution (over the course of the year, for example) when securities in the Fund's portfolio are sold at a profit. After subtracting any capital losses, the Fund distributes those gains to you and other shareholders, even if you did not own the shares when the gains occurred (if you did not hold the Fund earlier in the year, for example), and you incur the full tax liability on the distribution.

PROSPECTUS

Foreign Income Taxes. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. If a Fund pays nonrefundable taxes to foreign governments during the year, the taxes will reduce the Fund's dividends but will still be included in your taxable income. However, if a Fund qualifies for, and makes, a special election, you may be able to claim an offsetting credit or deduction on your tax return for your share of foreign taxes paid by a Fund.

Backup Withholding. You must furnish to the Funds your properly certified social security or other tax identification number to avoid the Federal income tax backup withholding on dividends, distributions and redemption proceeds. If you do not do so or the IRS informs the Fund that your tax identification number is incorrect, the Fund may be required to withhold a percentage of your taxable distributions and redemption proceeds. Because each Fund must promptly pay to the IRS all amounts withheld, it is usually not possible for a Fund to reimburse you for amounts withheld. You may claim the amount withheld as a credit on your federal income tax return.

THE OAKMARK FUNDS

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand each Fund's financial performance during the last five years (or since it began operations, if less than five years). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment, assuming reinvestment of all dividends and distributions. This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with each Fund's financial statements, is included in the annual report and is incorporated by reference in the Statement of Additional Information, which is available on request. For each year shown, all information is for the fiscal year ended September 30, unless otherwise noted.

PROSPECTUS

THE OAKMARK FUND

For a share outstanding throughout each period

	CLASS I
	Year Ended September 30
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$37.87	$38.36	$34.55	$35.31	$47.28
Income from investment operations:
Net investment income	0.36 (a)	0.34 (a)	0.24	0.29 (a)	0.52
Net gain (loss) on investments (both realized and unrealized)	11.09	(0.58)	3.80	0.39	(8.51)
Total from investment operations:	11.45	(0.24)	4.04	0.68	(7.99)
Less distributions:
From net investment income	(0.35)	(0.25)	(0.23)	(0.45)	(0.56)
From capital gains	0.00	0.00	0.00	(0.99)	(3.42)
Total distributions	(0.35)	(0.25)	(0.23)	(1.44)	(3.98)
Redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value, end of year	$48.97	$37.87	$38.36	$34.55	$35.31
Total return	30.43%	-0.67%	11.74%	3.38%	-18.14%
Ratios/supplemental data:
Net assets, end of year ($million)	$6,738.7	$4,512.5	$3,419.3	$3,144.2	$3,610.1
Ratio of expenses to average net assets	1.03%	1.04%	1.11%	1.23%	1.10%
Ratio of net investment income to average net assets	0.81%	0.82%	0.65%	1.06%	1.17%
Portfolio turnover rate	27%	18%	24%	62%	32%
	CLASS II
	Year Ended September 30
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$37.78	$38.32	$34.56	$35.12	$46.97
Income from investment operations:
Net investment income	0.24 (a)	0.19 (a)	0.13	0.24 (a)	0.54
Net gain (loss) on investments (both realized and unrealized)	11.09	(0.59)	3.79	0.45	(8.64)
Total from investment operations:	11.33	(0.40)	3.92	0.69	(8.10)
Less distributions:
From net investment income	(0.22)	(0.14)	(0.16)	(0.26)	(0.33)
From capital gains	0.00	0.00	0.00	(0.99)	(3.42)
Total distributions	(0.22)	(0.14)	(0.16)	(1.25)	(3.75)
Redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value, end of year	$48.89	$37.78	$38.32	$34.56	$35.12
Total return	30.11%	-1.07%	11.37%	3.22%	-18.44%
Ratios/supplemental data:
Net assets, end of year ($million)	$36.1	$24.7	$9.0	$8.2	$12.4
Ratio of expenses to average net assets	1.30%	1.45%	1.42%	1.44%	1.47%
Ratio of net investment income to average net assets	0.54%	0.44%	0.34%	0.88%	0.81%
Portfolio turnover rate	27%	18%	24%	62%	32%

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

THE OAKMARK FUNDS

THE OAKMARK SELECT FUND

For a share outstanding throughout each period

	CLASS I
	Year Ended September 30
	2012		2011		2010		2009	2008
Net asset value, beginning of year	$25.50		$25.64		$22.68		$20.34	$33.05
Income from investment operations:
Net investment income	0.04		0.04	(a)	0.06	(a)	0.11 (a)	0.35
Net gain (loss) on investments (both realized and unrealized)	6.85		(0.12)		2.97		2.48	(9.63)
Total from investment operations:	6.89		(0.08)		3.03		2.59	(9.28)
Less distributions:
From net investment income	(0.06)		(0.06)		(0.07)		(0.25)	(0.32)
From capital gains	0.00		0.00		0.00		0.00	(3.11)
Total distributions	(0.06)		(0.06)		(0.07)		(0.25)	(3.43)
Redemption fees	0.00	(b)	0.00	(b)	0.00	(b)	0.00 (b)	0.00 (b)
Net asset value, end of year	$32.33		$25.50		$25.64		$22.68	$20.34
Total return	27.05%		-0.34%		13.39%		13.30%	-30.43%
Ratios/supplemental data:
Net assets, end of year ($million)	$3,029.5		$2,266.7		$2,407.8		$2,265.3	$2,558.9
Ratio of expenses to average net assets	1.05%		1.07%		1.08%		1.19%	1.08%
Ratio of net investment income to average net assets	0.11%		0.15%		0.22%		0.66%	1.16%
Portfolio turnover rate	32%		16%		25%		34%	26%
	CLASS II
	Year Ended September 30
	2012		2011		2010		2009	2008
Net asset value, beginning of year	$25.43		$25.59		$22.70		$20.29	$32.82
Income from investment operations:
Net investment income (loss)	(0.06	)(a)	(0.05	)(a)	(0.02	)(a)	0.12 (a)	0.34
Net gain (loss) on investments (both realized and unrealized)	6.84		(0.11)		2.97		2.49	(9.65)
Total from investment operations:	6.78		(0.16)		2.95		2.61	(9.31)
Less distributions:
From net investment income	0.00		0.00		(0.06)		(0.20)	(0.11)
From capital gains	0.00		0.00		0.00		0.00	(3.11)
Total distributions	0.00		0.00		(0.06)		(0.20)	(3.22)
Redemption fees	0.00	(b)	0.00	(b)	0.00	(b)	0.00 (b)	0.00 (b)
Net asset value, end of year	$32.21		$25.43		$25.59		$22.70	$20.29
Total return	26.66%		-0.63%		12.99%		13.34%	-30.64%
Ratios/supplemental data:
Net assets, end of year ($million)	$11.8		$8.0		$8.3		$8.1	$15.1
Ratio of expenses to average net assets	1.36%		1.38%		1.39%		1.28%	1.37%
Ratio of net investment income (loss) to average net assets	(0.21)%		(0.16)%		(0.08)%		0.72%	0.88%
Portfolio turnover rate	32%		16%		25%		34%	26%

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

PROSPECTUS

THE OAKMARK EQUITY AND INCOME FUND

For a share outstanding throughout each period

	CLASS I
	Year Ended September 30
	2012	2011	2010	2009		2008
Net asset value, beginning of year	$25.62	$26.03	$24.72	$25.57		$28.67
Income from investment operations:
Net investment income	0.25	0.26	0.27 (a)	0.35	(a)	0.53	(a)
Net gain (loss) on investments (both realized and unrealized)	4.07	(0.45)	1.33	(0.24)		(1.52)
Total from investment operations:	4.32	(0.19)	1.60	0.11		(0.99)
Less distributions:
From net investment income	(0.38)	(0.22)	(0.29)	(0.39)		(0.60)
From capital gains	(0.47)	0.00	0.00	(0.57)		(1.51)
Total distributions	(0.85)	(0.22)	(0.29)	(0.96)		(2.11)
Redemption fees	0.00	0.00	0.00	0.00		0.00	(b)
Net asset value, end of year	$29.09	$25.62	$26.03	$24.72		$25.57
Total return	17.19%	-0.77%	6.52%	1.02%		-3.85%
Ratios/supplemental data:
Net assets, end of year ($million)	$17,889.0	$16,441.0	$16,993.7	$14,418.4		$13,263.3
Ratio of expenses to average net assets	0.78%	0.77%	0.79%	0.85%		0.81%
Ratio of net investment income to average net assets	0.84%	0.93%	1.04%	1.59%		1.93%
Portfolio turnover rate	29%	47%	91%	78	%(c)	65	%(c)
	CLASS II
	Year Ended September 30
	2012	2011	2010	2009		2008
Net asset value, beginning of year	$25.45	$25.85	$24.57	$25.40		$28.50
Income from investment operations:
Net investment income	0.15	0.17	0.18	0.28	(a)	0.43	(a)
Net gain (loss) on investments (both realized and unrealized)	4.05	(0.43)	1.33	(0.24)		(1.51)
Total from investment operations:	4.20	(0.26)	1.51	0.04		(1.08)
Less distributions:
From net investment income	(0.28)	(0.14)	(0.23)	(0.30)		(0.51)
From capital gains	(0.47)	0.00	0.00	(0.57)		(1.51)
Total distributions	(0.75)	(0.14)	(0.23)	(0.87)		(2.02)
Redemption fees	0.00	0.00	0.00	0.00		0.00	(b)
Net asset value, end of year	$28.90	$25.45	$25.85	$24.57		$25.40
Total return	16.82%	-1.04%	6.17%	0.70%		-4.19%
Ratios/supplemental data:
Net assets, end of year ($million)	$1,288.0	$1,212.2	$1,270.1	$1,110.4		$1,009.7
Ratio of expenses to average net assets	1.09%	1.09%	1.12%	1.18%		1.16%
Ratio of net investment income to average net assets	0.53%	0.61%	0.71%	1.26%		1.59%
Portfolio turnover rate	29%	47%	91%	78	%(c)	65	%(c)

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

(c)  The ratio excludes in-kind transactions.

THE OAKMARK FUNDS

THE OAKMARK GLOBAL FUND

For a share outstanding throughout each period

	CLASS I
	Year Ended September 30
	2012	2011		2010	2009	2008
Net asset value, beginning of year	$18.81	$20.39		$18.94	$19.43	$28.08
Income from investment operations:
Net investment income	0.20	0.16	(a)	0.10	0.11	0.25
Net gain (loss) on investments (both realized and unrealized)	2.62	(1.65)		1.49	0.13	(5.82)
Total from investment operations:	2.82	(1.49)		1.59	0.24	(5.57)
Less distributions:
From net investment income	0.00	(0.09)		(0.14)	(0.70)	(0.04)
From capital gains	0.00	0.00		0.00	(0.03)	(3.04)
Total distributions	0.00	(0.09)		(0.14)	(0.73)	(3.08)
Redemption fees	0.00 (b)	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value, end of year	$21.63	$18.81		$20.39	$18.94	$19.43
Total return	14.99%	-7.38%		8.43%	2.65%	-22.10%
Ratios/supplemental data:
Net assets, end of year ($million)	$2,062.8	$1,816.9		$2,031.8	$1,675.9	$1,946.6
Ratio of expenses to average net assets	1.16%	1.16%		1.15%	1.23%	1.16%
Ratio of net investment income to average net assets	0.91%	0.70%		0.53%	0.76%	0.95%
Portfolio turnover rate	26%	29	%(c)	37%	32%	41%
	CLASS II
	Year Ended September 30
	2012	2011		2010	2009	2008
Net asset value, beginning of year	$18.42	$19.97		$18.58	$19.01	$27.62
Income from investment operations:
Net investment income	0.11 (a)	0.06	(a)	0.00 (b)	0.07 (a)	0.13
Net gain (loss) on investments (both realized and unrealized)	2.58	(1.61)		1.48	0.14	(5.69)
Total from investment operations:	2.69	(1.55)		1.48	0.21	(5.56)
Less distributions:
From net investment income	0.00	0.00	(b)	(0.09)	(0.61)	(0.01)
From capital gains	0.00	0.00		0.00	(0.03)	(3.04)
Total distributions	0.00	0.00	(b)	(0.09)	(0.64)	(3.05)
Redemption fees	0.00 (b)	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value, end of year	$21.11	$18.42		$19.97	$18.58	$19.01
Total return	14.60%	-7.75%		8.02%	2.43%	-22.46%
Ratios/supplemental data:
Net assets, end of year ($million)	$33.1	$36.6		$50.5	$54.4	$57.6
Ratio of expenses to average net assets	1.50%	1.55%		1.54%	1.54%	1.57%
Ratio of net investment income to average net assets	0.55%	0.27%		0.09%	0.46%	0.54%
Portfolio turnover rate	26%	29	%(c)	37%	32%	41%

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

(c)  The ratio excludes in-kind transactions.

PROSPECTUS

THE OAKMARK GLOBAL SELECT FUND

For a share outstanding throughout each period

	CLASS I
	Year Ended September 30
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$9.96	$10.15	$9.54	$8.23	$11.61
Income from investment operations:
Net investment income	0.09	0.02	0.04	0.06	0.14 (a)
Net gain (loss) on investments (both realized and unrealized)	1.60	(0.19)	0.61	1.60	(3.07)
Total from investment operations:	1.69	(0.17)	0.65	1.66	(2.93)
Less distributions:
From net investment income	0.00	(0.02)	(0.04)	(0.35)	(0.02)
From capital gains	0.00	0.00	0.00	0.00	(0.44)
Total distributions	0.00	(0.02)	(0.04)	(0.35)	(0.46)
Redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.01
Net asset value, end of year	$11.65	$9.96	$10.15	$9.54	$8.23
Total return	16.97%	-1.65%	6.81%	22.24%	-25.95%
Ratios/supplemental data:
Net assets, end of year ($million)	$555.8	$422.0	$329.9	$266.2	$232.8
Ratio of expenses to average net assets	1.23%	1.24%	1.29%	1.43%	1.35%
Ratio of net investment income to average net assets	0.72%	0.33%	0.40%	0.88%	1.41%
Portfolio turnover rate	36%	49%	50%	41%	62%

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

THE OAKMARK FUNDS

THE OAKMARK INTERNATIONAL FUND

For a share outstanding throughout each period

	CLASS I
	Year Ended September 30
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$16.13	$18.18	$16.25	$15.71	$26.59
Income from investment operations:
Net investment income	0.34 (a)	0.31 (a)	0.20 (a)	0.16 (a)	0.65
Net gain (loss) on investments (both realized and unrealized)	2.45	(2.20)	1.85	1.87	(7.11)
Total from investment operations:	2.79	(1.89)	2.05	2.03	(6.46)
Less distributions:
From net investment income	(0.13)	(0.16)	(0.12)	(1.39)	(0.17)
From capital gains	0.00	0.00	0.00	(0.10)	(4.25)
Total distributions	(0.13)	(0.16)	(0.12)	(1.49)	(4.42)
Redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value, end of year	$18.79	$16.13	$18.18	$16.25	$15.71
Total return	17.40%	-10.54%	12.67%	17.71%	-28.59%
Ratios/supplemental data:
Net assets, end of year ($million)	$8,993.6	$6,920.8	$5,707.4	$4,045.4	$3,753.6
Ratio of expenses to average net assets	1.06%	1.06%	1.08%	1.17%	1.10%
Ratio of net investment income to average net assets	1.90%	1.63%	1.21%	1.32%	2.32%
Portfolio turnover rate	38%	45%	51%	53%	41%
	CLASS II
	Year Ended September 30
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$16.18	$18.25	$16.38	$15.55	$26.32
Income from investment operations:
Net investment income	0.27	0.24 (a)	0.14 (a)	0.14 (a)	0.39 (a)
Net gain (loss) on investments (both realized and unrealized)	2.47	(2.20)	1.86	1.96	(6.86)
Total from investment operations:	2.74	(1.96)	2.00	2.10	(6.47)
Less distributions:
From net investment income	(0.06)	(0.11)	(0.13)	(1.17)	(0.05)
From capital gains	0.00	0.00	0.00	(0.10)	(4.25)
Total distributions	(0.06)	(0.11)	(0.13)	(1.27)	(4.30)
Redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value, end of year	$18.86	$16.18	$18.25	$16.38	$15.55
Total return	16.99%	-10.85%	12.26%	17.70%	-28.91%
Ratios/supplemental data:
Net assets, end of year ($million)	$241.4	$204.0	$146.0	$107.8	$130.8
Ratio of expenses to average net assets	1.39%	1.45%	1.45%	1.32%	1.52%
Ratio of net investment income to average net assets	1.55%	1.26%	0.83%	1.15%	1.96%
Portfolio turnover rate	38%	45%	51%	53%	41%

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

PROSPECTUS

THE OAKMARK INTERNATIONAL SMALL CAP FUND

For a share outstanding throughout each period

	CLASS I
	Year Ended September 30
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$11.56	$13.02	$11.51	$11.36	$23.19
Income from investment operations:
Net investment income	0.20	0.15 (a)	0.12 (a)	0.15 (a)	0.37
Net gain (loss) on investments (both realized and unrealized)	1.32	(1.53)	1.55	1.06	(6.36)
Total from investment operations:	1.52	(1.38)	1.67	1.21	(5.99)
Less distributions:
From net investment income	(0.02)	(0.08)	(0.16)	(0.93)	(0.18)
From capital gains	0.00 (b)	0.00	0.00	(0.13)	(5.66)
Total distributions	(0.02)	(0.08)	(0.16)	(1.06)	(5.84)
Redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value, end of year	$13.06	$11.56	$13.02	$11.51	$11.36
Total return	13.15%	-10.72%	14.70%	16.28%	-32.47%
Ratios/supplemental data:
Net assets, end of year ($million)	$1,525.8	$1,328.4	$1,217.2	$768.0	$663.6
Ratio of expenses to average net assets	1.41%	1.38%	1.38%	1.54%	1.41%
Ratio of net investment income to average net assets	1.54%	1.10%	1.02%	1.77%	2.17%
Portfolio turnover rate	33%	46%	54%	46%	50%
	CLASS II
	Year Ended September 30
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$11.50	$12.97	$11.50	$11.33	$23.15
Income from investment operations:
Net investment income	0.17 (a)	0.12 (a)	0.09 (a)	0.14 (a)	0.47
Net gain (loss) on investments (both realized and unrealized)	1.31	(1.55)	1.54	1.06	(6.48)
Total from investment operations:	1.48	(1.43)	1.63	1.20	(6.01)
Less distributions:
From net investment income	0.00	(0.04)	(0.16)	(0.90)	(0.15)
From capital gains	0.00 (b)	0.00	0.00	(0.13)	(5.66)
Total distributions	0.00 (b)	(0.04)	(0.16)	(1.03)	(5.81)
Redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value, end of year	$12.98	$11.50	$12.97	$11.50	$11.33
Total return	12.90%	-11.09%	14.30%	16.08%	-32.63%
Ratios/supplemental data:
Net assets, end of year ($million)	$2.6	$1.9	$1.4	$0.8	$0.3
Ratio of expenses to average net assets	1.69%	1.72%	1.72%	1.71%	1.54%
Ratio of net investment income to average net assets	1.34%	0.85%	0.74%	1.66%	2.12%
Portfolio turnover rate	33%	46%	54%	46%	50%

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

THE OAKMARK FUNDS

NOTES:

You may obtain more information about The Oakmark Funds' investments in the Funds' semi-annual and annual reports to shareholders. These reports contain information on the market conditions and investment strategies that significantly affected The Oakmark Funds' performance during the last fiscal year.

You may wish to read the Statement of Additional Information for more information about The Oakmark Funds. The Statement of Additional Information is incorporated by reference into this prospectus, which means that it is considered to be part of this prospectus.

You may obtain free copies of The Oakmark Funds' semi-annual and annual reports and the Statement of Additional Information, request other information, and discuss your questions about The Oakmark Funds by writing or calling:

The Oakmark Funds
P.O. Box 219558
Kansas City, MO 64121-9558
1-800-OAKMARK
(1-800-625-6275)

The requested documents will be sent within three business days of your request.

You also may obtain the Funds' Statement of Additional Information and the annual, semi-annual and quarterly reports to shareholders, along with other information, free of charge, by visiting The Oakmark Funds' website at oakmark.com.

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to a household, even if more than one person in that household holds shares of the Funds. Call Oakmark at 1-800-OAKMARK if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact Oakmark in writing at P.O. Box 219558, Kansas City, Missouri 64121-9558.

E-Delivery

Electronic copies of most financial reports and prospectuses are available at Oakmark's website (oakmark.com). To participate in the Funds' electronic delivery program, visit Oakmark's website for more information.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's internet website at www.sec.gov. You also may review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. In addition, copies of the Fund documents may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-1520 or by e-mail request at publicinfo@sec.gov.

Harris Associates Investment Trust

811-06279

HASPROS13

STATEMENT OF ADDITIONAL INFORMATION

JANUARY 28, 2013

THE OAKMARK FUNDS

No-Load Funds

Two North LaSalle Street
Chicago, Illinois 60602-3790
Telephone 1-800-OAKMARK (1-800-625-6275)
oakmark.com

	Class I	Class II
Oakmark Fund	OAKMX	OARMX
Oakmark Select Fund	OAKLX	OARLX
Oakmark Equity and Income Fund	OAKBX	OARBX
Oakmark Global Fund	OAKGX	OARGX
Oakmark Global Select Fund	OAKWX	OARWX
Oakmark International Fund	OAKIX	OARIX
Oakmark International Small Cap Fund	OAKEX	OAREX

This Statement of Additional Information relates to Oakmark Fund ("Oakmark Fund"), Oakmark Select Fund ("Select Fund"), Oakmark Equity and Income Fund ("Equity and Income Fund"), Oakmark Global Fund ("Global Fund"), Oakmark Global Select Fund ("Global Select Fund"), Oakmark International Fund ("International Fund") and Oakmark International Small Cap Fund ("International Small Cap Fund"), each a series of Harris Associates Investment Trust (the "Trust"). This Statement of Additional Information is not a prospectus but provides information that should be read in conjunction with the Funds' prospectus dated the same date as this Statement of Additional Information and any supplement thereto. You may obtain a prospectus or semi-annual or annual report from the Funds at no charge by writing, telephoning or accessing the Funds at their address, telephone number or website shown above. The financial statements of each Fund for the most recent fiscal year may be found in the Funds' annual report and are incorporated herein by reference.

Table of Contents

Page

The Funds	2
Investment Restrictions	3
How the Funds Invest	5
Investment Adviser	15
Portfolio Managers	17
Codes of Ethics	19
Proxy Voting Policies and Procedures	19
Trustees and Officers	20
Principal Shareholders	26
Purchasing and Redeeming Shares	28
Additional Tax Information	31
Distributor	32
Portfolio Holdings Disclosure	32
Portfolio Transactions	33
Declaration of Trust	36
Custodian and Transfer Agent	36
Independent Registered Public Accounting Firm	36
Appendix A – Bond Ratings	37
Appendix B – Financial Statements	39

THE FUNDS

Oakmark Fund, Select Fund, Global Fund, Global Select Fund, International Fund and International Small Cap Fund seek long-term capital appreciation. Equity and Income Fund seeks income and preservation and growth of capital.

The Funds are series of the Trust, an open-end management investment company, and each Fund other than Select Fund and Global Select Fund is diversified. The Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust dated February 1, 1991 (the "Declaration of Trust").

Each Fund's shares are divided into two share classes: Class I Shares and Class II Shares. Class I Shares of a Fund are offered to members of the general public. As described more fully in the prospectus, Class II Shares of a Fund are offered to certain retirement and profit sharing plans. Class II Shares of a Fund pay a service fee at the annual rate of 0.25% of the average net assets of the Fund's Class II Shares. This service fee is paid to an administrator for performing the services associated with the administration of such retirement plans. The shares of each class of a Fund represent an interest in the same portfolio of investments of the Fund. All shares of a Fund have equal voting rights (except as to matters affecting the interests of only one class) and the shares of each class are entitled to participate pro rata in any dividends and other distributions declared by the Trust's board of trustees. All shares of a Fund of a given class have equal rights in the event of liquidation of that class. All shares issued will be fully paid and non-assessable and will have no preemptive or conversion rights.

2

INVESTMENT RESTRICTIONS

In pursuing their respective investment objectives, no Fund will:

1.  [This restriction does not apply to Select Fund and Global Select Fund] In regard to 75% of its assets, invest more than 5% of its assets (valued at the time of investment) in securities of any one issuer, except in U.S. government obligations;

2.  Acquire securities of any one issuer which at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

3.  Invest more than 25% of its assets (valued at the time of investment) in securities of companies in any one industry, except that this restriction does not apply to investments in U.S. government obligations;

4.  [Funds other than Global Select Fund] Borrow money except from banks for temporary or emergency purposes in amounts not exceeding 10% of the value of the Fund's assets at the time of borrowing [the Fund will not purchase additional securities when its borrowings, less receivables from portfolio securities sold, exceed 5% of the value of the Fund's total assets]; [Global Select Fund only] Borrow money except for temporary or emergency purposes in amounts not exceeding 33-1/3% of the value of the Fund's assets at the time of borrowing, including the amount borrowed.

5.  [Funds other than Global Select Fund] Issue any senior security except in connection with permitted borrowings; [Global Select Fund only] Issue any senior security in contravention of the Investment Company Act of 1940;

6.  Underwrite the distribution of securities of other issuers; however the Fund may acquire "restricted" securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that act with respect to such resale;

7.  Make loans, but this restriction shall not prevent the Fund from (a) investing in debt obligations, (b) investing in repurchase agreements, or (c) [Funds other than Oakmark Fund] lending its portfolio securities [the Fund will not lend securities having a value in excess of 33% of its assets, including collateral received for loaned securities (valued at the time of any loan)];

8.  Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate;

9.  [Funds other than Global Select Fund] Purchase and sell commodities or commodity contracts, except that it may enter into forward foreign currency contracts; [Global Select Fund only] Purchase and sell physical commodities or commodity contracts;

10.  Acquire securities of other investment companies except (a) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission or (b) where the acquisition results from a dividend or a merger, consolidation or other reorganization;(1)

11.  Make margin purchases or participate in a joint or on a joint or several basis in any trading account in securities;

12.  Invest more than 15% of its net assets (valued at the time of investment) in illiquid securities, including repurchase agreements maturing in more than seven days;

13.  [Oakmark Fund and Select Fund only] Invest more than 25% of its total assets (valued at the time of investment) in securities of non-U.S. issuers (other than securities represented by American Depositary Receipts ("ADRs")); [Equity and Income Fund only] Invest more than 35% of its total assets (valued at the time of investment) in securities of non-U.S. issuers (other than securities represented by ADRs);

14.  Make short sales of securities unless (i) the Fund owns at least an equal amount of such securities, or of securities that are convertible or exchangeable, or anticipated to be convertible or exchangeable, into at least an equal amount of such securities with no restriction other than the payment of additional consideration or (ii) immediately after such a short sale, the aggregate value of all securities that the Fund is short (excluding short sales against-the-box(2)) does not exceed 5% of the value of the Fund's net assets, and the

3

Fund covers such a short sale as required by the current rules and positions of the Securities and Exchange Commission or its staff;

15.  Purchase a call option or a put option if, immediately thereafter, the aggregate market value of all call and put options then held would exceed 10% of its net assets;

16.  Write any call option or put option unless the option is covered and immediately thereafter the aggregate market value of all portfolio securities or currencies required to cover such options written by the Fund would not exceed 15% of its net assets;

17.  Invest in futures or options on futures, except that it may invest in forward foreign currency contracts [Global Select Fund may invest in stock futures and index futures].

The first 10 restrictions listed above, except the bracketed portions and the footnote related to restriction 10, are fundamental policies and may be changed only with the approval of the holders of a "majority of the outstanding voting securities" of the respective Fund, which is defined in the Investment Company Act of 1940 (the "1940 Act") as the lesser of (i) 67% of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund. Those restrictions not designated as "fundamental," and a Fund's investment objective, may be changed by the board of trustees without shareholder approval. A Fund's investment objective will not be changed without at least 30 days' notice to shareholders.

Notwithstanding the foregoing investment restrictions, a Fund may purchase securities pursuant to the exercise of subscription rights, provided, in the case of each Fund other than Select Fund and Global Select Fund, that such purchase will not result in the Fund's ceasing to be a diversified investment company. Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in a Fund's interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, a Fund may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or already would have been exceeded as a result of fluctuations in the market value of a Fund's portfolio securities with the result that the Fund would be forced either to sell securities at a time when it might not otherwise have done so, or to forego exercising the rights.

(1)  In addition to this investment restriction, the Investment Company Act of 1940 provides that a Fund may neither purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the Fund's assets (valued at the time of investment) in all investment company securities purchased by the Fund. Investment in the shares of another investment company would require the Fund to bear a portion of the management and advisory fees paid by that investment company, which might duplicate the fees paid by the Fund.

(2)  A short sale "against the box" involves the sale of a security with respect to which the Fund already owns or has the right to acquire an equivalent amount of such security in kind or amount, or securities that are convertible or exchangeable, or anticipated to be convertible or exchangeable, into at least an equal amount of such securities with no restriction other than the payment of additional consideration.

4

HOW THE FUNDS INVEST

Bottom-Up Investment Process

All portfolio managers at Harris Associates L.P., investment adviser to The Oakmark Funds (the "Adviser"), strive to abide by a consistent philosophy and process. This process involves a collective, unified effort to identify what the managers believe are the best values in the marketplace.

Each manager typically constructs a focused portfolio from a list of approved stocks, built on a stock by stock basis from the bottom up. The following chart illustrates this bottom-up investment process:

Bottom-Up Investment Process

Universe of Thousands of Equity Securities
(All stocks available for investment.)

Criteria Screens
(Managers and research team screen for stocks that they believe are worth further consideration.)

Quantitative and Qualitative Research
(Rigorous analysis is performed to ensure that the stock meets certain "value" standards.)

Approved List
(Approximately 120-180 securities.)

Invest
(Managers select stocks from the approved list for their specific funds.)

Small Cap Securities

The Funds may invest in "small cap companies." For all the Funds, other than International Small Cap Fund, a small cap company is one whose market capitalization is no larger than the largest market capitalization of the companies included in the S&P Small Cap 600 Index ($3.80 billion as of December 31, 2012). The mean market capitalization of companies included in the S&P Small Cap 600 Index was $923 million as of December 31, 2012. Over time, the largest market capitalization of the companies included in the S&P Small Cap 600 Index will change. As it does, the size of the companies in which each Fund invests may change.

For International Small Cap Fund, a small cap company is one whose market capitalization is less than $5 billion at the time of investment. Under normal market conditions, International Small Cap Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of small cap companies. International Small Cap Fund will notify shareholders at least 60 days prior to changing that policy.

Securities of Non-U.S. Issuers

International Fund and International Small Cap Fund invest primarily in securities of non-U.S. issuers. Global Fund typically invests between 25-75% of its total assets in securities of non-U.S. issuers. Global Select Fund typically invests at least 40% of its total assets in securities of non-U.S. issuers (unless the Adviser deems market and/or company valuations less favorable to non-U.S. issuers, in which case the Fund will invest at least 30% of its total assets in securities of non-U.S. issuers). Equity and Income Fund may invest up to 35% of its total assets in securities of non-U.S. issuers. Each of Oakmark Fund and Select Fund may invest up to 25% of its total assets in securities of non-U.S. issuers.

International investing permits an investor to take advantage of the growth in markets outside the U.S. The Funds may invest in securities of non-U.S. issuers directly or in the form of ADRs, European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), or other securities representing underlying shares of foreign issuers. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company and trading in U.S. markets evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. Generally ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs are receipts that may trade in U.S. or non-U.S. markets. The Funds may invest in both "sponsored" and "unsponsored" ADRs, EDRs or GDRs. In a sponsored depositary receipt, the issuer typically pays some or all of the expenses of the depository and agrees to provide its regular shareholder communications to depositary receipt holders. An unsponsored depositary receipt is created independently of the issuer of

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the underlying security. The depositary receipt holders generally pay the expenses of the depository and do not have an undertaking from the issuer of the underlying security to furnish shareholder communications.

With respect to portfolio securities of non-U.S. issuers or denominated in foreign currencies, a Fund's investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. See discussion of transaction hedging and portfolio hedging under "Currency Exchange Transactions."

You should understand and consider carefully the risks involved in international investing. Investing in securities of non-U.S. issuers, which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the U.S.; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; different accounting, auditing and financial reporting standards; different settlement periods and trading practices; frequently greater transaction and custody costs; risk expropriation; less liquidity and frequently greater price volatility; imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign investors and their subcustodial arrangements.

Although the Funds try to invest in companies located in countries having stable political environments, there is the possibility of expropriation of assets, confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other political, social or diplomatic developments that could adversely affect investment in these countries.

Privatizations. Some governments have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatizations"). The Adviser believes that privatizations may offer opportunities for significant capital appreciation, and may invest assets of the Funds in privatizations in appropriate circumstances. In certain of those markets, the ability of foreign entities such as the Funds to participate in privatizations may be limited by local law, and/or the terms on which such Funds may be permitted to participate may be less advantageous than those afforded local investors. There can be no assurance that governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

Emerging Markets. Investments in emerging markets securities include special risks in addition to those generally associated with foreign investing. Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than in more developed foreign markets. This difference reflects the greater uncertainties of investing in less established markets and economies. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of those securities or, if a Fund has entered into a contract to sell a security, in possible liability to the purchaser. Costs associated with transactions in emerging markets securities are typically higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Certain foreign markets (including emerging markets) may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

The risk also exists that an emergency situation may arise in one or more emerging markets. As a result, trading of securities may cease or may be substantially curtailed and prices for a Fund's securities in such

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markets may not be readily available. A Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if a Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that such an emergency is present. During the period commencing from a Fund's identification of such condition until the date of the SEC action, that Fund's securities in the affected markets will be valued at fair value determined in good faith in accordance with the Trust's compliance policies and procedures.

Income from securities held by a Fund could be reduced by taxes withheld from that income, or other taxes that may be imposed by the emerging market countries in which the Fund invests. Net asset value of a Fund also may be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. Many emerging markets have experienced substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, certain emerging market countries have imposed wage and price controls. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest or principal on debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through ownership or control of many companies. The future actions of those governments could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic and social instability have occurred throughout the history of certain emerging market countries and could adversely affect Fund assets should any of those conditions recur.

Currency Exchange Transactions. Each Fund may enter into currency exchange transactions either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract ("forward contract"). A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded and are usually for less than one year, but may be renewed. Forward currency transactions may involve currencies of the different countries that a Fund may invest in, or be exposed to, and are designed to serve as hedges against possible variations in the exchange rates between currencies.

The contractual amount of a forward contract does not necessarily represent the amount potentially subject to risk. Measuring risk associated with these instruments is only meaningful when all related and offsetting transactions are considered. Forward contracts are subject to many of the same risks as derivatives. Forward contracts are subject to counterparty risk, which is the risk that the counterparty to a contract would be unable or unwilling to meet the terms of its contract. The value of a forward contract fluctuates depending on the price movement of the currencies involved. The value of a foreign currency relative to the U.S. dollar varies continually, causing changes in the dollar value of a Fund's portfolio investments. The effect of changes in the dollar value of a foreign currency on the dollar value of the Fund's assets and on the net investment income available for distribution may be favorable or unfavorable. The use of such hedges may reduce or eliminate the potentially positive effect of currency revaluations on the Fund's total return.

A Fund may incur costs in connection with conversions between various currencies, and the Fund will be subject to increased illiquidity and counterparty risk because forward contracts are not traded on an exchange and often are not standardized. A Fund also may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency. Although forward contracts may be used to protect a Fund from adverse currency movements, there is no guarantee that a Fund's hedging strategy will be successful.

A Fund's currency transactions are limited to transaction hedging and portfolio hedging. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of a Fund accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging uses a forward

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contract on an actual or anticipated portfolio securities position that is denominated or quoted in a particular currency or exposed to foreign currency fluctuation. When a Fund owns or anticipates owning securities in countries whose currencies are linked, the Fund may aggregate such positions as to the currency hedged.

If a Fund enters into a forward contract hedging an anticipated or actual holding of portfolio securities, liquid assets of the Fund, having a value at least as great as the amount of the excess, if any, of the Fund's commitment under the forward contract over the value of the portfolio position being hedged, will be segregated on the books of the Fund and held by the Fund's custodian and marked to market daily, while the contract is outstanding.

At the maturity of a forward contract to deliver a particular currency, a Fund may sell the portfolio security related to such contract and make delivery of the currency received from the sale, or it may retain the security and either purchase the currency on the spot market or terminate its contractual obligation to deliver the currency by entering into an offsetting contract with the same currency trader for the purchase on the same maturity date of the same amount of the currency.

It is impossible to forecast precisely the market value of a portfolio security being hedged with a forward currency contract. Accordingly, at the maturity of a contract, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver under the forward contract and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if the sale proceeds exceed the amount of currency the Fund is obligated to deliver.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

Debt Securities

Each Fund may invest in debt securities, including lower-rated securities (i.e., securities rated BB or lower by Standard & Poor's Corporation Ratings Group, a division of the McGraw-Hill Companies ("S&P"), or Ba or lower by Moody's Investor Services, Inc. ("Moody's"), commonly called "junk bonds") and securities that are not rated, There may be a wide variation in the quality of bonds, both within a particular ratings classification and between classifications. An economic downturn could severely disrupt the market for such securities as well as adversely affect the value of such securities and the ability of the issuers to repay principal and interest. There are no restrictions as to the ratings of debt securities acquired by a Fund or the portion of a Fund's assets that may be invested in debt securities in a particular ratings category, except that each of International Fund and International Small Cap Fund may not invest more than 10% of its respective total assets in securities rated below investment grade, Equity and Income Fund may not invest more than 20% of its total assets in such securities, and each of the other Funds may not invest more than 25% of its total assets in such securities.

Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. Lower-rated debt securities are predominantly speculative with respect to the issuer's capacity to pay inter-

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est and repay principal. Investment in medium- and lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to real or perceived adverse economic changes or individual corporate developments. Negative economic developments may have a greater impact on the prices of lower-rated debt securities than on those of other higher rated debt securities. The market for lower-rated debt securities may react strongly to adverse news about an issuer or the economy, or to the perception or expectations of adverse news. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in making their principal and interest payments.

Medium- and lower-quality debt securities may be less marketable than higher-quality debt securities because the market for them is less broad and may be more thinly traded, than that for higher-rated securities, which can affect the prices at which these securities can be sold. The market for unrated debt securities is even narrower. The market prices of these securities can change suddenly and unexpectedly. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. See "Investing with The Oakmark Funds — Share Price" in the prospectus. The market value of those securities and their liquidity may be affected by adverse publicity and investor perceptions. Transaction costs with respect to lower-rated debt securities may be higher, and in some cases, information may be less available than is the case with investment grade securities.

A description of the characteristics of bonds in each ratings category is included in Appendix A to this statement of additional information.

When-Issued, Delayed-Delivery and Other Securities

Each Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time a Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the Adviser deems it advisable for investment reasons. A Fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed-delivery basis.

At the time a Fund enters into a binding obligation to purchase securities on a when-issued basis, liquid assets of the Fund having a value at least as great as the purchase price of the securities to be purchased either will be maintained in a segregated account with the Fund's custodian or will be earmarked on the Fund's records (through appropriate notation on the books of the Fund or the Fund's custodian). Such segregation or earmarking shall be maintained throughout the period of the obligation. The use of these investment strategies, as well as any borrowing by a Fund, may increase net asset value fluctuation.

A Fund also may enter into a contract with a third party that provides for the sale of securities held by the Fund at a set price, with a contingent right for the Fund to receive additional proceeds from the purchaser upon the occurrence of designated future events, such as a tender offer for the securities of the subject company by the purchaser, and satisfaction of any applicable conditions. Under such an arrangement, the amount of contingent proceeds that the Fund will receive from the purchaser, if any, will generally not be determinable at the time such securities are sold. The Fund's rights under such an arrangement will not be secured and the Fund may not receive the contingent payment if the purchaser does not have the resources to make the payment. The Fund's rights under such an arrangement also may be illiquid and subject to the limitations on ownership of illiquid securities.

Convertible Securities

Each Fund may invest in convertible securities. Convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted or exchanged (by the holder or the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the "conversion price"). Convertible securities have general characteristics similar to both debt instruments and common stocks. The interest or dividend rate paid on convertible securities may be fixed or floating rate. Because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react

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to variations in the general market for common stocks. Convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation, and typically are unrated or lower rated than such debt obligations.

Government-Sponsored Entity Securities

Each Fund may invest in government-sponsored entity securities, which are securities issued or guaranteed by entities such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association ("Fannie Mae"), the Government National Mortgage Association ("Ginnie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal Home Loan Banks, among others.

There are different types of U.S. government securities with different levels of credit risk. Some U.S. government securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States, such as securities issued by the Export-Import Bank of the United States, Farm Credit System Financial Assistance Corporation, Farmers Home Administration, Federal Housing Administration, General Services Administration, Ginnie Mae, Maritime Administration or Small Business Administration. These securities have the lowest credit risk. Other types of securities issued or guaranteed by U.S. government agencies or instrumentalities are not backed by the full faith and credit of the U.S. For example, some securities are supported by the right of the agency or instrumentality to borrow from the U.S. Treasury, such as securities issued by the Federal Home Loan Banks, Freddie Mac, Fannie Mae, or Student Loan Marketing Association and other securities are supported only by the credit of the agency or instrumentality, such as securities issued by the Federal Farm Credit Banks Funding Corporation or Tennessee Valley Authority. As a result, you should be aware that although an issuer may be chartered or sponsored by Acts of Congress, an issuer may not be funded by congressional appropriations, and as such its securities are neither guaranteed nor insured by the U.S. Treasury.

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. If the securities issued or guaranteed by a U.S. government agency or instrumentality are not backed by the full faith and credit of the U.S., there can be no assurance that the U.S. government will always provide financial support to the agency or instrumentality. In addition, because many types of U.S. government securities trade actively outside the U.S., their prices may rise and fall as changes in global economic conditions affect the demand for these securities. A Fund will invest in securities of agencies or instrumentalities only if the Adviser believes that the credit risk involved is acceptable.

It is possible that the securities discussed in this section could be adversely affected by the actions (or inactions) of the U.S. government.

Inflation-Indexed Securities

Each Fund may invest in inflation-indexed debt securities issued by governments, their agencies or instrumentalities or corporations. Inflation-indexed debt securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index ("CPI") accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed security with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years' inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed security will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed securities, even during a period of deflation. However, the current market value of the securities is not guaranteed and will fluctuate. The Funds also may invest in other inflation related securities which may or may not provide a similar

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guarantee. If a guarantee of principal is not provided, the adjusted principal value of the security repaid at maturity may be less than the original principal.

Illiquid Securities and Restricted Securities

No Fund may invest in illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund's net assets at the time of investment. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity.

Restricted securities generally may be sold only (i) to qualified institutional buyers, (ii) in privately negotiated transactions or (iii) in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act"). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if these securities were publicly traded. Restricted securities often are illiquid, but also may be liquid.

Where a Fund holds restricted securities and registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

Notwithstanding the above, each Fund may purchase securities, including non-U.S. securities that, although privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. That rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser, pursuant to compliance policies procedures adopted by the board of trustees, and subject to the board of trustees oversight, may consider whether securities purchased under Rule 144A are liquid and thus not subject to the Fund's restriction of investing no more than 15% of its assets in illiquid securities. (See restriction 12 under "Investment Restrictions.") A determination of whether a Rule 144A security is liquid or not is a question of fact. In making that determination, the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser may consider (1) the frequency of trades and quotes, (2) the number of dealers and potential purchasers, (3) dealer undertakings to make a market and (4) the nature of the security and of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The Adviser will monitor any 144A security that it has determined is liquid. If as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund's net assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Additionally, the Funds may invest in securities of U.S. and non-U.S. issuers offered outside the U.S. that are not registered with the SEC pursuant to an applicable exemption under the 1933 Act. Such securities may be freely traded on the local exchange of the country in which the securities were issued or among certain qualified institutional investors, such as the Funds, but, depending upon the circumstances, may only be re-sold in the United States if an exemption from registration under the federal and state securities laws is available. Investing in these securities provides the Funds with opportunities to diversify and invest in securities of issuers wishing to offer and sell their securities internationally to non-U.S. investors. However, to the extent that such securities do not trade on the local exchange or qualified institutional buyers become uninterested in purchasing such securities, a Fund's level of illiquidity may increase.

Private Placements

Each Fund may acquire securities in private placements. Because an active trading market may not exist for such securities, the sale of such securities may be subject to delay and additional costs. No Fund will purchase such a security if more than 15% of the value of such Fund's net assets would be invested in illiquid securities.

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Short Sales

Each Fund may make short sales of securities if (a) the Fund owns at least an equal amount of such securities, or of securities that are convertible or exchangeable, or anticipated to be convertible or exchangeable, into at least an equal amount of such securities with no restriction other than the payment of additional consideration or (b) immediately after such a short sale, the aggregate value of all securities that the Fund is short (excluding the value of securities sold short against-the-box, as defined below) does not exceed 5% of the value of the Fund's net assets, and the Fund covers such short sales as described in the following paragraph.

A short sale against-the-box involves the sale of a security with respect to which the Fund already owns or has the right to acquire an equivalent security in kind and amount, or securities that are convertible or exchangeable, or anticipated to be convertible or exchangeable, into such securities with no restriction other than the payment of additional consideration.

In a short sale, a Fund does not deliver from its portfolio the securities sold and does not receive immediately the proceeds from the short sale. Instead, the Fund borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the purchaser of such securities. Such broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund is required to pay to the broker-dealer the amount of any dividends paid on shares sold short. Finally, in order to cover its short positions, the Fund must deposit and continuously maintain in a separate account with the Fund's custodian either (1) an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration or (2) cash, U.S. government securities or other liquid securities having a value equal to the excess of (a) the market value of the securities sold short over (b) the value of any cash, U.S. government securities or other liquid securities deposited as collateral with the broker in connection with the short sale. A Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund receives the proceeds of the sale. A Fund may close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

Short sales may protect a Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium.

Short sale transactions involve certain risks. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss and if the price declines during this period, the Fund will realize a short-term capital gain. Any realized short-term capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest that the Fund may have to pay in connection with such short sale. Certain provisions of the Internal Revenue Code of 1986, as amended (the "Code") may limit the degree to which a Fund is able to enter into short sales. There is no limitation on the amount of each Fund's assets that, in the aggregate, may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to segregated accounts in connection with short sales.

Lending of Portfolio Securities

Each Fund, except Oakmark Fund, may lend its portfolio securities to broker-dealers and banks to the extent indicated in restriction 7 under "Investment Restrictions." Any such loan must be continuously secured by collateral in cash, cash equivalents or non-cash collateral in the form of U.S. Treasury or agency securities maintained on a current basis in an amount at least equal to the market value of the securities loaned by a Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the earnings on the collateral. The Fund would have the right to call the loan and attempt to obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, the Fund could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights.

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There could also be a decline in the value of the collateral or in the value of the securities loaned while the Fund seeks to enforce its rights thereto and the Fund could experience subnormal levels of income and lack of access to income during this period. In addition, the Fund may not exercise proxy voting rights for a security that is on loan if it is unable to recall the security prior to the record date.

Foreign Investment Companies

Certain markets are closed in whole or in part to direct equity investments by foreigners. A Fund may be able to invest in such markets solely or primarily through foreign government-approved or authorized investment vehicles, which may include other investment companies. A Fund also may invest in other investment companies that invest in non-U.S. securities. As a shareholder in an investment company, a Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own management fees and other expenses. In addition, investing through such vehicles may be subject to limitation under the 1940 Act. Under the 1940 Act, a Fund may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as the Fund does not own more than 3% of the voting stock of any one investment company. The Funds do not intend to invest in such vehicles or funds unless, in the judgment of the Adviser, the potential benefits of the investment justify the payment of any applicable fee, premium or sales charge.

Options

Each Fund may purchase and sell both call options and put options on securities. An option on a security is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of an option on an individual security has the obligation upon exercise of a call option to deliver the underlying security upon payment of the exercise price or upon exercise of a put option to pay the exercise price upon delivery of the underlying security.

A Fund will not write any call option or put option unless the option is covered and immediately thereafter the aggregate market value of all portfolio securities or currencies required to cover such options written by the Fund would not exceed 15% of its net assets. In the case of a call option, the option is covered if the Fund owns (a) the securities underlying the option, (b) other securities with respect to which the Fund anticipates receiving the underlying securities as a dividend or distribution or upon a conversion or exchange and liquid assets held by the Fund having a value at least equal to the value of such underlying securities held in a segregated account with the Fund's custodian or that are earmarked on the Fund's records (through appropriate notation on the books of the Fund or the Fund's custodian) or (c) an absolute and immediate right to acquire the underlying security without additional consideration (or, if additional consideration is required, liquid assets held by the Fund having a value at least equal to that amount held in a segregated account with the Fund's custodian or that are earmarked on the Fund's records (through appropriate notation on the books of the Fund or the Fund's custodian), upon conversion or exchange of other securities held in its portfolio. In the case of a put option, the option is covered if assets having a value at least equal to the exercise price of the option held in a segregated account with the Fund's custodian or that are earmarked on the Fund's records (through appropriate notation on the books of the Fund or the Fund's custodian), on a daily basis. For purposes of this restriction, the aggregate market value of all portfolio securities or currencies required to cover such options written by the Fund is the aggregate value of all securities held to cover call options written plus the value of all liquid assets required to be so segregated in connection with call and put options written.

If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires, the Fund realizes a capital loss equal to the premium paid.

Prior to the earlier of exercise or expiration, the writer may close out the option by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

If a Fund closes out an option it has written, it will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the

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premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

A put or call option purchased by a Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the last reported sale price, or, if no sale price is available, at the mean between the last bid and asked prices, or if the mean is not available, at the most recent bid quotation.

There are several risks associated with transactions in options. For example, there are significant differences between the securities markets and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund was unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund was unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, a Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. If trading were suspended in an option purchased or written by a Fund, that Fund would not able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

Preferred Stock

Preferred stock represents units of ownership of a company that frequently have dividends that are set at a specified rate. Preferred stock has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock has characteristics of both debt and equity. Preferred stock ordinarily does not carry voting rights. Most preferred stock is cumulative; if dividends are passed (i.e., not paid for any reason), they accumulate and must be paid before common stock dividends. Participating preferred stock also entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred stock, which is limited to the stipulated dividend. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred shares are also sensitive to changes in interest rates and in the issuer's creditworthiness. Accordingly, shareholders may experience a loss of value due to adverse interest rate movements or a decline in the issuer's credit rating. Investing in preferred stock is subject to many of the same risks as investing in common stock, as described in the Funds' prospectus under "Risk Factors — Common Stock Risk." Convertible preferred stock is exchangeable for a given number of shares of common stock and thus tends to be more volatile than nonconvertible preferred stock, which generally behaves more like a fixed income bond.

Repurchase Agreements

No Fund may invest more than 15% of its net assets in repurchase agreements maturing in more than seven days and other illiquid securities. A repurchase agreement involves a sale of securities to a Fund with the concurrent agreement of the seller (bank, securities dealer or clearing house) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate within a specified time. Repurchase agreements generally are subject to counterparty risk. If a counterparty defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale and accrued interest are less than the resale price provided in the repurchase agreement including interest. In addition, if a seller becomes involved in bankruptcy or insolvency proceedings, a Fund may incur delays and costs in selling the underlying security, or may suffer a loss of principal and interest if, for example, a Fund is treated as an unsecured creditor and is required to return the underlying collateral to the seller or its assigns.

Bank Loans

Equity and Income Fund may invest up to 5% of its total assets in bank loans, which include senior secured and unsecured floating rate loans made by banks and other financial institutions to corporate customers. Typically, these loans hold the most senior position in a borrower's capital structure, may be secured by the

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borrower's assets and have interest rates that reset frequently. These loans generally will not be rated investment-grade by the rating agencies. Economic downturns generally lead to higher non-payment and default rates, and a senior loan could lose a substantial part of its value prior to a default. However, as compared to junk bonds, senior floating rate loans are typically senior in the capital structure and are often secured by collateral of the borrower. The Fund's investments in loans are subject to credit risk, and even secured bank loans may not be adequately collateralized. The interest rates of bank loans reset frequently, and thus bank loans are subject to interest rate risk. Most bank loans, like most investment-grade bonds, are not traded on any national securities exchange. Bank loans generally have less liquidity than investment-grade bonds, and there may be less public information available about them. The Fund may participate in the primary syndicate for a loan or it also may purchase loans from other lenders (sometimes referred to as loan assignments). The Fund also may acquire a participation interest in another lender's portion of the senior loan.

Temporary Defensive Investment Strategies

Each Fund has the flexibility to respond promptly to changes in market, economic, political, or other unusual conditions. In the interest of preserving the value of the portfolios, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, a Fund temporarily may hold cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in high quality debt obligations, money market instruments or repurchase agreements. The defensive investments of International Fund, International Small Cap Fund, Global Fund and Global Select Fund may be in securities of U.S. issuers denominated in dollars. It is impossible to predict whether, when or for how long a Fund will employ a defensive strategy. In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, each Fund temporarily may hold cash and may invest any portion of its assets in money market instruments.

INVESTMENT ADVISER

The Adviser furnishes continuing investment supervision to the Funds and is responsible for overall management of the Funds' business affairs pursuant to investment advisory agreements relating to the respective Funds (the "Agreements"). The Adviser furnishes office space, equipment and personnel to the Funds, and assumes the expenses of printing and distributing the Funds' prospectus, profiles and reports to prospective investors.

Each Fund pays the cost of its custodial, stock transfer, dividend disbursing, bookkeeping, audit and legal services. Each Fund also pays other expenses such as the cost of proxy solicitations, printing and distributing notices and copies of the prospectus and shareholder reports furnished to existing shareholders, taxes, insurance premiums, the expenses of maintaining the registration of that Fund's shares under federal and state securities laws, the fees of trustees not affiliated with the Adviser and the compensation of the Funds' chief compliance officer.

For its services as investment adviser, the Adviser receives from each Fund a monthly fee based on that Fund's net assets as of the last business day of the preceding month. Basing the fee on net assets as of the last business day of the preceding month has the effect of (i) delaying the impact of changes in assets on the amount of the fee and (ii) in the first year of a fund's operation, reducing the amount of the aggregate fee by providing for no fee in the first month of operation. The annual rates of fees as a percentage of each Fund's net assets are as follows:

Fund	Fee
Oakmark	1.00% up to $2 billion; 0.90% from $2-3 billion; 0.80% from $3-5 billion; 0.75% from $5-7.5 billion; 0.675% from $7.5-10 billion; and 0.625% over $10 billion
Select	1.00% up to $1 billion; 0.95% from $1-1.5 billion; 0.90% from $1.5-2 billion; 0.85% from $2-2.5 billion; 0.80% from $2.5-5 billion; 0.75% from $5-10 billion; and 0.725% over $10 billion
Equity and Income

0.75% up to $5 billion; 0.70% from $5-7.5 billion; 0.675% from $7.5-10 billion; 0.65% from $10-12.5 billion; 0.60% from $12.5-16 billion; 0.585% from $16-21 billion; 0.5775% from $21-28 billion; and 0.5725% over $28 billion

Global	1.00% up to $2 billion; 0.95% from $2-4 billion; 0.90% from $4-8 billion; and 0.875% over $8 billion
Global Select	1.00% up to $2 billion; 0.95% from $2-3 billion; 0.875% from $3-7 billion; and 0.85% over $7 billion

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Fund	Fee
International	1.00% up to $2 billion; 0.95% from $2-3 billion; 0.85% from $3-5 billion; 0.825% from $5-7.5 billion; 0.815% from $7.5-11 billion; 0.805% from $11-16.5 billion; and 0.80% over $16.5 billion
International Small Cap	1.25% up to $500 million; 1.10% from $500 million to $1.5 billion; 1.05% from $1.5-3.5 billion; 1.025% from $3.5-5.0 billion; and 1.00% over $5.0 billion

The table below shows gross advisory fees paid by the Funds and any expense reimbursements by the Adviser to them for the last three fiscal years, which are described in the prospectus.

Fund	Type of Payment	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010
Oakmark	Advisory fee	$49,713,050	$37,842,300	$31,573,240
Select	Advisory fee	25,681,920	24,254,950	22,461,854
Equity and Income	Advisory fee	127,494,954	130,775,016	117,037,643
Global	Advisory fee	21,144,927	23,928,898	18,547,536
Global Select	Advisory fee	5,056,029	4,278,057	3,066,910
International	Advisory fee	71,165,148	68,064,056	43,917,369
International Small Cap	Advisory fee	16,601,827	17,777,464	10,981,680

The Agreement for each Fund (except for Global Select Fund) was for an initial term through October 31, 2001. The Agreement for Global Select Fund was for an initial term through October 31, 2007. Each Agreement continues from year to year thereafter so long as such continuation is approved at least annually by (1) the board of trustees or the vote of a majority of the outstanding voting securities of the Fund, and (2) a majority of the trustees who are not interested persons of any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Agreement may be terminated at any time, without penalty, by either the Trust or the Adviser upon 60 days' written notice, and automatically terminates in the event of its assignment as defined in the 1940 Act.

The Adviser is a limited partnership managed by its general partner, Harris Associates, Inc. ("HAI"), whose directors are John T. Hailer, David G. Herro, Robert M. Levy, Janet L. Reali, Kristi L. Rowsell and Pierre Servant. Ms. Rowsell is the president of HAI. HAI is a wholly-owned subsidiary of Natixis Global Asset Management, L.P. ("Natixis US"), as is the Adviser. Natixis US is a limited partnership that owns investment management and distribution and service entities.

Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France's second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d'Epargne regional savings banks and the Banque Populaire regional cooperative banks. The registered address of Natixis is 30, avenue Pierre Mendès France, 75013 Paris, France. The registered address of BPCE is 50, avenue Pierre Mendès France, 75013 Paris, France. The Adviser has contractually agreed, through January 31, 2014, to reimburse Class I Shares of each Fund to the extent that the annual ordinary operating expenses of that class exceed the following percentages of the average net assets of Class I Shares: 1.50% in the case of Oakmark Fund and Select Fund; 1.00% in the case of Equity and Income Fund; 1.75% in the case of Global Fund and Global Select Fund; and 2.00% in the case of International Fund and International Small Cap Fund. The Adviser has also contractually agreed to reimburse Class II Shares of each Fund to the extent that the annual ordinary operating expenses of that class exceed the following percentages of the average net assets of Class II Shares: Oakmark Fund and Select Fund, 1.75% (1.50% + 0.25%); Equity and Income Fund, 1.25% (1.00% + 0.25%); Global Fund and Global Select Fund, 2.00% (1.75% + 0.25%); and International Fund and International Small Cap Fund, 2.25% (2.00% + 0.25%).

The Adviser is entitled to recoup from any Fund class, in any fiscal year through the Funds' fiscal year ending September 30, 2017, amounts reimbursed to that Fund class, except to the extent that the Fund class already has paid such recoupment to the Adviser or such recoupment would cause the annual ordinary operating expenses of a Fund class for that fiscal year to exceed the applicable limit stated above.

Expenses allocable to each class of Fund shares are calculated daily. If a Fund is entitled to any reduction in fees or expenses, reimbursement is made monthly.

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Litigation Involving the Adviser

In August 2004, a complaint entitled Jones, et al. v. Harris Associates L.P. was filed in the U.S. District Court for the Western District of Missouri against the Adviser alleging, among other things, that the Adviser breached its fiduciary duty by charging excessive management fees to Oakmark Fund, Equity and Income Fund, and Global Fund in violation of Section 36(b) of the 1940 Act. The case was subsequently transferred to the U.S. District Court for the Northern District of Illinois. On February 27, 2007, the Court granted summary judgment in favor of the Adviser. Plaintiffs filed an appeal with the Seventh Circuit Court of Appeals and on May 19, 2008, that Court affirmed the lower court's decision and, subsequently, denied Plaintiffs' petition for a rehearing en banc. Although the Seventh Circuit Court of Appeals affirmed the District Court's decision, it articulated a different standard for judicial review than the standard applied by the District Court. The United States Supreme Court granted a writ of certiorari to review the judgment of the Seventh Circuit Court of Appeals and the arguments in the case were heard on November 2, 2009. The Supreme Court issued its ruling on March 30, 2010, in which it adopted the standard for judicial review applied by the District Court, vacated the Seventh Circuit Court of Appeals' decision and remanded the case back to that Court for further hearing. Plaintiffs seek unspecified damages and other relief, including a return by the Adviser of management fees paid by those Funds. The Adviser believes these allegations are without merit and continues to defend them vigorously.

PORTFOLIO MANAGERS

Portfolio Managers' Management of Other Accounts

Many of the Funds' portfolio managers manage other accounts in addition to managing one or more of the Funds. The following table sets forth the number and total assets of the mutual funds and other accounts managed by each portfolio manager as of September 30, 2012, unless otherwise indicated. None of these accounts has an advisory fee based on the performance of the account.

		Registered Investment Companies (other than The Oakmark Funds)		Other Pooled Investment Vehicles		Other Accounts* (Harris Associates L.P. Separately Managed Accounts)
Name of Portfolio Manager	Funds Managed	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
William Nygren	Oakmark Select Global Select	2	$44,896,132	0	$0	2	$205,481,868
Kevin Grant	Oakmark	0	$0	0	$0	0	$0
Anthony P. Coniaris**	Select	0	$0	0	$0	0	$0
Thomas W. Murray**	Select	0	$0	0	$0	0	$0
Clyde McGregor	Equity and Income Global	2	$72,337,306	6	$1,934,659,789	95	$3,518,552,250
Michael Manelli	International Small Cap	0	$0	0	$0	9	$1,371,161,611
Robert Taylor	Global International	5	$3,914,278,203	19	$4,282,251,898	30	$5,834,456,726
David Herro	Global Select International International Small Cap	7	$4,221,557,384	14	$3,073,524,796	28	$6,615,821,189

*  Personal investment accounts of portfolio managers and their families are not reflected.

**  Prior to January 2013, Messrs. Coniaris and Murray were not portfolio managers of the Select Fund.

Material Conflicts of Interest

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and the other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different advisory fee arrangement (including any accounts that pay performance-based fees), accounts of affiliated companies, or accounts in which the portfolio manager has a personal investment. With respect to the allocation of investment opportunities, the Adviser

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makes decisions to recommend, purchase, sell or hold securities for all of its client accounts, including the Funds, based on each account's specific investment objectives, guidelines, restrictions and circumstances. It is the Adviser's policy to allocate investment opportunities to each account, including the Funds, over a period of time on a fair and equitable basis relative to its other accounts. With respect to the allocation of aggregated orders, each account that participates in an aggregated order will participate at the average share price, and where the order has not been completely filled, each institutional account, including the Funds, will generally participate on a pro rata basis. For more information on how the Adviser aggregates orders and allocates securities among the accounts participating in those orders, see the section "Portfolio Transactions" in this Statement of Additional Information.

The Adviser has compliance policies and procedures in place that it believes are reasonably designed to mitigate these conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.

Portfolio Managers Compensation Structure

Each of the Funds' portfolio managers is compensated solely by the Adviser. Compensation for each of the portfolio managers is based on the Adviser's assessment of the individual's long-term contribution to the investment success of the firm and is structured as follows:

(1)  Base salary. The base salary is a fixed amount, and each portfolio manager receives the same base salary.

(2)  Participation in a discretionary bonus pool. A discretionary bonus pool for each of the Adviser's domestic and international investment groups is allocated among the senior level employees of the group and is paid annually.

(3)  Participation in a long-term compensation plan that provides current compensation to certain key employees of the Adviser and deferred compensation to both current and former key employees. The compensation plan consists of bonus units awarded to participants that vest and are paid out over a period of time.

The determination of the amount of each portfolio manager's participation in the discretionary bonus pool and the long-term compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual's contribution to the overall investment results of the Adviser's domestic or international investment group, whether as a portfolio manager, a research analyst, or both.

The quantitative factors considered in evaluating the contribution of a portfolio manager include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the assets under management in the Funds and other accounts managed by the portfolio manager. A portfolio manager's compensation is not based solely on an evaluation of the performance of the Funds or the amount of Fund assets. Performance is measured in a number of ways, including by Fund, by other accounts and by strategy, and is compared to one or more benchmarks, including: S&P 500, Russell Mid-Cap Value, Russell 1000 Value, Lipper Balanced, 60/40 S&P/Barclays Capital (60% S&P 500 and 40% Barclays Capital Bond Index), Morgan Stanley Capital World International ("MSCI") Index, MSCI World ex-U.S. Index, MSCI World ex-U.S. Small Cap Index and the Adviser's approved lists of stocks, depending on whether the portfolio manager manages accounts in a particular strategy for which a given benchmark would be applicable. Performance is measured over shorter- and longer-term periods, including one year, three years, five years, ten years, since a Fund's inception or since the portfolio manager has been managing the Fund, as applicable. Performance is measured on a pre-tax and after-tax basis to the extent such information is available.

If a portfolio manager also serves as a research analyst, then his compensation is also based on the contribution made to the Adviser in that role. The specific quantitative and qualitative factors considered in evaluating a research analyst's contributions include, among other things, new investment ideas, the performance of investment ideas covered by the analyst during the current year as well as over longer-term periods, the portfolio impact of the analyst's investment ideas, other contributions to the research process, and an assessment of the quality of analytical work. In addition, an individual's other contributions to the Adviser, such as a role in investment thought leadership and management of the firm, are taken into account in the overall compensation process.

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Portfolio Managers' Ownership of Fund Shares

The following table sets forth the dollar range of shares of the Funds beneficially owned by each Fund's portfolio manager as of September 30, 2012, unless otherwise indicated.

Fund	Name of Portfolio Manager	Dollar Range of Fund Holdings
Oakmark	William Nygren Kevin Grant	Over $1,000,000 Over $1,000,000
Select	William Nygren Anthony P. Coniaris* Thomas W. Murray*	Over $1,000,000 $50,001-$100,000** None**
Equity and Income	Clyde McGregor	Over $1,000,000
Global	Clyde McGregor Robert Taylor	Over $1,000,000 Over $1,000,000
Global Select	David Herro William Nygren	Over $1,000,000 Over $1,000,000
International	David Herro Robert Taylor	Over $1,000,000 Over $1,000,000
International Small Cap	David Herro Michael Manelli	Over $1,000,000 Over $1,000,000

*  Prior to January 2013, Messrs. Coniaris and Murray were not portfolio managers of the Select Fund.

**  As of December 31, 2012, Mr. Coniaris beneficially owns over $1,000,000 in shares of the Select Fund and Mr. Murray beneficially owns $500,001 - $1,000,000 in shares of the Select Fund.

CODES OF ETHICS

The Trust, the Adviser and the Funds' distributor, Harris Associates Securities L.P. ("HASLP"), establish standards and procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of the Trust might take advantage of that knowledge for their own benefit. The Trust, the Adviser and HASLP have adopted codes of ethics to meet those concerns and legal requirements. Although the codes do not prohibit employees who have knowledge of the investments and investment intentions of any of the Funds from engaging in personal securities investing, they regulate such investing by those employees.

PROXY VOTING POLICIES AND PROCEDURES

The Adviser, as part of its management responsibilities, is responsible for exercising all voting rights with respect to the Funds' portfolio securities in accordance with the Adviser's proxy voting policies and procedures.

The Adviser exercises voting rights solely with the goal of serving the best interests of its clients (including the Funds) as shareholders of a company. In determining how to vote on any proposal, the Adviser considers the proposal's expected impact on shareholder value and does not consider any benefit to the Adviser or its employees or affiliates.

The Adviser considers the reputation, experience and competence of a company's management when it evaluates the merits of investing in a particular company, and it invests in companies in which it believes management goals and shareholder goals are aligned. Therefore, on most issues, the Adviser casts votes in accordance with management's recommendations. However, when the Adviser believes that management's position on a particular issue is not in the best interests of the Funds and their shareholders, the Adviser will vote contrary to management's recommendation.

Proxy Voting Guidelines

The Adviser's Proxy Committee has established a number of proxy voting guidelines on various issues of concern to investors. The Adviser normally votes proxies in accordance with those guidelines unless it determines that it is in the best economic interests of a Fund and its shareholders to vote contrary to the guidelines. The voting guidelines generally address issues related to boards of directors, auditors, equity based compensation plans, and shareholder rights.

•  With respect to a company's board of directors, the Adviser believes that there should be a majority of independent directors and that audit, compensation and nominating committees should consist solely

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of independent directors, and it usually will vote in favor of proposals that ensure such independence. Many non-U.S. jurisdictions have substantially different corporate governance structures than the U.S. and as a result, the Adviser may vote contrary to this guideline on some occasions.

•  With respect to auditors, the Adviser believes that the relationship between a public company and its auditors should be limited primarily to the audit engagement, and it usually will vote in favor of proposals to prohibit or limit fees paid to auditors for any services other than auditing and closely-related activities that do not raise any appearance of impaired independence.

•  With respect to equity based compensation plans, the Adviser believes that appropriately designed plans approved by a company's shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, the Adviser will normally vote against plans that substantially dilute its clients' ownership interest in the company or provide participants with excessive awards. The Adviser usually also will vote in favor of proposals to require the expensing of options.

•  With respect to shareholder rights, the Adviser believes that all shareholders of a company should have an equal voice and that barriers that limit the ability of shareholders to effect corporate change and to realize the full value of their investment are not desirable. Therefore, the Adviser usually will vote against proposals for supermajority voting rights, against the adoption of poison pill plans, and against proposals for different classes of stock with different voting rights.

•  With respect to "social responsibility" issues, the Adviser believes that matters related to a company's day-to-day business operations are primarily the responsibility of management. The Adviser is focused on maximizing long-term shareholder value and usually will vote against shareholder proposals requesting that a company disclose or change certain business practices unless it believes the proposal would have a substantial positive economic impact on the company.

The Adviser may determine not to vote a Fund's proxy if it has concluded that the costs of or disadvantages resulting from voting outweigh the economic benefits of voting. For example, in some non-U.S. jurisdictions, the sale of securities voted may be prohibited for some period of time, usually between the record and meeting dates ("share blocking"), and the Adviser may determine that the loss of investment flexibility resulting from share blocking outweighs the benefit to be gained by voting.

Conflicts of Interest

The Proxy Committee, in consultation with the Adviser's legal and compliance departments, will monitor and resolve any potential conflicts of interest with respect to proxy voting. A conflict of interest might exist, for example, when an issuer who is soliciting proxy votes also has a client relationship with the Adviser, when a client of the Adviser is involved in a proxy contest (such as a corporate director), or when one of the Adviser's employees has a personal interest in a proxy matter. When a conflict of interest arises, in order to ensure that proxies are voted solely in the best interest of the Funds and their shareholders, the Adviser will vote in accordance with either its written guidelines or the recommendation of an independent voting service. If the Adviser believes that voting in accordance with the guidelines or the recommendation of the voting service would not be in the collective best interests of the Funds and their shareholders, the Executive Committee of the Trust's board of trustees will determine how shares should be voted.

How to Obtain the Oakmark Funds' Proxy Voting Record

No later than August 31 of each year, information regarding how the Adviser, on behalf of the Funds, voted proxies relating to the Funds' portfolio securities for the 12 months ended the preceding June 30 will be available through a link on the Funds' website at oakmark.com and on the SEC's website at sec.gov.

TRUSTEES AND OFFICERS

The board of trustees has overall responsibility for the Funds' operations. Each of the trustees and officers serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed or disqualified. The retirement age for trustees is 72.

Leadership Structure and Qualifications of the Board of Trustees

The Trust is governed by a board of trustees, which is responsible for protecting the interests of shareholders under applicable law. The board is led by an Independent Chairman, who is not an "interested person" of the

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Trust, as that term is defined in the 1940 Act. The board meets periodically throughout the year to oversee the Funds' activities, review the Funds' performance, oversee the potential conflicts that could affect the Funds, and review the actions of the Adviser. The board has an executive committee, audit committee, governance committee, committee on contracts and investment review committee, and has created a pricing committee. Each committee, other than the pricing committee, is comprised solely of trustees who are not "interested persons" under the 1940 Act ("Independent Trustees"). The principal functions of those committees are described below. The board has determined that the board's leadership and committee structure is appropriate because it enables the board to effectively and efficiently fulfill its oversight responsibilities and it facilitates the exercise of the board's independent judgment in evaluating and managing the relationship between the Funds, on the one hand, and the Adviser and certain other principal service providers, on the other.

As discussed below, the governance committee makes recommendations to the board regarding board committees and committee assignments, the composition of the board, candidates for election as trustees and compensation of trustees who are not affiliated with the Adviser, and oversees the process for evaluating the functioning of the board. The governance committee has not established specific qualifications that it believes must be met by a candidate for election as trustee. In evaluating candidates, the governance committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the 1940 Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The governance committee also considers whether the individual's background, skills, and experience will complement, and add to the diversity of, the background, skills, and experience of other trustees and will contribute to the board's deliberations. There is no difference in the manner in which the governance committee evaluates a candidate based on whether the candidate is recommended by a shareholder. Candidates are expected to provide a mix of attributes, experience, perspective and skills necessary to effectively advance the interests of shareholders.

The experiences and professional backgrounds of each board member have contributed to the board's conclusion that such board member should serve as a trustee of the trust. Each trustee's outside professional experience and number of years of service on the board is outlined in the table of biographical information below. During the time each board member has served, he/she has become familiar with the Funds' financial, accounting, regulatory and investment matters and has contributed to the board's deliberations.

Trustees Who Are Not Interested Persons of the Trust

Name, Address† and Age at December 31, 2012	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years#	Number of Portfolios in Fund Overseen by Trustee	Other Directorships Held by Trustee
Michael J. Friduss, 70	Trustee	1995	Principal, MJ Friduss & Associates (telecommunications consultants).	7	None
Thomas H. Hayden, 61	Trustee	1995	Lecturer, Department of Integrated Marketing Communications, the Medill School, Northwestern University, since July 2006.	7	None
Christine M. Maki, 52	Trustee	1995	Senior Vice President—Tax, RR Donnelley & Sons Company (global provider of integrated communications), since August 2008; Senior Vice President—Tax, Global Hyatt Corporation (hotel management) from 1995 to 2008.	7	None
Allan J. Reich, 64	Trustee	1993	Partner, Seyfarth Shaw LLP (law firm).	7	None

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Name, Address† and Age at December 31, 2012	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years#	Number of Portfolios in Fund Overseen by Trustee	Other Directorships Held by Trustee
Steven S. Rogers, 55	Trustee	2006	Senior Lecturer of Business Administration, Harvard Business School since 2012; Clinical Professor of Finance & Management, Kellogg Graduate School of Management, Northwestern University 1995-2012; Entrepreneur-in-Residence, Ewing Marion Kauffman Foundation since 1994.	7

Director, SC Johnson Wax (manufacturer of household cleaning, personal care and insecticide products), SuperValu, Inc. (supermarket retailer and food distributor), AMCORE Financial, Inc. (bank holding company), and W.S. Darley & Co. (fire fighting and emergency equipment manufacturers)

Burton W. Ruder, 69	Trustee	1995	President, BWR Enterprises (venture capital investment and transactional financing firm); Manager, Cedar Green Associates (real estate management firm).	7	None
Peter S. Voss, 66	Trustee	1995	Retired, since 2007.	7	None
Gary N. Wilner, M.D., 72*	Trustee and Chairman of the Board of Trustees	1993	Retired, since 2004.	7	None

Trustees Who Are Interested Persons of the Trust

Name, Address† and Age at December 31, 2012	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years#	Number of Portfolios in Fund Overseen by Trustee	Other Directorships Held by Trustee
Kristi L. Rowsell**, 46	Trustee and President	2010	Director, Harris Associates, Inc. ("HAI") and President, HAI, Harris Associates L.P. ("HALP") and Harris Associates Securities L.P. ("HASLP"), since 2010; Chief Financial Officer and Treasurer, HAI, HALP and HASLP 2005-2010.	7	None

Other Officers of the Trust

Name, Address† and Age at December 31, 2012	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years#
Robert M. Levy, 62	Executive Vice President	2003	Director, HAI; Chairman and Chief Investment Officer, Domestic Equity of HAI, HALP and HASLP; Portfolio Manager, HALP
Anthony P. Coniaris, 37##	Vice President and Portfolio Manager (Oakmark Select Fund)	2013	Portfolio Manager and Analyst, HALP
John N. Desmond, 51	Vice President	2008	Chief Operating Officer, HAI, HALP and HASLP, since 2007
Richard J. Gorman, 47	Vice President, Chief Compliance Officer, Anti-Money Laundering Officer, and Assistant Secretary	2006	Chief Compliance Officer of the Trust

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Name, Address† and Age at December 31, 2012	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years#
Kevin G. Grant, 48	Vice President and Portfolio Manager (Oakmark Fund)	2000	Portfolio Manager and Analyst, HALP
Thomas E. Herman, 51	Principal Financial Officer	2011	Chief Financial Officer and Treasurer, HAI, HALP and HASLP since 2010; Senior V.P., Chief Financial Officer and Treasurer, Ariel Investments, prior thereto.
David G. Herro, 52	Vice President and Portfolio Manager (Oakmark Global Select Fund, Oakmark International Fund and Oakmark International Small Cap Fund)	1992	Director, HAI; Vice President and Chief Investment Officer, International Equity, HAI and HALP; Portfolio Manager and Analyst, HALP
John J. Kane, 41	Treasurer	2005	Director, Global Investment Services, HALP since 2008
Michael L. Manelli, 32	Vice President and Portfolio Manager (Oakmark International Small Cap Fund)	2011	Portfolio Manager and Analyst, HALP
Clyde S. McGregor, 60	Vice President and Portfolio Manager (Oakmark Equity and Income Fund and Oakmark Global Fund)	1995	Vice President, HAI and HALP; Portfolio Manager, HALP
Thomas W. Murray, 42##	Vice President and Portfolio Manager (Oakmark Select Fund)	2013	Vice President and Director of Domestic Research, HAI and HALP since 2012; Portfolio Manager and Analyst, HALP
Michael J. Neary, 44	Vice President	2009	Managing Director, Marketing and Client Relations, HALP
William C. Nygren, 54	Vice President and Portfolio Manager (Oakmark Fund, Oakmark Select Fund and Oakmark Global Select Fund)	1996	Vice President, HAI and HALP; Portfolio Manager and Analyst, HALP
John R. Raitt, 58	Vice President	2010	Analyst, HALP; President and Chief Executive Officer, HAI, HALP and HASLP 2003-2010
Vineeta D. Raketich, 41	Vice President	2003	Managing Director, Global Operations and Client Relations, HALP
Janet L. Reali, 61	Vice President, Secretary and Chief Legal Officer	2001	Director, HAI; Vice President, General Counsel and Secretary, HAI and HALP; General Counsel and Chief Compliance Officer, HASLP
Robert A. Taylor, 40	Vice President and Portfolio Manager (Oakmark Global Fund and Oakmark International Fund)	2005	Vice President and Director of International Research HAI and HALP; Portfolio Manager and Analyst, HALP
Andrew J. Tedeschi, 47	Assistant Treasurer	2008	Employee of HALP

†  Unless otherwise noted, the business address of each officer and trustee listed in the tables is Two North LaSalle Street, Suite 500, Chicago, Illinois 60602-3790.

#  As used in this table, "HALP," "HAI" and "HASLP" refer to the Adviser, the general partner of the Adviser, and the Funds' distributor, respectively.

*  Dr. Wilner retired from the board of trustees on December 31, 2012.

**  Ms. Rowsell is a trustee who is an "interested person" of the Trust as defined in the 1940 Act because she is an officer of the Adviser and a director of HAI.

##  Prior to January 2013, Messrs. Coniaris and Murray were not officers or portfolio managers of the Select Fund.

The Adviser, on customary terms, manages investment accounts controlled by Messrs. Reich and Voss.

Risk Oversight. Investing in general and the operation of a mutual fund involve a variety of risks, such as investment risk, compliance risk, valuation risk and operational risk, among others. The board oversees risk as part of its oversight of the Funds. Risk oversight is addressed as part of various regular board and committee activities. The board, directly or through its committees, reviews reports from among others, the Adviser, the Trust's Chief Compliance Officer ("CCO"), the Trust's independent registered public accounting firm, independent counsel, and internal auditors of the Adviser or its affiliates, as appropriate, regarding risks faced by the Funds and the risk management programs of the Adviser and certain other service providers.

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The actual day-to-day risk management with respect to the Funds resides with the Adviser and other service providers to the Funds. Although the risk management policies of the Adviser and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Funds can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Funds or the Adviser, its affiliates or other service providers.

Pursuant to Rule 38a-1 under the 1940 Act, the Trust's CCO is responsible for administering the Trust's compliance program, including monitoring and enforcing compliance by the Funds and their service providers with the federal securities laws. The CCO has an active role in daily Fund operations and maintains a working relationship with all relevant advisory, legal, compliance, operations and administration personnel for the Funds' service providers. On at least a quarterly basis, the CCO reports to the Independent Trustees on significant compliance program developments, including material compliance matters, and on an annual basis, the CCO provides the full board with a written report that summarizes his review and assessment of the adequacy of the compliance programs of the Funds and their service providers. The CCO also periodically communicates with the board and audit committee chairpersons between scheduled meetings.

The committees of the board of trustees include the executive committee, audit committee, governance committee, committee on contracts and investment review committee and the board of trustees has created a pricing committee. The following table identifies the members of those committees as of January 1, 2013, the function of each committee, and the number of meetings of each committee held during the fiscal year ended September 30, 2012.

Committee	Members of Committee	Number of meetings during fiscal year ended September 30, 2012	Principal Functions of Committee
Executive Committee	Allan J. Reich* Michael J. Friduss Thomas H. Hayden	None	The executive committee generally has the authority to exercise the powers of the board during intervals between meetings.
Audit Committee	Christine M. Maki* Steven S. Rogers Burton W. Ruder Peter S. Voss Allan J. Reich	3	The principal responsibilities of the audit committee include the following:
• to oversee the accounting and financial reporting policies and practices of the Trust, its internal controls and, as appropriate, the internal controls of certain service providers;
• to assist board of trustees oversight of (i) the integrity of the Funds' financial statements, (ii) the Funds' compliance with legal and regulatory requirements, (iii) the independent auditors' qualifications and independence and (iv) the performance of the independent auditors;
• to pre-approve the audit and non-audit services that the Trust's independent auditors provide to the Trust and certain non-audit services that the Trust's independent auditors may provide the Adviser and its affiliates;
• to act as liaison between the independent auditors of the Funds and the full board of trustees;
• to oversee the portfolio transaction policies and practices of the Funds;
• to review potential conflicts of interest that are identified and brought to the attention of the board of trustees; and
• to discuss guidelines and policies governing the process by which the Adviser and other relevant service providers assess and manage the Funds' exposure to risk, and to discuss the Funds' most significant financial risk exposures and the steps the Adviser has taken to monitor and control such risks.

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Committee	Members of Committee	Number of meetings during fiscal year ended September 30, 2012	Principal Functions of Committee
Governance Committee	Thomas H. Hayden* Michael J. Friduss Steven S. Rogers Allan J. Reich	4

The governance committee makes recommendations to the board regarding board committees and committee assignments, the composition of the board, candidates for election as non-interested trustees and compensation of trustees who are not affiliated with the Adviser, and oversees the process for evaluating the functioning of the board.

Committee on Contracts	Michael J. Friduss* Christine M. Maki Peter S. Voss Allan J. Reich	3

The committee on contracts is responsible for reviewing in the first instance, and making recommendations to the board regarding, investment advisory agreements and any other agreements relating to the management or administration of any Fund.

Investment Review Committee**	Peter Voss* Tom H. Hayden Burt W. Ruder Allan J. Reich	0	The Investment review committee reviews the data and materials presented by the Adviser related to portfolio investments of the Funds.
Pricing Committee	Thomas E. Herman John J. Kane John R. Raitt Vineeta D. Raketich Janet L. Reali Kristi L. Rowsell	10	The committee is authorized, on behalf of the board, to determine, in accordance with the valuation procedures established by the board, fair valuations of portfolio securities.

*  Chair of the committee

**  Prior to January 1, 2013, the investment review committee was not a standing committee of the board.

The following table shows the compensation paid by the Trust during the fiscal year ended September 30, 2012 to each trustee who is not affiliated with the Adviser:

Name of Trustee	Aggregate Compensation from the Trust*	Average Compensation per Fund
Michael J. Friduss	$163,000	$23,286
Thomas H. Hayden	$165,750	$23,679
Christine M. Maki	$171,250	$24,464
Allan J. Reich	$178,250	$25,464
Steven S. Rogers	$158,000	$22,571
Burton W. Ruder	$162,250	$23,179
Peter S. Voss	$176,000	$25,143
Gary N. Wilner, M.D.**	$266,000	$38,000

*  Each Fund is a series of the Trust and the Trust constitutes the entire fund complex. Aggregate compensation includes compensation that was deferred pursuant to the deferred compensation plan as described below. As of September 30, 2012, the total amounts accrued under the plan were $858,097 for Mr. Friduss, $886,574 for Mr. Hayden, $864,442 for Ms. Maki, $346,914 for Mr. Ruder and $948,402 for Dr. Wilner.

**  Dr. Wilner retired from the board of trustees on December 31, 2012.

The Trust has a deferred compensation plan (the "Plan") that permits any trustee who is not an "interested person" of the Trust to elect to defer receipt of all or a portion of his or her compensation as a trustee for two or more years. The deferred compensation of a participating trustee is credited to a book reserve account of the Trust when the compensation would otherwise have been paid to the trustee. The value of the trustee's deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the Oakmark Funds or the FST Administration Shares of the Financial Square Federal Fund ("Oakmark Units") of the Goldman Sachs Trust, as designated by the trustee. At the time for commencing distributions from a trustee's deferral account, which is no later than when the trustee ceases to be a member of the board of trustees, the trustee may elect to receive distributions in a lump sum or over a period of five years. Each Fund's obligation to make distributions under the Plan is a general obligation of that Fund. No Fund will be liable for any other Fund's obligations to make distributions under the Plan.

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The Trust pays all compensation of trustees other than those affiliated with the Adviser and all expenses incurred in connection with their services to the Trust. The Trust does not provide any pension or retirement benefits to its trustees.

The following table shows the value of shares of each Fund "beneficially" owned (within the meaning of that term as defined in rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the "1934 Act")) by each trustee (within dollar ranges) as of December 31, 2012.

Trustee	Oakmark Fund	Select Fund	Equity and Income Fund	Global Fund	Global Select Fund	International Fund	International Small Cap Fund	Aggregate Dollar Range of Shares of All Funds in Fund Complex
Michael J. Friduss	Over $100,000	Over $100,000	Over $100,000	Over $100,000	$50,001 – $100,000	$50,001 – $100,000	$10,001 – $50,000	Over $100,000
Thomas H. Hayden	$50,001 – $100,000	$10,001 – $50,000	Over $100,000	$10,001 – $50,000	$50,001 – $100,000	None	None	Over $100,000
Christine M. Maki	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Allan J. Reich	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	$10,001 – $50,000	Over $100,000
Steven S. Rogers	$1 – $10,000	$10,001 – $50,000	$50,001 – $100,000	$10,001 – $50,000	$1 – $10,000	$10,001 – $50,000	$10,001 – $50,000	Over $100,000
Kristi L. Rowsell	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Burton W. Ruder	$10,001 – $50,000	$10,001 – $50,000	$50,001 – $100,000	Over $100,000	None	Over $100,000	None	Over $100,000
Peter S. Voss	Over $100,000	Over $100,000	Over $100,000	$50,001 – $100,000	None	Over $100,000	Over $100,000	Over $100,000
Gary N. Wilner, M.D.*	$10,001 – $50,000	$50,001 – $100,000	$1 – $10,000	$50,001 – $100,000	Over $100,000	Over $100,000	$50,001 – $100,000	Over $100,000

*  Dr. Wilner retired from the board of trustees on December 31, 2012.

At December 31, 2012, the trustees and officers as a group owned beneficially less than 1% of the outstanding Class II shares of each Fund and less than 1% of the outstanding Class I shares of each Fund other than: Select Fund, as to which they owned 1.89%; Global Fund, as to which they owned 1.80%; Global Select Fund, as to which they owned 3.63%; and International Small Cap Fund, as to which they owned 2.22%.

PRINCIPAL SHAREHOLDERS

The only persons known by the Trust to own of record or "beneficially" (within the meaning of that term as defined in rule 13d-3 under the Securities Exchange Act of 1934) 5% or more of the outstanding shares of any Fund as of December 31, 2012 were:

Name and Address	Fund and Class	Percentage of Outstanding Shares Held
Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104-4151	Oakmark Fund, Class I
Oakmark Select Fund, Class I
Oakmark Equity and Income Fund, Class I
Oakmark Global Fund, Class I
Oakmark Global Select Fund, Class I
Oakmark International Fund, Class I
	Oakmark International Small Cap Fund, Class I	34.85% 21.78% 22.95% 24.05% 15.56% 26.00% 41.36%
DCGT as TTEE and/or CUST FBO Principal Financial Group 711 High Street Des Moines, IA 50392-0001	Oakmark Fund, Class II	36.44%
Great West Life & Annuity Ins. Co. 8515 E. Orchard R.d Greenwood Villaged, CO 80111-5002	Oakmark Select Fund, Class II Oakmark Equity & Income Fund, Class II Oakmark International Fund, Class II	10.37% 13.50% 12.83%
Great-West Trust Company 8515 E. Orchard R.d Greenwood Village, CO 80111-5002	Oakmark International Fund, Class II	19.22%

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Name and Address	Fund and Class	Percentage of Outstanding Shares Held
Hartford Life Insurance Company PO Box 2999 Hartford, CT 06104-2999	Oakmark Equity & Income Fund, Class II	7.85%
Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deer Lake Dr. E 3rd Fl. Jacksonville, FL 32246-6484	Oakmark Fund, Class I
Oakmark Fund, Class II
Oakmark Select Fund, Class II
Oakmark Equity & Income Fund, Class II
Oakmark Global Fund, Class II
Oakmark Global Select Fund, Class I
Oakmark International Small Cap Fund, Class II
	Oakmark International Fund, Class II	10.92% 28.36% 43.23% 11.46% 6.52% 11.26% 36.89% 58.62%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	Oakmark Fund, Class I	6.93%
National Financial Services Corp. 200 Liberty St. One World Financial Center New York, NY 10281-1003	Oakmark Fund, Class I
Oakmark Select, Class I
Oakmark Select Fund, Class II
Oakmark Equity & Income Fund, Class I
Oakmark Global Fund, Class I
Oakmark Global Select Fund, Class I
Oakmark International Fund, Class I
	Oakmark International Small Cap Fund, Class I	16.51% 24.73% 6.55% 28.18% 19.51% 22.26% 27.85% 17.81%
Nationwide Trust Company PO Box 182929 Columbus, OH 43218-2029	Oakmark Fund, Class II Oakmark Select Fund, Class II Oakmark Equity & Income Fund, Class II Oakmark Global Fund, Class II Oakmark International Fund, Class II Oakmark International Small Cap Fund, Class II	16.16% 19.54% 15.15% 90.74% 11.23% 40.17%
PIMS/Prudential Retirement 801 South Grand Avenue, 11th Fl. Los Angeles, CA 90017-4613	Oakmark Fund, Class II	5.86%
Priac TTEE 280 Trumble St. One Commercial Pl. Hartford, CT 0610	Oakmark Select Fund, Class II	8.79%
Taynik & Co. 200 Clarendon St. Fl. 17 Boston, MA 02116-5097	Oakmark Equity & Income Fund, Class II	8.06%
Wells Fargo Bank 1525 West Wt. Harris Blvd. Charlotte, NC 28262-8522	Oakmark Equity & Income Fund, Class II	11.74%

Investment by Funds of Funds or Other Large Shareholders. From time to time, some shareholders or intermediaries may hold a significant percentage of the total shares of a Fund. For example, a fund of funds or a discretionary investment model program sponsored by an intermediary may have substantial investments in one or more Funds.

As a result, a Fund may experience large redemptions or inflows due to transactions in Fund shares by funds of funds, other large shareholders, or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on a Fund's performance. In the event of such redemptions or inflows, a Fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase a Fund's brokerage and/or other transaction costs. In addition, when funds of funds or other investors own a substantial portion of a Fund's shares, a large redemption by these shareholders could cause expenses to increase, or could result in the Fund's current expenses being allocated over a smaller asset base, leading to an increase in the Fund's expense ratio. Redemptions of Fund shares also could accelerate the realization of taxable capital gains in the Fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other large shareholder purchases or redeems a substantial portion of the Fund's shares.

When possible, a Fund will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects. Such actions may include, but are not limited

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to, redemption of shares in-kind rather than in cash or carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful.

PURCHASING AND REDEEMING SHARES

Purchases and redemptions are discussed in the Funds' prospectus under the headings "Investing with The Oakmark Funds," "How to Buy Class I Shares," "How to Sell Class I Shares" and "Shareholder Services."

Net Asset Value

The Funds' net asset values are determined only on days on which the New York Stock Exchange (the "NYSE") is open for regular trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Mondays in January and February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively.

The net asset value per Class I Share or per Class II Share of a Fund is determined by the Trust's custodian. The net asset value of Class I Shares of a Fund is determined by dividing the value of the assets attributable to Class I Shares of the Fund, less liabilities attributable to that class, by the number of Class I Shares outstanding. Similarly, the net asset value of Class II Shares of a Fund is determined by dividing the value of the assets attributable to Class II Shares of the Fund, less liabilities attributable to that class, by the number of Class II Shares outstanding. Domestic securities traded on securities exchanges generally are valued at the last sale price or the official closing price on the exchange where the security is principally traded, or lacking a reported sale price at the time of valuation, at the most recent bid quotation. Each over-the-counter security traded on the NASDAQ National Market System shall be valued at the NASDAQ Official Closing Price ("NOCP"), or lacking a NOCP at the time of valuation, at the most recent bid quotation. Other over-the-counter securities are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. The values of securities of non-U.S. issuers that are traded on an exchange outside the U.S. generally are based upon market quotations that, depending upon local convention or regulation, may be last sale price, last bid or asked price, the mean between last bid and asked prices, an official closing price, or may be valued based on a pricing composite. The market value of exchange-traded securities is determined by using prices provided by one or more independent pricing services, or, as needed, by obtaining market quotations from independent broker-dealers. Securities held by the Funds are generally valued at market value. Short-term debt instruments (i.e., debt instruments whose maturities or expiration dates at the time of acquisition are one year or less) or money market instruments maturing in 61 days or more from the date of valuation are valued at the latest bid quotation or an evaluated price from an independent pricing service. Short-term debt instruments maturing in 60 days or less from the date of valuation are valued at amortized cost, which approximates market value. All other debt instruments are valued at the latest bid quotation or at an evaluated price provided by an independent pricing service. If these values or prices are not readily available or are deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the primary market or exchange on which that security is traded and before the close of the NYSE, the security will be valued at a fair value determined in good faith in accordance with Fund policies and procedures. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at a current exchange price quoted by an independent pricing service or any major bank or dealer. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by or under the direction of the board of trustees.

Trading in the portfolio securities of International Fund, International Small Cap Fund, Global Fund and Global Select Fund (and of any other Fund, to the extent it invests in securities of non-U.S. issuers) takes place in various foreign markets on days (such as Saturday) when the NYSE is not open and the Funds do not calculate their net asset value. In addition, trading in the Funds' portfolio securities may not occur on days when the NYSE is closed. Therefore, the calculation of net asset value does not take place contemporaneously with the determinations of the prices of many of the Funds' portfolio securities and the value of the Funds' portfolios may be significantly affected on days when shares of the Funds may not be purchased or redeemed. Even on days on which both non-U.S. markets and the NYSE are open, several hours may have passed between the time when trading in a non-U.S. market closes and the NYSE closes and the Funds calculate their net asset values.

Computation of net asset value (and the sale and redemption of a Fund's shares) may be suspended or postponed during any period when (a) trading on the NYSE is restricted, as determined by the SEC, or that

28

exchange is closed for other than customary weekend and holiday closings, (b) the SEC has by order permitted such suspension, or (c) an emergency, as determined by the SEC, exists making disposal of portfolio securities or valuation of the net assets of a Fund not reasonably practicable. A Fund may value a security at a fair value if it appears that the valuation of the security has been materially affected by events occurring after the close of the primary market or exchange on which the security is traded but before the time as of which the net asset value is calculated. The Trust has retained a third party service provider to assist in determining estimates of fair values for foreign securities. That service utilizes statistical data based on historical performance of securities, markets and other data in developing factors used to estimate a fair value. When fair value pricing is employed, the value of a portfolio security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. Estimates of fair value utilized by the Funds as described above may differ from the value realized on the sale of those securities and the differences may be material to the net asset value of the applicable Fund.

The Trust has adopted policies and procedures regarding the correction of any error in the computation of NAV in accordance with guidance provided by the SEC. When an error is discovered, the difference between the originally computed (erroneous) NAV and the correct NAV is calculated. If the difference is equal to or less than one cent per share, the error is deemed immaterial and no action is taken. If the difference is greater than one cent per share, the following actions are taken:

Amount of Difference	Action Taken
< 1/2 of 1% of the originally computed NAV

If the Fund has either paid excessive redemption proceeds or received insufficient subscription proceeds, the Fund may have incurred a net fund loss. The Fund determines whether it has incurred a net fund loss or a net fund benefit during the error period.

If the Fund has incurred a net fund loss, the party responsible for the error is expected to reimburse the Fund for the amount of the loss. If the Fund has received a net fund benefit from the error, no action is taken. A net benefit cannot be carried forward to offset a future fund loss.

= or > 1/2 of 1% of the originally computed NAV

If any shareholder has sustained a loss exceeding $10, the Fund or the party responsible for the error is expected to pay the shareholder any additional redemption proceeds owed and either refund excess subscription monies paid or credit the shareholder's account with additional shares as of the date of the error.

Either the responsible party or the individual shareholders who experienced a benefit as a result of the error are expected to reimburse the Fund for any fund losses attributable to them.

Shares Purchased through Intermediaries

Class I Shares of any of the Funds may be purchased through certain financial service companies, such as broker-dealers, banks, retirement plan service providers and retirement plan sponsors, who are agents of the Funds for the limited purpose of receiving and transmitting instructions for the purchase or sale of fund shares ("Intermediaries"). Class II Shares of each Fund are offered only for purchase through certain retirement plans, such as 401(k), and profit sharing plans. To purchase Class II Shares, you must do so through an Intermediary.

An Intermediary accepts purchase and sale orders as an authorized agent of the Funds pursuant to a written agreement. Any purchase or sale is made at the net asset value next determined after receipt and acceptance of the order by the Intermediary. Federal securities laws require Intermediaries to segregate any orders received on a business day after the close of regular session trading on the NYSE and transmit those orders separately for execution at the net asset value next determined after that business day. The Funds have no ability to verify compliance by the Intermediaries with that requirement. Certain Intermediaries perform recordkeeping, administrative and/or shareholder servicing services for their customers that may otherwise be performed by the Funds' transfer agent. In some circumstances, the Funds and the Adviser will pay an Intermediary for providing those services. Each Fund pays a portion of the fees charged by an Intermediary for those services provided to the underlying beneficial owners of shares of the Fund. The Fund pays the lesser of (a) 75% of the fees and (b) the estimated fees that the Fund would pay its transfer agent with

29

respect to those shares if the shares had been registered in the names of the beneficial owners on the books of the transfer agent. The Adviser pays the balance of the Intermediary's fees, which may include compensation for marketing or distribution services provided by the Intermediary. Generally, the fees payable by a Fund and the Adviser to an Intermediary are not expected to exceed 0.40% of the average annual value of assets held by the Intermediary (or 0.65% in the case of Class II shares, which includes a 0.25% fee attributable to servicing of retirement accounts). In addition, the Adviser and/or the Funds' distributor may make payments for various additional services or other expenses for the services listed above or for distribution-related services out of their profits or other available sources.

Although Fund share transactions may generally be done directly with the Funds at no charge, certain Intermediaries may charge a transaction-based or other fee for their services. Those charges are retained by such Intermediaries and are not shared with the Funds, the Adviser or the Funds' distributor. The Funds reserve the right to waive minimum investment requirements for purchases made through Intermediaries.

Redemption In-Kind

Each Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Fund during any 90-day period for any one shareholder. Redemptions in excess of those amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of securities. Brokerage costs may be incurred by a shareholder who receives securities and desires to convert them to cash.

Small Account Fee and Redemption Policy

Due to the relatively high cost of maintaining small accounts, each Fund reserves the right to assess an annual fee of $25 on any account or to redeem all the shares in any account, and send the proceeds to the registered owner of the account if the account value has been reduced below $1,000 as a result of redemptions. Prior to redeeming all of the shares in such account, a Fund or its agent will make a reasonable effort to notify the registered owner if the account falls below the minimum in order to give the owner 30 days to increase the account value to $1,000 or more. The agreement and declaration of trust also authorizes the Funds to redeem shares under certain other circumstances as may be specified by the board of trustees.

90-Day Redemption Fee

International Small Cap Fund imposes a short-term trading fee on redemptions of Fund shares held for 90 days or less to help offset two types of costs to the Fund caused by abusive trading: portfolio transaction and market impact costs associated with erratic redemption activity and administrative costs associated with processing redemptions. The fee is paid to the Fund and is 2% of the redemption value and is deducted from either the redemption proceeds or from the balance of the account. The "first-in, first-out" (FIFO) method is used to determine the holding period, which means that if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the short-term trading fee applies. The redemption fee does not apply to certain types of accounts or types of transactions, as discussed in the Funds' prospectus under "90-Day Redemption Fee on Fund Shares."

Money Market Exchange Fund

The Adviser acts as a Service Organization for the Oakmark Units of the Goldman Sachs Trust. Oakmark Units may be purchased directly or by exchanging shares of a Fund. For its services, the Adviser may receive fees at a rate of 0.25% from the Financial Square Federal Fund based on the average annual net assets of the Oakmark Units held in the Financial Square Federal Fund.

Anti-Money Laundering Compliance

The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, a Fund may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons. In addition, the Fund may be required to transfer the account or proceeds of the account to a government agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken these actions.

Identity Theft Prevention Program

The Funds are required to comply with federal regulations related to the prevention of identity theft. Consequently, the Funds have adopted a policy to monitor and take action with respect to patterns, practices,

30

or specific activities that indicate the possible existence of identity theft, and the Funds conduct their operations in a manner that is consistent with industry practice in that regard. The Funds are required by law to obtain certain personal information from shareholders, which will be used to verify a shareholder's identity. When a shareholder opens an account, he or she will be asked for his, her or its name, residential address, date of birth (for individuals), taxpayer or other government identification number and other information that will allow them to be identified. The Funds also may request to review other identifying documents such as driver's license, passport or documents showing the existence of the business entity. If a shareholder does not provide the personal information requested on the account application, the Funds may not be able to open the account. Failure to provide the personal information requested on the account application also may result in a delay in the date of a shareholder's purchase or in the rejection of the application and the return of the shareholder's investment monies. After a shareholder's account has been opened, if the Funds are unable to verify the shareholder's identity, the Funds reserve the right to close the account or take such other steps as the Funds deem reasonable. Furthermore, Boston Financial Data Services ("BFDS"), the Funds' transfer agent, implements the Red Flags policy by monitoring for red flags in the opening of Fund accounts and activity with respect to existing accounts.

ADDITIONAL TAX INFORMATION

General

Each Fund intends to continue to qualify to be taxed as a regulated investment company under the Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. At the time of your purchase, a Fund's net asset value may reflect undistributed income, capital gains or net unrealized appreciation of securities held by that Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable either as dividends or capital gain distributions.

The maximum tax rate on long-term capital gains of noncorporate investors is 20%. "Qualified dividend income" received by noncorporate shareholders who satisfy certain holding period requirements is taxed at applicable long-term capital gain rates. The amount of dividends that may be eligible for this reduced rate of tax may not exceed the amount of aggregate qualifying dividends received by that Fund. To the extent a Fund distributes amounts of dividends, including capital gain dividends, that the Fund determines are eligible for the reduced rates, it will identify the relevant amounts in its annual tax information reports to its shareholders.

You will be advised annually as to the source of distributions for tax purposes. If you are not subject to tax on your income, you will not be required to pay tax on these amounts.

If you realize a loss on sale of Fund shares held for six months or less, your short-term loss is recharacterized as long-term to the extent of any long-term capital gain distributions you have received with respect to those shares.

A Fund may be required to withhold federal income tax ("backup withholding") at a rate of 28% from certain payments to you, generally redemption proceeds and payments of dividends and distributions. Backup withholding may be required if:

•  You fail to furnish your properly certified social security or other tax identification number;

•  You fail to certify that your tax identification number is correct or that you are not subject to backup withholding due to the underreporting of certain income;

•  You fail to certify that you are a U.S. Person (including a U.S. resident alien); or

•  The IRS informs the Fund that your tax identification number is incorrect.

Those certifications are contained in the application that you complete when you open your Fund account. Each Fund must promptly pay the IRS all amounts withheld. Therefore, it usually is not possible for the Funds to reimburse you for amounts withheld. You may, however, claim the amount withheld as a credit on your federal income tax return.

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Investment in Non-U.S. Securities

Dividends received by a Fund from non-U.S. corporate issuers are not expected to be eligible for the dividends-received deduction for corporate shareholders. Capital gain distributions paid by the Funds are never eligible for this deduction.

Certain foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations, are taxable as ordinary income. If the net effect of these transactions is a gain, the dividend paid by any of these Funds will be increased; if the result is a loss, the income dividend paid by any of these Funds will be decreased.

Income received by a Fund from sources within various foreign countries will be subject to foreign income taxes withheld at the source. Under the Code, if more than 50% of the value of the Fund's total assets at the close of its taxable year comprise securities issued by foreign corporations, the Fund may file an election with the Internal Revenue Service to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. Pursuant to this election, shareholders will be required to: (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income, or use it as a foreign tax credit against U.S. income taxes (but not both). No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.

Eligible Funds intend to meet the requirements of the Code to "pass through" to their shareholders foreign income taxes paid, but there can be no assurance that they will be able to do so. Each shareholder will be notified after the close of each taxable year of a Fund, if the foreign taxes paid by the Fund will "pass through" for that year. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass through" of foreign tax credits.

The discussion of taxation above is not intended to be a full discussion of income tax laws and their effect on shareholders. In addition, tax laws frequently change. You are encouraged to consult your own tax advisor. The foregoing information applies to U.S. shareholders. U.S. citizens residing in a foreign country should consult their tax advisors as to the tax consequences of ownership of Fund shares.

DISTRIBUTOR

Shares of the Funds are offered for sale by HASLP without any sales commissions, 12b-1 fees, or other charges to the Funds or their shareholders. HASLP is an affiliate of the Adviser. All distribution expenses relating to the Funds are paid by the Adviser, including the payment or reimbursement of any expenses incurred by HASLP. The Distribution Agreement will continue in effect from year to year provided such continuance is approved annually (i) by a majority of the trustees or by a majority of the outstanding voting securities of the Funds and (ii) by a majority of the trustees who are not parties to the Distribution Agreement or interested persons of any such party.

The Trust has agreed to pay all expenses in connection with registration of its shares with the SEC and any auditing and filing fees required in compliance with various state securities laws. The Adviser bears all sales and promotional expenses, including the cost of prospectuses and other materials used for sales and promotional purposes by HASLP. HASLP offers the Funds' shares only on a best efforts basis. HASLP is located at Two North LaSalle Street, Chicago, Illinois 60602-3790.

PORTFOLIO HOLDINGS DISCLOSURE

The Adviser maintains portfolio holdings disclosure policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. These portfolio holdings disclosure policies have been approved by the board of trustees. The board of trustees periodically reviews these policies and procedures to ensure they adequately protect shareholders. It is the policy of the Funds and their service providers to protect the confidentiality of portfolio holdings and to prevent the selective disclosure of non-public information about each Fund's portfolio holdings.

Rating and ranking organizations such as Lipper, Inc. and Morningstar, Inc. or consultants and/or other financial industry institutions may request a complete list of portfolio holdings in order to rank or rate a Fund or to assess the risks of the Fund's portfolio and to produce related performance attribution statistics. Similarly, an Intermediary may be provided with portfolio holdings in order to allow the Intermediary to prepare Fund

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information for shareholders on a timely basis. Each Fund also may disclose portfolio holdings to its third-party service providers or counterparties in connection with services being provided or transactions being entered into, such as, among other things, custodial, brokerage, research, analytics, securities lending, accounting and legal. The disclosure of portfolio holdings to such third parties generally will be subject to a requirement that those third parties maintain the confidentiality of such information and that the information be used only for a stated legitimate business purpose other than for trading. The Funds' Chief Compliance Officer and the President of the Funds, Principal Financial Officer of the Funds, General Counsel or Chief Compliance Officer of the Adviser are authorized to disclose each Fund's portfolio securities in accordance with the procedures. In addition, in the case of a redemption of Fund shares in-kind, certain portfolio holdings will be disclosed to the redeeming shareholders. Neither the Funds nor the Adviser may receive compensation or other consideration in connection with the disclosure of portfolio holdings.

Disclosure of each Fund's complete holdings is required to be made quarterly within 60 days after the end of each fiscal quarter in the annual and semi-annual reports to Fund shareholders and in the quarterly reports on Form N-Q in the first and third quarters. These reports are available, free of charge, on the EDGAR database on the SEC's website at sec.gov.

Additionally, each Fund posts on its website at oakmark.com a complete list of its portfolio holdings usually within 10 business days after the Funds' fiscal quarter-end.

PORTFOLIO TRANSACTIONS

The Adviser is responsible, subject to the supervision of the board of trustees, for selecting brokers and dealers ("brokers") for the execution of each Fund's portfolio transactions. The Adviser seeks to place purchase and sale orders in a manner that is fair and reasonable to each Fund. The primary consideration in placing all portfolio transactions is the Adviser's ability to obtain "best execution" of such orders. Best execution means the combination of the most favorable execution and net price available under the circumstances. In determining best execution the Adviser takes into account a number of relevant factors including, among other things, the overall direct net economic result to a Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction in the desired price range with a minimum market impact, the reliability, integrity and financial condition of the broker, the ability of the broker to commit resources to the execution of the trade, and the value of the brokerage or research products or services provided. Such factors are weighed by the Adviser in determining the overall reasonableness of the brokerage commission. In selecting brokers for portfolio transactions, the Adviser takes into account its past experiences in determining those brokers who are likely to help achieve best execution.

There are many instances when, in the Adviser's judgment, more than one broker can offer comparable execution services. In selecting among such brokers, consideration may be given to those brokers that supply research and brokerage products and services that are deemed to qualify as eligible research and brokerage products and services under the safe harbor of Section 28(e) of the Securities Exchange Act of 1934. Eligible research products and services may include, among other things, research reports, discussions with research analysts and corporate executives, seminars or conferences, financial and economic publications that are not targeted to a wide audience, software that provides analysis of securities portfolios, market research, including pre-and post-trade analytics, and market data. Eligible brokerage products and services may include services and products that (i) are used to effect securities transactions; (ii) perform services incidental to securities transactions; or (iii) are required by an applicable SRO or SEC rule(s). The research and brokerage products or services provided to the Adviser by a particular broker may include both (a) products and services created by such broker and (b) products and services created by a third party. The provision of research and brokerage products and services is often referred to as "soft dollar arrangements." Such arrangements may cause a Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if the Adviser determines that an arrangement qualifies for the safe harbor provided by Section 28(e) of the 1934 Act.

The Adviser is the principal source of information and advice to the Funds, and the research and other services provided by brokers to the Adviser are considered to be in addition to the information and advice provided by the Adviser to the Funds. The board of trustees recognizes that it is important for the Adviser, in performing its responsibilities to the Funds, to continue to receive and evaluate the broad spectrum of economic and financial information that many brokers have customarily furnished in connection with brokerage transactions,

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and that in compensating brokers for their services, it is in the interest of the Funds to take into account the value of the information received for use in advising the Funds. In addition, it is understood by the board of trustees that other clients of the Adviser might also benefit from the research and other services obtained from brokers through whom a Fund effects securities transactions, and that not all such research and services may be used by the Adviser for the Funds.

If the Adviser receives an eligible research or brokerage product or service that it also utilizes for non-eligible research or brokerage purposes, the Adviser will make a good faith determination as to the cost of such "mixed-use item" between the eligible and non-eligible purposes and use soft dollars to pay for that portion of the cost relating to its eligible purpose.

The Adviser also may participate in client commission arrangements, commission sharing arrangements and step-out transactions to receive eligible research and brokerage products and services. In "client commission arrangements" or "commission sharing arrangements," the Adviser may effect transactions, subject to best execution, through a broker and request that the broker allocate a portion of the commission or commission credits to a segregated "research pool(s)" maintained by the broker. The Adviser may then direct such broker to pay for various products and services that are eligible under the safe harbor of Section 28(e). Participating in client commission arrangements or commission sharing arrangements may enable the Adviser to (1) strengthen its key brokerage relationships; (2) consolidate payments for research and brokerage products and services; and (3) continue to receive a variety of high quality research and brokerage products and services while facilitating best execution in the trading process.

In a step-out transaction, the Adviser directs a trade to a broker with instructions that the broker execute the transaction, but "step-out" all or portion of the transaction or commission in favor of another broker that provides eligible research and brokerage products or services. The second broker may clear and/or settle the transaction and receive commissions for the stepped-in portion. The Adviser only enters into step-out transactions if it will not hinder best execution.

In addition to trading with client commission arrangement brokers as discussed above, the Adviser effects trades with full service and introducing brokers, Electronic Communication Networks, Alternative Trading Systems, and other execution services.

The reasonableness of brokerage commissions paid by the Funds in relation to transaction and research services received is evaluated by the staff of the Adviser on an ongoing basis. The general level of brokerage charges and other aspects of the Funds' portfolio transactions are reviewed periodically by the board of trustees.

The following table shows the aggregate brokerage commissions (excluding the gross underwriting spread on securities purchased in initial public offerings) paid by each Fund during the periods indicated. No Fund paid brokerage commissions to an affiliated broker-dealer during any of the periods indicated below.

Each Fund, except Global Select Fund, experienced material changes to the aggregate dollar amount of brokerage commissions paid during the most recent fiscal year compared to either or both of the prior two years. These changes resulted from various factors, including, among other things, significant net flows into or out of a Fund and changes to a Fund's portfolio turnover rate.

	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010
Oakmark Fund Aggregate commissions	$1,571,339	$867,159	$598,449
Select Fund Aggregate commissions	$880,906	$443,518	$825,137
Equity and Income Fund Aggregate commissions	$4,855,817	$3,539,977	$4,676,826
Global Fund Aggregate commissions	$692,618	$1,100,540	$1,135,093
Global Select Fund Aggregate commissions	$224,512	$302,603	$249,141
International Fund Aggregate commissions	$5,260,716	$7,129,315	$4,717,897
International Small Cap Fund Aggregate commissions	$817,206	$1,292,796	$1,178,551

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During the year ended September 30, 2012, brokers that provided research products or services to the Adviser were paid the following commissions on portfolio transactions in connection with soft dollar arrangements: Oakmark Fund, $242,360; Select Fund, $128,456; Equity and Income Fund, $885,957; Global Fund, $164,670; Global Select Fund $47,976; International Fund $1,264,870; International Small Cap Fund, $190,607, and the aggregate dollar amounts involved in those transactions for those respective Funds were: $472,648,833, $266,888,668, $1,617,051,813, $231,916,157, $77,632,456, $1,562,401,633, $198,607,131.

Transactions of the Funds in the over-the-counter market are executed with primary market makers acting as principal except where it is believed that better prices and execution may be obtained otherwise.

When the Adviser believes it desirable, appropriate and feasible to purchase or sell the same security for a number of client accounts at the same time, the Adviser may aggregate its clients' orders ("Aggregated Orders"), including orders on behalf of the Funds, in a way that seeks to obtain more favorable executions, in terms of the price at which the security is purchased or sold, the costs of the execution of the orders, and the efficiency of the processing of the transactions. Each account that participates in an Aggregated Order will participate at the average share price.

The trade allocation process takes place on as timely a basis as possible, i.e., as a client order is completed in full, or, in the case of a partially executed Aggregated Order, at the market's close when the average price can be calculated. The trader will aggregate trade orders of different portfolio managers if the trader believes the Aggregated Order would provide each client with an opportunity to achieve a more favorable execution.

In the case of an Aggregated Order that has not been completely filled, the Adviser uses an automated application that determines an average execution price and then allocates securities among the accounts participating in the order. Institutional accounts, including the Funds, are generally allocated in proportion to the size of the order placed for each account (i.e., pro rata).

Although the Adviser believes that the ability to aggregate orders for client accounts will in general benefit its clients as a whole over time, in any particular instance, such aggregation may result in a less favorable price or execution for a particular client than might have been obtained if the transaction had been effected on an unaggregated basis.

The Funds do not purchase securities with a view to rapid turnover. However, there are no limitations on the length of time that portfolio securities must be held. Portfolio turnover can occur for a number of reasons, including general conditions in the securities market, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. A high rate of portfolio turnover would result in increased transaction expense, which must be borne by the Fund. High portfolio turnover also results in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.

The portfolio turnover rate for Equity and Income Fund decreased significantly during the 2012 fiscal year compared to the prior year, although the portfolio turnover rate of the equity portion of the portfolio remained relatively stable. The decrease in total portfolio turnover resulted primarily from a significant decrease in turnover in the fixed income portion of the portfolio. This decrease was driven primarily by fewer opportunities for tax trading and less need for portfolio repositioning in light of the existing interest rate environment. While the portfolio turnover rate for Select Fund increased significantly during the 2012 fiscal year compared to the 2011 fiscal year, that turnover rate was relatively consistent with the portfolio turnover rate for years prior to 2011. Unlike 2011, when intra-stock correlation was unusually high, 2012 presented less correlation, which in turn provided greater opportunities for the Select Fund to sell and purchase securities at what the Adviser believes to be more advantageous prices.

During the most recent fiscal year, Oakmark Fund, Select Fund, Global Fund, Global Select Fund and International Fund acquired securities of their regular brokers or dealers as defined in Rule 10b-1 under the 1940 Act. As of September 30, 2012, those Funds held securities of such regular brokers or dealers having the following aggregate values: Oakmark Fund held $163,355,000 of Bank of America, $172,242,400 of JPMorgan Chase & Co., $133,574,000 of Goldman Sachs Group Inc. and $108,676,400 of State Street Corporation; Select Fund held $150,993,000 of Bank of America and $161,920,000 of JPMorgan Chase & Co.; Global Fund held $84,937,691 of Credit Suisse Group and $84,262,904 of Daiwa Securities Group, Inc. Global Select Fund held $34,032,515 of Credit Suisse Group, $30,562,400 of JPMorgan Chase & Co. and $30,114,826 of Daiwa Securities Group; and International Fund held $407,422,345 of Credit Suisse Group.

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DECLARATION OF TRUST

The Trust was organized as a Massachusetts business trust on February 1, 1991. The Declaration of Trust disclaims liability of the shareholders, trustees and officers of the Trust for acts or obligations of the Trust. The Declaration of Trust provides for indemnification out of the Trust's assets for all losses and expenses of any shareholder held personally liable for obligations of the Trust. Thus, although shareholders of a business trust may, under certain circumstances, be held personally liable under Massachusetts law for the obligations of the Trust, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote because it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations. The Trust and the Adviser believe that the risk to any one series of sustaining a loss on account of liabilities incurred by another series is remote.

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company ("State Street"), 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts 02117-9130, is the custodian for the Trust and, as such, performs certain services for the Funds as directed by authorized persons of the Trust. For example, as custodian, State Street is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments and making all payments covering expenses of the Funds. State Street also performs certain portfolio accounting and administrative services for the Funds, such as monitoring each Fund's compliance with its investment guidelines, testing each Fund's compliance with Subchapter M of the Code, calculating each Fund's periodic dividend rates and total returns, preparing certain tax forms, preparing financial information for presentation to the Adviser, the Trust's board of trustees and each Fund's shareholders and for filing with the SEC, and calculating each Fund's excise tax distributions. Each Fund pays the custodian a monthly fee for the provision of such services. The custodian does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of a Fund. The Trust has authorized the custodian to deposit certain portfolio securities of each Fund in central depository systems as permitted under federal law. The Funds may invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

BFDS, 2000 Crown Colony Dr, Quincy MA 02169, performs transfer agency services for the Funds. BFDS maintains shareholder accounts and prepares shareholder account statements, processes shareholder transactions, prepares distribution payments, and maintains records of Fund transactions. The Trust pays BFDS for its services based on the number of open and closed shareholder accounts.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

An independent registered public accounting firm for the Trust performs an annual audit of the Trust's financial statements. The Trust's audit committee has engaged Deloitte & Touche LLP, located at 111 South Wacker Drive, Chicago, Illinois 60606, to be the Trust's independent registered public accounting firm.

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APPENDIX A — BOND RATINGS

A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the credit-worthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities in which the Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation Ratings Group, a division of The McGraw-Hill Companies ("S&P").

Ratings by Moody's:

Aaa. Bonds rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa. Bonds rated Aa are judged to be of high quality by all standards and are subject to very low credit risk.

A. Bonds rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa. Bonds rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba. Bonds rated Ba are judged to be speculative and are subject to substantial credit risk.

B. Bonds rated B are considered speculative and are subject to high credit risk.

Caa. Bonds rated Caa are judged to be speculative, of poor standing, and are subject to very high credit risk.

Ca. Bonds rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C. Bonds rated C are the lowest rated and are typically in default with little prospect for recovery of principal or interest.

NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Ratings by S&P:

AAA. Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

AA. Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

A. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB. Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB—B—CCC—CC. Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

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C. The rating C is reserved for income bonds on which obligations are currently highly vulnerable to nonpayment.

D. An obligation rated D is in payment default.

In order to provide more detailed indications of credit quality, most of the S&P's bond letter ratings described above from AA to CCC may be modified by the addition of a plus or a minus sign to show relative standing within the rating category.

Provisional Ratings. The letters "pr" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon the failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

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APPENDIX B — FINANCIAL STATEMENTS

The audited financial statements for each of the Funds for the fiscal year ended September 30, 2012, the notes thereto and report of the independent registered public accounting firm thereon are incorporated herein by reference from the Trust's annual report.

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PART C

OTHER INFORMATION

Item 28.         EXHIBITS

Note:             As used herein, “Registration Statement” refers to this registration statement under the Securities Act of 1933, no. 33-38953.  “Pre-effective Amendment” refers to a pre-effective amendment to the Registration Statement, and “Post-effective Amendment” refers to a post-effective amendment to the Registration Statement.

(a)                  Agreement and declaration of trust (exhibit 1 to Post-effective Amendment no. 18*)

(b)                  Bylaws as amended and restated through July 27, 2005 (exhibit (b) to Post-effective Amendment no. 32*)

(c)                  See Article V of Exhibit (a) and Section 2 of Exhibit (b), above.

(d)    (1)         Investment advisory agreement for The Oakmark Fund dated October 30, 2000 (exhibit (d)(1) to Post-effective Amendment no. 25*)

(d)    (2)         First amendment to investment advisory agreement for The Oakmark Fund dated April 18, 2001 (exhibit (d)(2) to Post-effective Amendment no. 26*)

(d)    (3)         Second amendment to investment advisory agreement for The Oakmark Fund dated November 1, 2004 (exhibit (d)(3) to Post-effective Amendment no. 36*)

(d)    (4)         Third amendment to investment advisory agreement for the Oakmark Fund dated November 1, 2012

(d)    (5)                    Investment advisory agreement for The Oakmark Select Fund dated October 30, 2000 (exhibit (d)(2) to Post-effective Amendment no. 25*)

(d)    (6)         First amendment to investment advisory agreement for The Oakmark Select Fund dated April 18, 2001 (exhibit (d)(4) to Post-effective Amendment no. 26*)

(d)    (7)         Second amendment to investment advisory agreement for The Oakmark Select Fund dated November 1, 2004 (exhibit (d)(6) to Post-effective Amendment no. 36*)

(d)    (8)         Investment advisory agreement for The Oakmark Small Cap Fund dated October 30, 2000 (exhibit (d)(3) to Post-effective Amendment no. 25*)

(d)    (9)         First amendment to investment advisory agreement for The Oakmark Small Cap Fund dated April 18, 2001 (exhibit (d)(6) to Post-effective Amendment no. 26*)

(d)    (10)         Investment advisory agreement for The Oakmark Equity and Income Fund dated October 30, 2000 (exhibit (d)(4) to Post-effective Amendment no. 25*)

(d)    (11)       First amendment to investment advisory agreement for The Oakmark Equity and Income Fund dated April 18, 2001 (exhibit (d)(8) to Post-effective Amendment no. 26*)

(d)   (12)        Second amendment to investment advisory agreement for The Oakmark Equity and Income Fund dated November 1, 2003 (exhibit (d)(11) to Post-effective Amendment no. 36*)

(d)   (13)        Third amendment to investment advisory agreement for The Oakmark Equity and Income Fund dated November 1, 2004 (exhibit (d)(12) to Post-effective Amendment no. 36*)

(d)   (14)        Fourth amendment to investment advisory agreement for The Oakmark Equity and Income Fund dated November 1, 2007 (exhibit (d)(13) to Post-effective Amendment no. 36*)

(d)   (15)        Investment advisory agreement for The Oakmark Global Fund dated October 30, 2008 (exhibit (d)(14) to Post-effective Amendment no. 37*)

(d)   (16)        Investment advisory agreement for The Oakmark Global Fund dated October 30, 2000 (exhibit (d)(5) to Post-effective Amendment no. 25*)

(d)   (17)        First amendment to investment advisory agreement for The Oakmark Global Fund dated April 18, 2001 (exhibit (d)(10) to Post-effective Amendment no. 26*)

(d)   (18)        Second amendment to investment advisory agreement for The Oakmark Global Fund dated November 1, 2003 (exhibit (d)(16) to Post-effective Amendment no. 36*)

(d)   (19)        Third amendment to investment advisory agreement for The Oakmark Global Fund dated November 1, 2007 (exhibit (d)(17) to Post-effective Amendment no. 36*)

(d)   (20)        Investment advisory agreement for The Oakmark International Fund dated October 30, 2000 (exhibit (d)(6) to Post-effective Amendment no. 25*)

(d)   (21)        First amendment to investment advisory agreement for The Oakmark International Fund dated April 18, 2001 (exhibit (d)(12) to Post-effective Amendment no. 26*)

(d)   (22)        Second amendment to investment advisory agreement for The Oakmark International Fund dated November 1, 2004 (exhibit (d)(20) to Post-effective Amendment no. 36*)

(d)   (23)        Third amendment to investment advisory agreement for The Oakmark International Fund dated November 1, 2006 (exhibit (d)(21) to Post-effective Amendment no. 36*)

(d)   (24)        Fourth amendment to investment advisory agreement for The Oakmark International Fund dated November 1, 2007 (exhibit (d)(22) to Post-effective Amendment no. 36*)

(d)   (25)        Investment advisory agreement for The Oakmark International Small Cap Fund dated October 30, 2000 (exhibit (d)(7) to Post-effective Amendment no. 25*)

(d)   (26)        First amendment to investment advisory agreement for The Oakmark International Small Cap Fund dated April 18, 2001 (exhibit (d)(14) to Post-effective Amendment no. 26*)

(d)   (27)        Second amendment to investment advisory agreement for The Oakmark International Small Cap Fund dated November 1, 2004 (exhibit (d)(25) to Post-effective Amendment no. 36*)

(d)   (28)        Third amendment to investment advisory agreement for The Oakmark International Small Cap Fund dated November 1, 2006 (exhibit (d)(26) to Post-effective Amendment no. 36*)

(d)   (29)        Investment advisory agreement dated September 1, 2006 for The Oakmark Global Select Fund (exhibit (d)(22) to Post-effective Amendment no. 34*)

(d)   (30)        Fourth amendment to investment advisory agreement for The Oakmark International Small Cap Fund dated November 1, 2011 (exhibit (d)(29) to Post-effective Amendment No. 42*)

(e)   (1)          Distribution agreement dated January 26, 2001 (exhibit (e) to Post-effective Amendment no. 25*)

(e)   (2)          First amendment to Distribution Agreement dated April 18, 2001 (exhibit (e)(2) to Post-effective Amendment no. 26*)

(e)   (3)          Letter agreement dated September 14, 2006 applying distribution agreement (exhibit (e)(1)) to The Oakmark Global Select Fund (exhibit (e)(3) to Post-effective Amendment no. 34*)

(f)                  None

(g)    (1)         Custodian agreement with Investors Bank & Trust Company dated as of April 1, 2002 (exhibit (g)(1) to Post-effective Amendment no. 28*)

(g)    (2)         Foreign custody delegation agreement with Investors Bank & Trust Company dated as of April 1, 2002 (exhibit (g)(2) to Post-effective Amendment no. 28*)

(g)    (3)         Special custody and pledge agreement among Harris Associates Investment Trust, Pershing LLC and Investors Bank & Trust Company dated as of May 9, 2005 (exhibit (g)(3) to Post-effective Amendment no. 32*)

(g)    (4)         Letter agreement dated September 12, 2006 applying custodian agreement (exhibit (g)(1)) to The Oakmark Global Select Fund (exhibit (g)(4) to Post-effective Amendment no. 34*)

(g)    (5)         Second Amendment Agreement between Harris Associates Investment Trust and State Street Bank & Trust regarding assumption of Custodian Agreement dated as of March 20, 2008 (exhibit (g)(5) to Post-effective Amendment no. 37*)

(g)    (6)         Third Amendment Agreement between Harris Associates Investment Trust and State Street Bank & Trust Company dated as of February 2, 2011

(g)    (7)         Fourth Amendment Agreement between Harris Associates Investment Trust and State Street Bank & Trust Company dated as of January 31, 2012

(g)    (8)         Amended and restated special custody and pledge agreement among Harris Associates Investment Trust, Pershing LLC and State Street Bank & Trust dated as of August 22, 2012

(h)    (1)         Amendment to transfer agency and service agreement with Boston Financial Data Services, Inc. dated October 1, 2008 (exhibit (h)(1) to Post-effective Amendment no. 37*)

(h)    (2)         Administrative agreement with Investors Bank & Trust Company dated as of April 1, 2002 (exhibit (h)(5) to Post-effective Amendment no. 28*)

(h)    (3)        Letter agreement dated September 11, 2006 applying transfer agency and service agreement (exhibit (h)(1)) to The Oakmark Global Select Fund (exhibit (h)(3) to Post-effective Amendment no. 34*)

(h)    (4)         Letter agreement dated September 12, 2006 applying administration agreement (exhibit (h)(2)) to The Oakmark Global Select Fund (exhibit (h)(4) to Post-effective Amendment no. 34*)

(h)    (5)         Amendment to transfer agency and service agreement with Boston Financial Data Services, Inc. dated October 1, 2011 (exhibit (h)(5) to Post-effective Amendment no. 42*)

(h)    (6)         Amendment to transfer agency and service Agreement with Boston Financial Data Services, Inc. dated February 15, 2012

(i)    (1)         Opinion of K&L Gates LLP dated January 28, 2011 (exhibit (i) to Post-effective Amendment no. 40*)

(i)    (2)         Consent of K&L Gates LLP dated January 28, 2013

(j)                  Consent of Deloitte & Touche LLP dated January 25, 2013

(k)                  None

(l)   (1)           Organizational expense agreement for The Oakmark Fund dated July 31, 1991 (exhibit 13.1 to Post-effective Amendment no. 18*)

(l)    (2)          Organizational expense agreement for The Oakmark International Fund dated September 15, 1992 (exhibit 13.2 to Post-effective Amendment no. 18*)

(l)    (3)          Organizational expense agreement for The Oakmark Small Cap Fund, The Oakmark Equity and Income Fund and The Oakmark International Small Cap Fund dated July 6, 1995 (exhibit 13.3 to Post-effective Amendment no. 18*)

(l)    (4)          Organizational expense agreement for The Oakmark Select Fund dated October 22, 1996 (exhibit 13.4 to Post-effective Amendment no. 17*)

(l)    (5)          Form of subscription agreement (exhibit 13.5 to Post-effective Amendment no. 18*)

(l)    (6)          Subscription agreement for The Oakmark Global Select Fund dated September 14, 2006 (exhibit (l)(6) to Post-effective Amendment no. 34*)

(l)    (7)          Expense limitation agreement dated January 20, 2010 (exhibit (1)(7) to Post-effective Amendment no. 39*)

(1)   (8)          Expense limitation agreement dated January 5, 2011 (exhibit (l)(8) to Post-effective Amendment no. 40*)

(l)    (9)          Expense limitation agreement dated January 11, 2012 (exhibit (l)(9) to Post-effective Amendment no. 42*)

(1)   (10)               Expense limitation agreement dated January 4, 2013

(m)                 None

(n)                  Rule 18f-3 plan (exhibit 18 to Post-effective Amendment no. 21*)

(p)    (1)         Code of ethics and statement on insider trading of Harris Associates L.P., Harris Associates Securities L.P. and Harris Associates Investment Trust, as amended, effective as of November 2, 2012

(p)    (2)         Code of ethics for non-management trustees of Harris Associates Investment Trust, as amended, effective as of July 20, 2011 (exhibit (p)(2) to Post-effective Amendment no. 42*)

(q)                  Powers of Attorney

*                     Incorporated by reference

Item 29.          Persons Controlled By Or Under Common Control With Registrant

The registrant does not consider that there are any persons directly or indirectly controlling, controlled by, or under common control with, the registrant within the meaning of this item.  The information in the prospectus under the caption “Management of the Funds” and in the Statement of Additional Information under the caption “Investment Adviser” and “Trustees and Officers” is incorporated by reference.

Item 30.          Indemnification

Article VIII of the agreement and declaration of trust of registrant (exhibit (a) to this registration statement, which is incorporated herein by reference) provides that registrant shall provide certain indemnification of its trustees and officers.  In accordance with Section 17(h) of the Investment Company Act, that provision shall not protect any person against any liability to the registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, negligence or reckless disregard of the duties involved in the conduct of his office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The registrant, its trustees and officers, Harris Associates L.P. (“HALP”) (the investment adviser to registrant) and certain affiliated persons of HALP and affiliated persons of such persons are insured under insurance maintained by registrant and HALP, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such trustees, directors or officers.  The policy expressly excludes coverage for any trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been finally adjudicated or may be established or who willfully fails to act prudently.

Item 31.         Business And Other Connections Of Investment Adviser

The information in the prospectus under the caption “Management of the Funds” is incorporated by reference. Neither HALP nor its general partner has at any time during the past two years been engaged in any other business, profession, vocation or employment of a substantial nature either for its own account or in the capacity of director, officer, employee, partner or trustee, except that HALP’s general partner is also the general partner of a securities broker-dealer firm.

Item 32.         Principal Underwriters

(a)                  Harris Associates Securities L.P. acts as principal underwriter for the registrant.

(b)                  Set forth below is information with respect to each officer of Harris Associates Securities L.P.:

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

Kristi L. Rowsell	President	President
Robert Levy	Chairman	Executive Vice President
Thomas E. Herman	Chief Financial Officer and Treasurer	Principal Financial Officer
Janet L. Reali	Chief Compliance Officer and General Counsel	Vice President and Secretary
John N. Desmond	Chief Operating Officer	Vice President

The principal business address of each officer of Harris Associates Securities L.P. is Two North LaSalle Street, Suite 500, Chicago, Illinois 60602.

(c)                  There are no commissions or other compensation received from the registrant directly or indirectly, by any principal underwriter who is not an affiliated person of the registrant or an affiliated person of an affiliated person.

Item 33.         Location of Accounts and Records

(1)                 State Street Bank & Trust Company

200 Clarendon Street

P.O. Box 9130

Boston, MA 02117-9138

Rule 31a-1(a); Rule 31a-1(b)(1), (2), (3), (5), (6), (7), (8)

(2)                 Harris Associates L.P.

Two North LaSalle Street, Suite 500

Chicago, IL 60602

Rule 31a-1(a); Rule 31a-1(b)(4), (9), (10), (11);

Rule 31a-1(d); Rule 31a-1(f); Rule 31a-2(a);

Rule 31a-2(c); Rule 31a-2(e)

(3)                 Boston Financial Data Services, Inc.

2000 Crown Colony Dr.

Quincy, MA 02169

Rule 31a-1; Rule 31a-1(b)(1)

Item 34.         Management Services

None

Item 35.         Undertakings

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this post-effective amendment pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois on January 28, 2013.

HARRIS ASSOCIATES INVESTMENT TRUST

By	/s/ Kristi L. Rowsell
Kristi L. Rowsell, President

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated.

	Signature	Title	Date

	/s/ Michael J. Friduss*	Trustee
Michael J. Friduss

	/s/ Thomas H. Hayden*	Trustee
Thomas H. Hayden

	/s/ Christine M. Maki*	Trustee
Christine M. Maki

	/s/ Allan J. Reich*	Trustee
Allan J. Reich

	/s/ Steven S. Rogers*	Trustee	January 28, 2013
Steven S. Rogers

	/s/ Burton W. Ruder*	Trustee
Burton W. Ruder

	/s/ Peter S. Voss*	Trustee
Peter S. Voss

	/s/ Kristi L. Rowsell	Trustee and President (Principal Executive Officer)
Kristi L. Rowsell

	/s/ Thomas E. Herman	Principal Financial Officer
Thomas E. Herman

By	/s/ Janet L. Reali
Janet L. Reali
Secretary

* Janet L. Reali signs this document pursuant to the powers of attorney filed herewith

Index of Exhibits

Exhibit
Number		Exhibits

(d)	(4)	Third amendment to investment advisory agreement for the Oakmark Fund dated November 1, 2012

(g)	(6)	Third Amendment Agreement between Harris Associates Investment Trust and State Street Bank & Trust Company dated as of February 2, 2011

(g)	(7)	Fourth Amendment Agreement between Harris Associates Investment Trust and State Street Bank & Trust Company dated as of January 31, 2012

(g)	(8)	Amended and restated special custody and pledge agreement among Harris Associates Investment Trust, Pershing LLC and State Street Bank & Trust dated as of August 22, 2012

(h)	(6)	Amendment to transfer agency and service Agreement with Boston Financial Data Services, Inc. dated February 15, 2012

(i)	(2)	Consent of K&L Gates LLP dated January 28, 2013

(j)		Consent of Deloitte & Touche LLP dated January 25, 2013

(l)	(10)	Expense limitation agreement dated January 4, 2013

(p)	(1)	Code of ethics and statement on insider trading of Harris Associates L.P., Harris Associates Securities L.P. and Harris Associates Investment Trust, as amended, effective as of November 2, 2012

(q)		Powers of Attorney.